                                                             Exhibit 99.17(b)(2)



--------------------------------------------------------------------------------



                                  PROJECT ORBIS



================================================================================



         Presentation to the Special Committee of the Board of Directors



                                  May 20, 1999





--------------------------------------------------------------------------------



                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

================================================================================

                                  PROJECT ORBIS

--------------------------------------------------------------------------------



                                Table of Contents



Section                                                                Page

I.      Executive Summary

           Transaction Overview......................................  I - 1

           Transaction Chronology....................................  I - 2-3



II.     Valuation Methodologies

           Summary Reference Equity Value Range......................  II - 1-2



Exhibits

        Analysis of Selected Reference Publicly Traded Companies.....  Exhibit A

        Analysis of Selected Reference Merger and Acquisition

          Transactions...............................................  Exhibit B

        Analysis of Selected Acquisition of Minority Interest

          Transactions...............................................  Exhibit C

        Analysis of Selected Acquisition of Remaining Interest

          Transactions...............................................  Exhibit D

        Discounted Cash Flow Analyses................................  Exhibit E

        Consolidated Historical and Projected Income Statements......  Exhibit F

        Institutional Ownership......................................  Exhibit G

        Selected Price/Volume and Shares Traded Graphs...............  Exhibit H



--------------------------------------------------------------------------------



                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

                                                                       SECTION I

Executive Summary

--------------------------------------------------------------------------------



Transaction Overview



o     ThermoSpectra Corporation (the "Company" or "THS") is a publicly traded,

      92% owned subsidiary of Thermo Instrument Systems, Inc. ("THI"). THI has

      publicly announced its intention to repurchase all of the shares of THS stock it does not currently own.



o     Pursuant to a formal offer, THI proposes to purchase the remaining 8%

      minority stake for $16.00 per share in cash, reflecting an aggregate purchase price of $17.5 million, based on approximately 1,095,871 shares held by the minority shareholders.





--------------------------------------------------------------------------------

                                       I-1

                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

Executive Summary

--------------------------------------------------------------------------------



Transaction Chronology



Mid-March 1998:         ThermoSpectra announces appointment of Barry S. Howe as

                        President and Chief Executive Officer.



July 1998:              Thermo Instrument Systems announces that its Board of

                        Directors had authorized the repurchase, over the

                        following 12 months, of up to 2 million shares of its

                        common stock, as well as up to $25 million worth of its

                        subsidiaries' securities.



July 1998 -

December 1998:          Thermo Electron Corporation, a beneficial owner of more

                        than 10% of the shares of ThermoSpectra Corporation,

                        purchases 932,100 shares of THS, bringing its holdings

                        to 14,239,545 or approximately 92% of THS shares

                        outstanding.



September 29, 1998:     ThermoSpectra announces that it will record a third

                        quarter charge of approximately $5.4 million relating to

                        employee severance costs and facility closing costs.

                        ThermoSpectra further announces that it expects 1999

                        savings resulting from these charges of approximately

                        $11 million.



Early March 1999:       Tucker Cleary meets with the Special Committee to review

                        its preliminary valuation of ThermoSpectra and provide

                        guidance with respect to any offers from Thermo

                        Instrument Systems for the minority stake of

                        ThermoSpectra. In connection with the valuation, Tucker

                        Cleary has:



                        o     Visited the Temperature Control division as well

                              as the larger entities within the Test &

                              Measurement and Imaging & Inspection divisions



                        o     Prepared a financial model incorporating

                              management's financial projections



                        o     Reviewed comparable companies and comparable

                              merger transactions





--------------------------------------------------------------------------------

                                       I-2

                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

Executive Summary

--------------------------------------------------------------------------------



Transaction Chronology (continued)



March 1999 - May 1999:  The Special Committee, in conjunction with its legal and financial advisors, negotiates with representatives of

                        THI regarding an agreement in principle with respect to

                        the price at which the minority stake in Orbis will be

                        purchased by THI. Parties ultimately agree to a per

                        share price in cash of $16.00.





--------------------------------------------------------------------------------

                                       I-3

                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

                                                                      SECTION II

Valuation Methodologies - Summary

--------------------------------------------------------------------------------



Reference Equity Value Range



                                 ----------------        --------------------

                                    Reference                 Reference

                                 M&A Transactions        Public Companies (1)

                                 ----------------        --------------------



Imputed Equity Value             $156 M - $196 M           $120 M - $138 M



Per Share                        $10.20 - $12.79            $7.80 - $8.99



                               ------------------          -------------------

                                 Acquisition of               Acquisition of

                               Minority Interests          Remaining Interests

                               ------------------          -------------------



Premiums (1 week prior to announcement)

   High                               50.7%                      50.6%

   Adjusted Mean                      14.3%                      18.8%

   Low                                 1.5%                       3.8%

THS Stock Price (5/14/99)           $11.125                    $11.125

Imputed High Value                   $16.77                     $16.75

Imputed Mean Value                   $12.72                     $13.22

Imputed Low Value                    $11.29                     $11.55



----------



(1) Represents the sum of the imputed values for each of the three divisions,

before giving effect to any acquisition premium.





--------------------------------------------------------------------------------

                                      II-1

                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

Valuation Methodologies - Summary

--------------------------------------------------------------------------------



Reference Equity Value Range -- Chronology of DCF Valuations



                     --------------------------------------

                                Consolidated DCF

                     (3/10/99 Presentation Methodology (1))

                     --------------------------------------



                                 Management Case         Adjusted Case

                                 ---------------         -------------



Imputed Equity Value             $278 M - $324 M        $172 M - $201 M



Per Share                        $18.16 - $21.14        $11.22 - $13.11



                      ----------     ----------      ---------     ------------

                          THS       Tucker Cleary       THS        Tucker Cleary

                     Original DCF    Revised DCF    Revised DCF     Revised DCF

                      3/19/99(2)     3/26/99(3)      4/7/99(4)     Early May(5)

                      ----------     ----------      ---------     ------------



Imputed Equity Value    $221 M         $302 M          $242 M         $252 M



Per Share               $14.40         $19.65          $15.73         $16.41



----------



(1)   Updated to reflect current estimated cost of capital and terminal value multiples.

(2)   Employing 10-year period and alternative terminal value calculation.

(3)   Employing THS methodology consistently applied.

(4)   Employing management projections for years 1-5 and revised year 6-10 projections.

(5)   Employing 5 year projections.





--------------------------------------------------------------------------------

                                      II-2

                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

                                                                           TAB A

Project Orbis - Temperature Control Group



Imputed Valuation Based on Reference Company Analysis

(Based on Latest Twelve Months ended 4/3/99 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------



-------------------------------

          Valuation                                          Enterprise Value Multiple of:

-------------------------------                      -------------------------------------------------

                                                          LTM              LTM               LTM

                                                       Revenues           EBITDA            EBIT

                                                     --------------     -----------     --------------




SELECTED COMP GROUP MULTIPLE

                               Adjusted Mean              0.9x             13.6x              17.7x



TEMPERATURE CONTROL DIVISION

                               Financial Data (1)      $54,768            $7,350             $5,912



IMPLIED GROSS ENTERPRISE VALUE

                               Adjusted Mean           $47,310          $100,012           $104,434



------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------

Notes:



(1)   Based on Temperature Control Division model. Prior to restructuring costs and adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.

Project Orbis - Temperature Control Group



Imputed Valuation Based on Reference Company Analysis

(Based on Fiscal 1999 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------



-------------------------------

          Valuation                                          Enterprise Value Multiple of:

-------------------------------                      -------------------------------------------------

                                                         1999              1999             1999

                                                       Revenues           EBITDA            EBIT

                                                     --------------     -----------     --------------




SELECTED COMP GROUP MULTIPLE (1)

                               Adjusted Mean              0.9x             13.6x              17.7x



TEMPERATURE CONTROL DIVISION (2)

                               Financial Data          $49,451            $8,372             $5,844



IMPLIED GROSS ENTERPRISE VALUE

                               Adjusted Mean           $42,717          $113,921           $103,227



------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   1999 enterprise value is calculated using 1998 adjusted mean multiples.



(2)   Based on 1999 Temperature Control Division model. EBIT has been adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.

Project Orbis - Temperature Control Group



Selected Reference Company Analysis



(All Dollar Amounts in Thousands, Except Per Share Amounts)

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------







                                              Temperature

                                              Control Div. (1)      Mean

                                              ----------------  --------------


Ticker/Exchange                                    NA

Latest Fiscal Year Ending                       01/02/99

Latest Fiscal Quarter Ending                    04/03/99

Preliminary Earnings Reported                      -

--------------------------------------------

Current Market Information

--------------------------------------------

Stock Price:          05/14/99                     NA

                   52-Week High                    NA

                   52-Week Low                     NA

                   % Within High/Low Range         NA

Common Shares Outstanding (000s)                   NA

                   % Held by Institutions          NA

Market Value of Common Equity (EMV)                NA             $179,405

Plus: Total Funded Debt (TFD) (a)                  NA              $33,796

Less: Cash and Marketable Securities             $1,820            $13,400

                                              -------------     --------------

Total Market Capitalization (b)                    NA             $199,801

                                              =============     ==============

--------------------------------------------

Last 12 Months' (LTM) Income Information

--------------------------------------------

LTM Revenues                                    $54,639           $143,850

LTM Gross Profit                                $19,658            $65,103

LTM EBITDA                                       $8,117    (2)     $14,990

LTM EBIT                                         $6,679    (2)      $9,401

LTM Net Income                                   $4,942    (2)      $5,778

Margins:

      LTM Gross Margin                           36.0%              45.5%

      LTM EBITDA Margin                          14.9%     (2)      10.5%

      LTM EBIT Margin                            12.2%     (2)       6.7%

      LTM Net Income Margin                       9.0%     (2)       4.1%

Tax Rate                                          4.3%              38.3%

--------------------------------------------

EPS Information

--------------------------------------------

LTM EPS                                            NA

Projected CY 1999 EPS (c)                          NA

Projected CY 2000 EPS (c)                          NA

Book Value                                         NA

Projected 5 Year Growth (EPS) (c)                  NA

--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------

                                                                     Valuation  Comparables

                                               --------------------------------------------------------------------

                                                                                                       Keithley

                                                 Cerprobe           GenRad,            IFR           Instruments,

                                                Corporation          Inc.         Systems, Inc.          Inc.

                                               --------------    --------------   ---------------   ---------------


Ticker/Exchange                                 CRPB / NASDAQ     GEN / NYSE        IFRS / NASDAQ     KEI / NYSE

Latest Fiscal Year Ending                        12/31/98          01/02/99          06/30/98          09/30/98

Latest Fiscal Quarter Ending                     12/31/98          01/02/99          12/31/98          12/31/98

Preliminary Earnings Reported                    03/31/99              -                -              03/31/99

--------------------------------------------

Current Market Information

--------------------------------------------

Stock Price:          05/14/99                         $9.44            $18.56             $4.31             $8.06

                   52-Week High                       $18.25            $22.31            $23.25             $9.69

                   52-Week Low                         $8.38            $10.19             $3.13             $3.75

                   % Within High/Low Range             10.8%             69.1%              5.9%             72.6%

Common Shares Outstanding (000s)                       8,145            29,335             8,208             7,545

                   % Held by Institutions              36.3%             62.8%             53.0%             41.9%

Market Value of Common Equity (EMV)                  $76,868          $544,524           $35,397           $60,832

Plus: Total Funded Debt (TFD) (a)                     $6,573            $8,487          $114,125            $6,000

Less: Cash and Marketable Securities                 $19,884           $12,998            $4,663           $16,056

                                               --------------    --------------   ---------------   ---------------

Total Market Capitalization (b)                      $63,557          $540,013          $144,859           $50,776

                                               ==============    ==============   ===============   ===============

--------------------------------------------

Last 12 Months' (LTM) Income Information

--------------------------------------------

LTM Revenues                                         $68,860          $224,789          $180,027          $101,725

LTM Gross Profit                                     $26,836          $105,912           $68,780           $58,882

LTM EBITDA                                            $8,274           $32,424 (3)        $7,920 (4)       $11,343

LTM EBIT                                              $3,598           $17,112 (3)      ($1,561) (4)        $7,494

LTM Net Income                                        $2,639           $10,907 (3)     ($12,724) (4)        $3,788

Margins:

      LTM Gross Margin                                 39.0%             47.1%             38.2%             57.9%

      LTM EBITDA Margin                                12.0%             14.4% (3)          4.4% (4)         11.2%

      LTM EBIT Margin                                   5.2%              7.6% (3)        (0.9%) (4)          7.4%

      LTM Net Income Margin                             3.8%              4.9% (3)        (7.1%) (4)          3.7%

Tax Rate                                               42.7%             31.0%                NM             41.3%

--------------------------------------------

EPS Information

--------------------------------------------

LTM EPS                                                $0.45             $0.85             $0.18             $0.69

Projected CY 1999 EPS (c)                              $0.73             $1.37             $0.27             $0.63

Projected CY 2000 EPS (c)                              $1.29             $1.78             $0.34             $0.70

Book Value                                             $6.58             $4.57             $3.72             $5.35

Projected 5 Year Growth (EPS) (c)                      25.0%             25.0%             25.0%             12.0%

-------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------

                                                                              Industry Comparables

                                              ---------------   ----------------------------------------------------

                                                 Keithley           Applied           Credence

                                               Instruments,        Materials           Systems         KLA-Tencor

                                                   Inc.              Inc.            Corporation       Corporation

                                              ---------------   ----------------   ----------------   --------------


Ticker/Exchange                                 KEI / NYSE        AMAT / NASDAQ      CMOS / NASDAQ    KLAC / NASDAQ

Latest Fiscal Year Ending                        09/30/98          10/31/98           10/31/98          06/30/98

Latest Fiscal Quarter Ending                     12/31/98          01/31/99           10/31/98          12/31/98

Preliminary Earnings Reported                    03/31/99              -              01/31/99          03/31/99

--------------------------------------------

Current Market Information

--------------------------------------------

Stock Price:          05/14/99                         $8.06             $60.69             $26.94           $51.50

                   52-Week High                        $9.69             $71.63             $32.06           $65.00

                   52-Week Low                         $3.75             $21.56              $9.31           $20.75

                   % Within High/Low Range             72.6%              78.2%              77.5%            69.5%

Common Shares Outstanding (000s)                       7,545            372,974             20,477           88,159

                   % Held by Institutions              41.9%              65.4%              95.7%            74.5%

Market Value of Common Equity (EMV)                  $60,832        $22,634,879           $551,607       $4,540,189

Plus: Total Funded Debt (TFD) (a)                     $6,000           $624,554           $115,000          $16,416

Less: Cash and Marketable Securities                 $16,056           $562,401            $58,343         $747,679

                                              ---------------   ----------------   ----------------   --------------

Total Market Capitalization (b)                      $50,776        $22,697,032           $608,264       $3,808,926

                                              ===============   ================   ================   ==============

--------------------------------------------

Last 12 Months' (LTM) Income Information

--------------------------------------------

LTM Revenues                                        $101,725         $3,476,479           $148,207       $1,469,730

LTM Gross Profit                                     $58,882         $1,554,818            $78,413         $817,834

LTM EBITDA                                           $11,343 (5)       $695,602 (6)         $6,864         $231,022 (7)

LTM EBIT                                              $7,494 (5)       $407,203 (6)       ($8,095)         $192,105 (7)

LTM Net Income                                        $3,788 (5)       $267,862 (6)       ($5,046)         $241,223 (7)

Margins:

      LTM Gross Margin                                 57.9%              44.7%              52.9%            55.6%

      LTM EBITDA Margin                                11.2% (5)          20.0% (6)           4.6%            15.7% (7)

      LTM EBIT Margin                                   7.4% (5)          11.7% (6)          -5.5%            13.1% (7)

      LTM Net Income Margin                             3.7% (5)           7.7% (6)         (3.4%)            16.4% (7)

Tax Rate                                               41.3%              33.3%              18.8%            34.3%

--------------------------------------------

EPS Information

--------------------------------------------

LTM EPS                                                $0.69              $0.74            ($0.42)            $0.72

Projected CY 1999 EPS (c)                              $0.63              $1.45              $0.06            $1.11

Projected CY 2000 EPS (c)                              $0.70              $1.81              $0.08            $1.95

Book Value                                             $5.35              $8.63              $7.07           $13.62

Projected 5 Year Growth (EPS) (c)                      12.0%              25.0%              25.0%            25.0%

--------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

(a)   Total Funded Debt equals Short-Term Debt plus Long-Term Debt plus

      Preferred Equity.



(b)   Total Market Capitalization equals Market Value of Common Equity plus

      Total Funded Debt less Cash and Marketable Securities.



(c)   Consensus estimates from First Call.



      "NA" indicates value not available; "NM" indicates a negative value.



(1)   Temperature Control Division results provided by the Company.



(2)   Before Allocated corporate overhead, interest and taxes. Excludes $237 of restructuring charges in 1998.



(3)   GenRad, Inc. excludes $31,406 of extraordinary items in 1998.



(4)   IFR excludes $15,700 of acquired research and development in 1998.



(5)   Keithley excludes $4,808 abd $2,852 of gain on sale of business in 1999 and 1998 respectively and excludes $335 and $1,172 of special charges in

      1999 and 1998 respectively.



(6)   Applied Materials exclude $5,000 and $237,227 of non-recurring items in

      1999 and 1998 respectively.



(7)   KLA-Tencor excludes $42,700 and $22,474 of non-recurring acquisition,

      restructuring and other charges in 1999 and 1998 respectively.

Project Orbis - Temperature Control Group



Selected Reference Company Analysis

--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------



                                                               Valuation Comparables

                                      ----------------------------------------------------------------------

                                         Cerprobe           GenRad,             IFR            Keithley

Market Multiples                        Corporation          Inc.          Systems, Inc.    Instruments, Inc.

                                      ----------------  ----------------  ----------------  ----------------




Price / LTM EPS                            21.0x             21.8x             24.0x             11.7x



Price / CY 1999 EPS                        12.9x             13.5x             16.0x             12.9x



Price / CY 2000 EPS                         7.3x             10.4x             12.8x             11.5x



Total  Capitalization/LTM Revenues          0.9x              2.4x              0.8x              0.5x



Total  Capitalization/LTM EBITDA            7.7x             16.7x             18.3x              4.5x



Total  Capitalization/LTM EBIT             17.7x             31.6x            (92.8x)             6.8x



CY 1999 P/E Ratio/Future 5-Yr Growth Rate   0.5x              0.5x              0.6x              1.1x



Market / Book Multiple                      1.4x              4.1x              1.2x              1.5x

-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------



                                                      Industry Comparables

                                       ----------------------------------------------------

                                       Applied Materials  Credence Systems   KLA-Tencor

Market Multiples                            Inc.            Corporation      Corporation

                                       ----------------  ----------------  ----------------




Price / LTM EPS                             82.0x            (64.1x)            71.5x



Price / CY 1999 EPS                         41.9x            449.0x             46.4x



Price / CY 2000 EPS                         33.5x            359.2x             26.4x



Total  Capitalization/LTM Revenues           6.5x              4.1x              2.6x



Total  Capitalization/LTM EBITDA            32.6x             88.6x             16.5x



Total  Capitalization/LTM EBIT              55.7x            (75.1x)            19.8x



CY 1999 P/E Ratio/Future 5-Yr Growth Rate    1.7x             18.0x              1.9x



Market / Book Multiple                       7.0x              3.8x              3.8x

-------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------------------

-----------------------------------      Adjusted

Summary Statistics (a)                   Mean (b)            High               Low              Count

-----------------------------------   ----------------  ----------------  ----------------  ----------------




Price / LTM EPS                            21.4x             24.0x             11.7x               4



Price / CY 1999 EPS                        13.2x             16.0x             12.9x               4



Price / CY 2000 EPS                        11.0x             12.8x              7.3x               4



Total  Capitalization/LTM Revenues          0.9x              2.4x              0.5x               4



Total  Capitalization/LTM EBITDA           13.6x             18.3x              4.5x               5



Total  Capitalization/LTM EBIT             17.7x             19.8x              6.8x               3



CY 1999 P/E Ratio/Future 5-Yr Growth Rate   0.6x              1.1x              0.5x               4



Market / Book Multiple                      1.4x              1.5x              1.2x               3

--------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------



(a)   Boldfaced multiples, if any, are excluded from Summary Statistics, as they are deemed extraordinary.



(b)   Adjusted Mean excludes high and low values.

Project Orbis - Temperature Control Group



Selected Reference Company Analysis



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------



                                                                     Valuation Comparables

                                              ------------------------------------------------------------------

                                                Cerprobe        GenRad,           IFR              Keithley

                                      Mean    Corporation         Inc.        Systems, Inc.    Instruments, Inc.

                                    --------  ------------  -------------  ---------------     --------------


Revenues

   LTM                                            $68,860       $224,789         $180,027           $101,725

   Latest Fiscal Year 1997/98                     $76,207       $224,789         $148,069           $117,776

   Fiscal Year        1996/97                     $77,110       $236,761         $103,517           $123,295

   Fiscal Year        1995/96                     $37,310       $183,545          $89,997           $118,946

                                    --------  ------------  -------------  ---------------     --------------

   3 Yr. Revenue CAGR                 18.5%          42.9%          10.7%            28.3%                NM



Gross Margin

   LTM                                               39.0%          47.1%            38.2%              57.9%

   Latest Fiscal Year 1997/98                        40.9%          47.1%            36.5%              57.3%

   Fiscal Year        1996/97                        41.0%          53.5%            40.8%              57.9%

   Fiscal Year        1995/96                        45.5%          52.5%            37.7%              61.2%

                                    --------  ------------  -------------  ---------------     --------------

   Avg. 3 Yr. Gross Margin            50.1%          42.5%          51.1%            38.3%              58.8%



EBITDA Margin

   LTM                                               12.0%          14.4%             4.4%              11.2%

   Latest Fiscal Year 1997/98                        16.3%          14.4%             6.9%               9.7%

   Fiscal Year        1996/97                        11.8%          20.2%            13.5%               5.8%(1)

   Fiscal Year        1995/96                         7.2%          17.8%            12.5%               8.6%(1)

                                    --------  ------------  -------------  ---------------     --------------

   Avg. 3 Yr. EBITDA Margin           17.2%          11.7%          17.5%            11.0%               8.0%



EBIT Margin

   LTM                                                5.2%           7.6%            (0.9%)              7.4%

   Latest Fiscal Year 1997/98                        10.1%           7.6%             2.6%               6.4%

   Fiscal Year        1996/97                         7.0%          16.3%            10.5%               2.5%(1)

   Fiscal Year        1995/96                         2.0%          14.1%             9.2%               5.2%(1)

                                    --------  ------------  -------------  ---------------     --------------

   Avg. 3 Yr. EBIT Margin             12.8%           6.4%          12.7%             7.4%               4.7%



Net Income

   LTM                                             $2,639        $10,907         ($12,724)            $3,788

   Latest Fiscal Year 1997/98                      $5,237        $10,907          ($6,517)            $3,710

   Fiscal Year        1996/97                      $1,840        $41,295           $6,646             $1,253 (1)

   Fiscal Year        1995/96                     ($1,360)       $27,335           $4,761             $1,547 (1)

                                    --------  ------------  -------------  ---------------     --------------

   3 Yr. Net Income CAGR              54.9%            NM             NM               NM               54.9%



Net Income Margin

   LTM                                                3.8%           4.9%            (7.1%)              3.7%

   Latest Fiscal Year 1997/98                         6.9%           4.9%            (4.4%)              3.2%

   Fiscal Year        1996/97                         2.4%          17.4%             6.4%               1.0%(1)

   Fiscal Year        1995/96                        (3.6%)         14.9%             5.3%               1.3%(1)

                                    --------  ------------  -------------  ---------------     --------------

   Avg. 3 Yr. Net Income Margin        8.4%           1.9%          12.4%             2.4%               1.8%

----------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------



                                                   Industry Comparables

                                  ---------------------------------------------------

                                  Applied Materials   Credence Systems    KLA-Tencor

                                         Inc.           Corporation      Corporation

                                  -----------------   ----------------   ------------


Revenues

   LTM                               $3,476,479           $148,207        $1,469,730

   Latest Fiscal Year 1997/98        $4,041,687           $204,092        $1,166,325

   Fiscal Year        1996/97        $4,074,275           $238,788        $1,031,824

   Fiscal Year        1995/96        $4,144,817           $176,805        $1,094,492

                                     -----------         ----------      ------------

   3 Yr. Revenue CAGR                        NM                7.4%              3.2%



Gross Margin

   LTM                                     44.7%              52.9%             55.6%

   Latest Fiscal Year 1997/98              46.1%              55.9%             52.4%

   Fiscal Year        1996/97              46.7%              59.4%             54.3%

   Fiscal Year        1995/96              47.0%              60.3%             57.1%

                                     -----------         ----------      ------------

   Avg. 3 Yr. Gross Margin                 46.6%              58.5%             54.6%



EBITDA Margin

   LTM                                     20.0%               4.6%             15.7%

   Latest Fiscal Year 1997/98              22.5%              14.2%             19.4%

   Fiscal Year        1996/97              24.2%              27.6%             25.1%

   Fiscal Year        1995/96              26.0%              28.4%             29.3%

                                     -----------         ----------      ------------

   Avg. 3 Yr. EBITDA Margin                24.2%              23.4%             24.6%



EBIT Margin

   LTM                                     11.7%              (5.5%)            13.1%

   Latest Fiscal Year 1997/98              15.5%               7.4%             16.0%

   Fiscal Year        1996/97              18.8%              22.8%             20.0%

   Fiscal Year        1995/96              22.4%              24.8%             27.1%

                                     -----------         ----------      ------------

   Avg. 3 Yr. EBIT Margin                  18.9%              18.3%             21.0%



Net Income

   LTM                                 $267,862            ($5,046)         $241,223

   Latest Fiscal Year 1997/98          $431,306            $10,699          $147,580

   Fiscal Year        1996/97          $543,965            $37,703          $141,727

   Fiscal Year        1995/96          $614,645            $30,354          $196,634

                                     -----------         ----------      ------------

   3 Yr. Net Income CAGR                     NM                 NM                NM



Net Income Margin

   LTM                                      7.7%              (3.4%)            16.4%

   Latest Fiscal Year 1997/98              10.7%               5.2%             12.7%

   Fiscal Year        1996/97              13.4%              15.8%             13.7%

   Fiscal Year        1995/96              14.8%              17.2%             18.0%

                                     -----------         ----------      ------------

   Avg. 3 Yr. Net Income Margin            13.0%              12.7%             14.8%

-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Keithley Instruments excludes $771 and $11,645 of special charges in 1997 and 1996 respectively.

Project Orbis



Business Descriptions of Selected Reference Companies

--------------------------------------------------------------------------------



Temperature Control Group



Applied Materials, Inc.



Applied Materials, Inc. develops, manufactures, markets, and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.



Cerprobe Corporation



Cerprobe Corporation designs, manufactures, and markets products for the high-performance testing of integrated circuits and other microelectronics components. The Company sells its products to semiconductor manufacturers worldwide.



Credence Systems Corp.



Credence Systems Corporation designs, manufactures, sells, and services automatic test equipment used in the production of semiconductors. The Company also develops, publishes, and distributes software products used to aid in the generation and verification of test programs for automatic test equipment systems.



GenRad, Inc.



GenRad, Inc. manufactures and sells computer controlled test and development equipment. The Company's devices are used by electronic and mechanical equipment and semiconductor manufacturers to test their products for quality and reliability at various stages of their design and production. GenRad also sells integrated software. The Company operates throughout North America and Europe.



IFR Systems, Inc.



IFR Systems, Inc. designs and manufactures test equipment. The Company sells communications, test and measurement, avionics, and fiber optic equipment. IFR also sells fiber optics software solutions for use in connection with certain of the Company's test equipment products.



Keithley Instruments, Inc.



Keithley Instruments, Inc. provides measurement-based solutions to the semiconductor, telecommunications, and electronic components industries. The

Company markets its products to engineers and scientists worldwide for process monitoring, production test, and basic research.



KLA-Tencor Corporation



KLA-Tencor Corporation manufactures yield management and process monitoring systems for the semiconductor industry. The Company's systems are used to analyze product and process quality at critical steps in the manufacture of circuits. KLA-Tencor operates sales, service, and application centers worldwide.

Project Orbis - Imaging & Inspection Group



Imputed Valuation Based on Reference Company Analysis

(Based on Latest Twelve Months ended 4/3/99 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------







---------------------------------------------------------------------------------------------------------------------------



------------------------------

          Valuation                                                          Enterprise Value Multiple of:

------------------------------                                 ------------------------------------------------------------

                                                                  LTM                      LTM                     LTM

                                                                Revenues                  EBITDA                   EBIT

                                                               -----------             ------------             -----------


SELECTED COMP GROUP MULTIPLE

                              Adjusted Mean                          0.9x                     9.4x                   10.8x



IMAGING & INSPECTION DIVISION

                              Financial Data (1)                  $86,026                   $5,946                  $4,295



IMPLIED GROSS ENTERPRISE VALUE

                              Adjusted Mean                       $74,205                  $55,603                 $46,582



---------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Based on LTM as of 4/3/99 Imaging & Inspection Division model. Prior to restructuring costs and adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.

Project Orbis - Imaging & Inspection Group



Imputed Valuation Based on Reference Company Analysis

(Based on Fiscal 1999 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------



------------------------------

          Valuation                                                            Enterprise Value Multiple of:

------------------------------                                 ------------------------------------------------------------

                                                                  1999                    1999                     1999

                                                                Revenues                 EBITDA                    EBIT

                                                               -----------             ------------             -----------


SELECTED COMP GROUP MULTIPLE (1)

                              Adjusted Mean                          0.9x                     9.4x                   10.8x



IMAGING & INSPECTION DIVISION (2)

                              Financial Data                      $96,960                  $19,187                 $10,584



IMPLIED GROSS ENTERPRISE VALUE

                              Adjusted Mean                       $83,637                 $179,424                $114,783



---------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   1999 enterprise value is calculated using 1998 adjusted mean multiples.



(2)   Based on 1999 Imaging & Inspection Division model. EBIT has been adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.

Project Orbis - Imaging & Inspection Group



Selected Reference Company Analysis



(All Dollar Amounts in Thousands, Except Per Share Amounts)

--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------



                                                  ------------------               --------------------------------------

                                                     Imaging &                     American Science      Barringer

                                                  Inspection Div.(1)    Mean       and Engineering     Technologies

                                                  ------------------  --------     --------------------------------------


Ticker/Exchange                                          NA                           ASE/AMEX           BARR/NASD

Latest Fiscal Year Ending                             01/02/99                        03/31/98           12/31/98

Latest Fiscal Quarter Ending                          04/03/99                        12/31/98           03/31/99

Preliminary Earnings Reported                            -                                -                  -

------------------------------------------------

Current Market Information

------------------------------------------------

Stock Price:            05/14/99                         NA                                  $8.69              $5.88

                52-Week High                             NA                                 $16.50             $12.13

                52-Week Low                              NA                                  $7.13              $5.00

                % Within High/Low Range                  NA                                  16.7%              12.3%

Common Shares Outstanding (000s)                         NA                                  4,825              7,214

                % Held by Institutions                   NA                                   14.4%              51.9%

Market Value of Common Equity (EMV)                      NA           $246,878             $41,917            $42,382

Plus: Total Funded Debt (TFD) (a)                         $26          $28,567              $1,050                $92

Less: Cash and Marketable Securities                   $3,535          $30,961              $1,514            $14,632

                                                   ---------------                 ----------------   ----------------

Total Market Capitalization (b)                          NA           $237,342             $41,453            $27,842

                                                   ===============                 ================   ================

------------------------------------------------

Last 12 Months' (LTM) Income Information

------------------------------------------------

LTM Revenues                                          $85,824         $152,402             $50,829            $19,787

LTM Gross Profit                                      $37,009          $73,251             $17,573            $12,128

LTM EBITDA                                             $6,503 (2)      $14,993              $4,104             $3,259 (3)

LTM EBIT                                               $4,853 (2)      $10,738              $3,431             $2,400 (3)

LTM Net Income                                         $2,253 (2)      $11,066              $4,312             $1,717 (3)

Margins:

      LTM Gross Margin                                   43.1%            51.0%               34.6%              61.3%

      LTM EBITDA Margin                                   7.6%            11.1%                8.1%              16.5%(3)

      LTM EBIT Margin                                     5.7%             7.5%                6.8%              12.1%(3)

      LTM Net Income Margin                               2.6%             7.8%                8.5%               8.7%(3)

Tax Rate                                                 28.1%            48.3%                 NM                 NM

------------------------------------------------

EPS Information

------------------------------------------------

LTM EPS                                                  NA                                  $0.43              $0.24

Projected CY 1999 EPS (c)                                NA                                     NA              $0.43

Projected CY 2000 EPS (c)                                NA                                     NA              $0.74

Book Value                                               NA                                  $3.84              $6.54

Projected 5 Year Growth (EPS) (c)                        NA               14.8%                 NA               17.0%




                                                 -----------------------------------------------------------------------------

                                                     Bio-Rad            Cognex             Invision             Moore

                                                 Laboratories, Inc.      Corp.           Technologies       Products Co.

                                                 -----------------------------------------------------------------------------


Ticker/Exchange                                    BIO / AMEX          CGNX/NASD          INVN/NASD           MORP/NASD

Latest Fiscal Year Ending                           12/31/98           12/31/98            12/31/98           12/31/98

Latest Fiscal Quarter Ending                        12/31/98           12/31/98            12/31/98           12/31/98

Preliminary Earnings Reported                           -              04/04/99            03/31/99               -

------------------------------------------------

Current Market Information

------------------------------------------------

Stock Price:            05/14/99                          $27.88             $29.38               $6.00             $23.63

                52-Week High                              $34.00             $30.38               $9.75             $34.75

                52-Week Low                               $18.88              $8.63               $3.63             $18.00

                % Within High/Low Range                     59.5%              95.4%               38.8%              33.6%

Common Shares Outstanding (000s)                          12,463             40,347              12,068              2,637

                % Held by Institutions                      45.8%              69.0%                 NA               53.6%

Market Value of Common Equity (EMV)                     $347,394         $1,185,179             $72,406            $62,301

Plus: Total Funded Debt (TFD) (a)                        $51,732                 $0              $2,329               $176

Less: Cash and Marketable Securities                     $16,255           $172,531             $14,773             $7,549

                                                 ----------------   ----------------   -----------------   ----------------

Total Market Capitalization (b)                         $382,871         $1,012,648             $59,962            $54,928

                                                 ================   ================   =================   ================

------------------------------------------------

Last 12 Months' (LTM) Income Information

------------------------------------------------

LTM Revenues                                            $441,942           $109,273             $62,919           $168,113

LTM Gross Profit                                        $239,504            $74,176             $27,623            $63,554

LTM EBITDA                                               $31,145            $20,127 (4)         $10,316            $11,360 (5)

LTM EBIT                                                 $31,145            $11,413 (4)          $8,327             $7,420 (5)

LTM Net Income                                           $24,302            $14,025 (4)          $7,595             $3,025 (5)

Margins:

      LTM Gross Margin                                      54.2%              67.9%               43.9%              37.8%

      LTM EBITDA Margin                                      7.0%              18.4%(4)            16.4%               6.8%(5)

      LTM EBIT Margin                                        7.0%              10.4%(4)            13.2%               4.4%(5)

      LTM Net Income Margin                                  5.5%              12.8%(4)            12.1%               1.8%(5)

Tax Rate                                                    29.0%              25.2%                 NM               58.5%

------------------------------------------------

EPS Information

------------------------------------------------

LTM EPS                                                    $2.15              $0.64               $0.59              $1.37

Projected CY 1999 EPS (c)                                  $2.30              $0.60               $0.62                 NA

Projected CY 2000 EPS (c)                                  $2.66              $0.99               $0.76                 NA

Book Value                                                $17.20              $6.32               $4.04             $23.87

Projected 5 Year Growth (EPS) (c)                          16.0%              20.0%               22.0%                 NA




                                                 --------------------------------------------------------------------------

                                                 Robotic Vision         Oxford                PPT          Veeco Instruments

                                                  Systems, Inc.     Instruments Plc      Vision, Inc.           Inc.

                                                 --------------------------------------------------------------------------


Ticker/Exchange                                    ROBV / OTC          OXIG/LND            PPTV/NASD          VECO/NASD

Latest Fiscal Year Ending                           09/30/97           03/31/98            10/31/98           12/31/98

Latest Fiscal Quarter Ending                        12/31/98           09/30/98            01/31/99           12/31/98

Preliminary Earnings Reported                           -                  -                   -              03/31/99

------------------------------------------------

Current Market Information

------------------------------------------------

Stock Price:            05/14/99                           $3.00              $3.49               $4.50             $35.88

                52-Week High                               $7.81              $6.02               $9.50             $64.50

                52-Week Low                                $1.69              $2.62               $4.00             $20.38

                % Within High/Low Range                     21.4%              25.5%                9.1%              35.1%

Common Shares Outstanding (000s)                          24,887             47,700               5,398             15,891

                % Held by Institutions                      17.6%              24.2%               21.4%              46.7%

Market Value of Common Equity (EMV)                      $74,662           $166,411             $24,290           $570,090

Plus: Total Funded Debt (TFD) (a)                        $39,029            $78,043                  $0            $18,011

Less: Cash and Marketable Securities                      $2,653            $18,285              $1,011            $70,017

                                                 ----------------   ----------------    ----------------   ----------------

Total Market Capitalization (b)                         $111,038           $226,169             $23,279           $518,084

                                                 ================   ================    ================   ================

------------------------------------------------

Last 12 Months' (LTM) Income Information

------------------------------------------------

LTM Revenues                                            $127,720           $279,674              $9,786           $209,158

LTM Gross Profit                                         $61,870           $101,457              $5,698           $108,777

LTM EBITDA                                                $6,141            $22,603             ($1,177)           $28,526 (6)

LTM EBIT                                                    $349            $14,110             ($1,691)           $26,877 (6)

LTM Net Income                                             ($278)           $15,734               ($372)           $16,611 (6)

Margins:

      LTM Gross Margin                                      48.4%              36.3%               58.2%              52.0%

      LTM EBITDA Margin                                      4.8%               8.1%              (12.0%)             13.6%(6)

      LTM EBIT Margin                                        0.3%               5.0%              (17.3%)             12.9%(6)

      LTM Net Income Margin                                 (0.2%)              5.6%               (3.8%)              7.9%(6)

Tax Rate                                                   109.2%              30.3%               37.9%              36.9%

------------------------------------------------

EPS Information

------------------------------------------------

LTM EPS                                                   ($1.04)             $0.31              ($0.17)             $1.09

Projected CY 1999 EPS (c)                                  $0.35                 NA              ($0.17)             $1.53

Projected CY 2000 EPS (c)                                  $0.39                 NA              ($0.16)             $2.25

Book Value                                                 $1.41              $3.34               $4.98             $10.62

Projected 5 Year Growth (EPS) (c)                           10.0%                NA                 4.0%              25.0%

--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(a)   Total Funded Debt equals Short-Term Debt plus Long-Term Debt plus

      Preferred Equity.



(b)   Total Market Capitalization equals Market Value of Common Equity plus

      Total Funded Debt less Cash and Marketable Securities.



(c)   Consensus estimates from First Call.



      "NA" indicates value not available; "NM" indicates a negative value.



(1)   Imaging & Inspection Division results provided by the Company. Excludes

      $1,555 and $758 of restructuring charges in 1998 and 1999 respectively.



(2)   Before Allocated corporate overhead, interest and taxes.



(3)   Barringer excludes $435 of write-off of acquired technology in 1998.



(4)   Cognex excludes $2,100 of charge for acquired in-process technology in

      1998.



(5)   Moore Products excludes $944 of net gain from early retirement progress in

      1998 and $1,000 of write-down of joing venture assets.



(6)   Veco excludes $7,500 of merger and reorganization expenses in 1998.

Project Orbis - Imaging & Inspection Group



Analysis of Selected Reference Companies

--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------



                                      ----------------------------------------------------------------------------------------------

---------------------                 American Science       Barringer           Bio-Rad              Cognex            Invision

Market Multiples                      and Engineering      Technologies      Laboratories, Inc.       Corp.           Technologies

---------------------                 ----------------------------------------------------------------------------------------------


Price / LTM EPS                            20.2x               24.5x               13.0x               45.9x              10.2x



Price / CY 1999 EPS                          NA                13.7x               12.1x               49.0x               9.7x



Price / CY 2000 EPS                          NA                 7.9x               10.5x               29.7x               7.9x



Total Capitalization/LTM Revenues           0.8x                1.4x                0.9x                9.3x               1.0x



Total Capitalization/LTM EBITDA            10.1x                8.5x               12.3x               50.3x               5.8x



Total Capitalization/LTM EBIT              12.1x               11.6x               12.3x               88.7x               7.2x



CY 1999 P/E Ratio/Future

5-Yr Growth Rate                             NA                 0.8x                0.8x                2.4x               0.4x



Market / Book Multiple                      2.3x                0.9x                1.6x                4.6x               1.5x

------------------------------------------------------------------------------------------------------------------------------------




                                    ------------------------------------------------------------------------------------------------

---------------------                    Moore          Robotic Vision          Oxford               PPT           Veeco Instruments

Market Multiples                      Products Co.       Systems, Inc.     Instruments Plc       Vision, Inc.            Inc.

---------------------               ------------------------------------------------------------------------------------------------


Price / LTM EPS                           17.2x                 NM               11.4x                 NM                32.9x



Price / CY 1999 EPS                         NA                 8.6x                 NA              (26.5x)              23.4x



Price / CY 2000 EPS                         NA                 7.8x                 NA              (27.6x)              15.9x



Total Capitalization/LTM Revenues          0.3x                0.9x               0.8x                2.4x                2.5x



Total Capitalization/LTM EBITDA            4.8x               18.1x              10.0x                 NM                18.2x



Total Capitalization/LTM EBIT              7.4x              318.2x              16.0x                 NM                19.3x



CY 1999 P/E Ratio/Future

5-Yr Growth Rate                            NA                 0.9x                 NA               (6.6x)               0.9x



Market / Book Multiple                     1.0x                2.1x               1.0x                0.9x                3.4x

------------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------



-----------------------------           Adjusted

Summary Statistics (a)                  Mean (b)             High                Low                Count

-----------------------------       -----------------   ----------------   -----------------   -----------------


Price / LTM EPS                          15.4x               24.5x              10.2x                 6



Price / CY 1999 EPS                      10.9x               13.7x               8.6x                 4



Price / CY 2000 EPS                       7.9x               10.5x               7.8x                 4



Total  Capitalization/LTM Revenues        0.9x                1.4x               0.3x                 7



Total  Capitalization/LTM EBITDA          9.4x               18.1x               4.8x                 7



Total  Capitalization/LTM EBIT           10.8x               16.0x               7.2x                 6



CY 1999 P/E Ratio/Future 5-Yr

Growth Rate                               0.8x                0.9x               0.4x                 5



Market / Book Multiple                    1.2x                2.1x               0.9x                 7

----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(a)   Boldfaced multiples, if any, are excluded from Summary Statistics, as they are deemed extraordinary.



(b)   Mean excludes high and low values.

Project Orbis - Imaging & Inspection Group



SELECTED REFERENCE COMPANY ANALYSIS



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------



                                   ---------------            ---------------------------------

                                     Imaging &                American Science   Barringer

                                   Inspection Div.   Mean     and Engineering   Technologies

                                   ---------------  --------  ---------------------------------


Revenues

   LTM                                    $85,824                    $50,829          $19,787

   Latest Fiscal Year  1997/98            $85,824                    $32,699          $20,458

   Fiscal Year         1996/97                 NA                    $28,479          $22,689

   Fiscal Year         1995/96                 NA                    $17,815          $10,923

                                   ---------------  --------  ---------------  ---------------

   3 Yr. Revenue CAGR                          NA    27.8%              35.5%            36.9%



Gross Margin

   LTM                                       43.1%                      34.6%            61.3%

   Latest Fiscal Year  1997/98               43.1%                      39.4%            61.1%

   Fiscal Year         1996/97                 NA                       35.3%            60.3%

   Fiscal Year         1995/96                 NA                       33.6%            50.9%

                                   ---------------  --------  ---------------  ---------------

   Avg. 3 Yr. Gross Margin                   43.1%   50.1%              36.1%            57.4%



EBITDA Margin

   LTM                                        7.6%                       8.1%            16.5%

   Latest Fiscal Year  1997/98                7.6%                       9.6%            21.0%

   Fiscal Year         1996/97                 NA                        8.1%            23.2%

   Fiscal Year         1995/96                 NA                        6.0%            15.7%

                                   ---------------  --------  ---------------  ---------------

   Avg. 3 Yr. EBITDA Margin                   7.6%   12.7%               7.9%            20.0%



EBIT Margin

   LTM                                        5.7%                       6.8%            12.1%

   Latest Fiscal Year 1997/98                 5.7%                       8.0%            17.4%

   Fiscal Year        1996/97                  NA                        6.9%            22.0%

   Fiscal Year        1995/96                  NA                        4.9%            14.6%

                                   ---------------  --------  ---------------  ---------------

   Avg. 3 Yr. EBIT Margin                     5.7%   10.5%               6.6%            18.0%



Net Income

   LTM                                     $2,253                     $4,312           $1,717

   Latest Fiscal Year 1997/98              $2,253                     $4,661           $3,008

   Fiscal Year        1996/97                  NA                     $1,925           $5,754

   Fiscal Year        1995/96                  NA                       $802           $2,059

                                   ---------------  --------  ---------------  ---------------

   3 Yr. Net Income CAGR                       NM    58.2%             141.1%            20.9%



Net Income Margin

   LTM                                        2.6%                       8.5%             8.7%

   Latest Fiscal Year 1997/98                 2.6%                      14.3%            14.7%

   Fiscal Year        1996/97                  NA                        6.8%            25.4%

   Fiscal Year        1995/96                  NA                        4.5%            18.9%

                                   ---------------  --------  ---------------  ---------------

   Avg. 3 Yr. Net Income Margin               2.6%   11.0%               8.5%            19.6%

-----------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------



                                   ----------------------------------------------------------------------

                                       Bio-Rad           Cognex          Invision          Moore

                                   Laboratories, Inc.    Corp.         Technologies     Products Co.

                                   ----------------------------------------------------------------------


Revenues

   LTM                                    $441,942         $109,273          $62,919         $168,113

   Latest Fiscal Year  1997/98            $441,942         $121,844          $63,284         $168,113

   Fiscal Year         1996/97            $426,914         $155,340          $56,427         $164,247

   Fiscal Year         1995/96            $418,789         $122,843          $15,841         $142,892

                                    ---------------   --------------  ---------------  ---------------

   3 Yr. Revenue CAGR                          2.7%            NM               99.9%             8.5%



Gross Margin

   LTM                                        54.2%            67.9%            43.9%            37.8%

   Latest Fiscal Year  1997/98                54.2%            69.4%            44.8%            37.8%

   Fiscal Year         1996/97                55.7%            72.8%            50.3%            43.0%

   Fiscal Year         1995/96                56.5%            68.4%            38.5%            42.1%

                                    ---------------   --------------  ---------------  ---------------

   Avg. 3 Yr. Gross Margin                    55.5%            70.2%            44.5%            41.0%



EBITDA Margin

   LTM                                         7.0%            18.4%            16.4%             6.8%

   Latest Fiscal Year  1997/98                 7.0%            25.1%            17.1%             6.8%

   Fiscal Year         1996/97                 6.2%            38.4%            17.7%(2)          8.5%

   Fiscal Year         1995/96                 9.9%(1)         34.7%           (23.5%)            3.9%(3)

                                    ---------------   --------------  ---------------  ---------------

   Avg. 3 Yr. EBITDA Margin                    7.7%            32.7%             3.8%             6.4%



EBIT Margin

   LTM                                         7.0%            10.4%            13.2%             4.4%

   Latest Fiscal Year 1997/98                  7.0%            18.0%            14.0%             4.4%

   Fiscal Year        1996/97                  6.2%            35.3%            15.4%(2)          6.3%

   Fiscal Year        1995/96                  9.9%(1)         31.2%           (26.9%)            1.5%(3)

                                    ---------------   --------------  ---------------  ---------------

   Avg. 3 Yr. EBIT Margin                      7.7%            28.1%             0.8%             4.1%



Net Income

   LTM                                     $24,302          $14,025           $7,595           $3,025

   Latest Fiscal Year 1997/98              $24,302          $21,463           $8,041           $3,025

   Fiscal Year        1996/97              $16,364          $42,405           $7,050 (2)       $6,468

   Fiscal Year        1995/96              $28,975 (1)      $30,369          ($5,676)          $1,444 (3)

                                    ---------------   --------------  ---------------  ---------------

   3 Yr. Net Income CAGR                        NM               NM               NM             44.7%



Net Income Margin

   LTM                                         5.5%            12.8%            12.1%             1.8%

   Latest Fiscal Year 1997/98                  5.5%            17.6%            12.7%             1.8%

   Fiscal Year        1996/97                  3.8%            27.3%            12.5%(2)          3.9%

   Fiscal Year        1995/96                  6.9%(1)         24.7%           (35.8%)            1.0%(3)

                                    ---------------   --------------  ---------------  ---------------

   Avg. 3 Yr. Net Income Margin                5.4%            23.2%              NM              2.2%

---------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------



                                   --------------------------------------------------------------------

                                   Robotic Vision       Oxford            PPT         Veeco Instruments

                                   Systems, Inc.     Instruments Plc   Vision, Inc.         Inc.

                                   --------------------------------------------------------------------


Revenues

   LTM                                  $127,720         $279,674           $9,786         $209,158

   Latest Fiscal Year  1997/98          $152,103         $284,147          $12,055         $206,838

   Fiscal Year         1996/97          $143,540         $233,819          $12,693         $216,728

   Fiscal Year         1995/96          $122,125               NA           $9,750         $115,042

                                   --------------  ---------------  ---------------  ---------------

   3 Yr. Revenue CAGR                       11.6%            10.2%            11.2%            34.1%



Gross Margin

   LTM                                      48.4%            36.3%            58.2%            52.0%

   Latest Fiscal Year  1997/98              49.5%            35.5%            59.4%            54.0%

   Fiscal Year         1996/97              48.0%            41.9%            60.3%            51.1%

   Fiscal Year         1995/96              51.0%              NA             54.4%            45.9%

                                   --------------  ---------------  ---------------  ---------------

   Avg. 3 Yr. Gross Margin                  49.5%            38.7%            58.0%            50.3%



EBITDA Margin

   LTM                                       4.8%             8.1%           (12.0%)           13.6%

   Latest Fiscal Year  1997/98               9.2%             9.5%             2.8%            13.6%

   Fiscal Year         1996/97               9.8%            13.6%            17.6%            19.3%(5)

   Fiscal Year         1995/96              11.9%              NA             10.7%            16.1%

                                   --------------  ---------------  ---------------  ---------------

   Avg. 3 Yr. EBITDA Margin                 10.3%            11.6%            10.4%            16.3%



EBIT Margin

   LTM                                       0.3%             5.0%           (17.3%)           12.9%

   Latest Fiscal Year 1997/98                6.0%             6.9%            (0.7%)           12.8%

   Fiscal Year        1996/97                7.6%(4)         11.2%            15.4%            18.5%(5)

   Fiscal Year        1995/96               10.0%              NA              9.0%            14.5%

                                   --------------  ---------------  ---------------  ---------------

   Avg. 3 Yr. EBIT Margin                    7.9%             9.1%             7.9%            15.3%



Net Income

   LTM                                     ($278)         $15,734            ($372)         $16,611

   Latest Fiscal Year 1997/98             $5,461          $18,211             $660          $17,201

   Fiscal Year        1996/97             $6,283 (4)      $24,182           $3,711          $29,897 (5)

   Fiscal Year        1995/96             $7,346               NA           $1,347          $10,835

                                   --------------  ---------------  ---------------  ---------------

   3 Yr. Net Income CAGR                      NM               NM               NM             26.0%



Net Income Margin

   LTM                                      (0.2%)            5.6%            (3.8%)            7.9%

   Latest Fiscal Year 1997/98                3.6%             6.4%             5.5%             8.3%

   Fiscal Year        1996/97                4.4%(4)         10.3%            29.2%            13.8%(5)

   Fiscal Year        1995/96                6.0%              NA             13.8%             9.4%

                                   --------------  ---------------  ---------------  ---------------

   Avg. 3 Yr. Net Income Margin              4.7%             8.4%            16.2%            10.5%

-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Bio-Rad excludes $2,700 of restructuring costs in 1996.



(2)   Invision excludes $685 of acquisition costs in 1997.



(3)   Moore Products excludes $2,056 of write-down joint venture assets in 1996.



(4)   Robotic Vision excludes $623 of merger expenses in 1997.



(5)   Veeco excludes $2,250 of merger and reorganization expenses and $4,000 of write-off of purchase in-process technology in 1997.

Project Orbis



Business Descriptions of Selected Reference Companies

--------------------------------------------------------------------------------



Imaging & Inspection Group



American Science and Engineering, Inc.



American Science and Engineering, Inc. provides a line of X-ray detection and imaging products used for the detection of illegal drugs, terrorist explosives,

and smuggled goods. The Company's equipment, purchased by government and commercial clients, utilizes transmission and backscatter X-ray detection to provide differentiation of bombs, drugs, and contraband in camouflaged environments.



Barringer Technologies, Inc.



Barringer Technologies, Inc. manufactures high sensitivity equipment used for detecting and identifying trace amounts of plastic and other explosives, as well as illegal drugs. The Company designs and produces products that use a proprietary application of ion mobility spectrometry technology that can detect and identify targeted compounds.



Bio-Rad Laboratories



Bio-Rad Laboratories, Inc. is a multinational manufacturer and distributor of life science research products, clinical diagnostics, and analytical instrumentation. The Company's products and systems separate complex chemical and biological materials, as well as identify, analyze, and purify their components.



Cognex Corporation



Cognex Corporation designs, develops, manufactures, and markets machine vision systems. The Company's systems are used to automate the manufacture of a variety of discrete items and to assure their quality. Cognex has offices located throughout North America, Japan, Europe, and Southeast Asia.



Invision Technologies, Inc.



Invision Technologies, Inc. develops, manufactures, markets and supports explosive detection systems for civil aviation security and drug detection applications. The Company's products, based on advanced computer tomography technology, include the "CTX 5000" series that checks for explosives in luggage on commercial flights.



Moore Products Company



Moore Products Company develops, manufactures, sells and supports products used in the measurement and control of manufacturing processes. The Company's products include digital electronic, analog electronic and pneumatic instruments and control systems, dimensional measuring systems and inspection products.

Moore's product market includes the chemical, power and pharmaceutical industries.



Robotic Vision Systems, Inc.



Robotic Vision Systems, Inc. supplies a broad line of 1-D, 2-D, and 3-D machine vision-based systems for inspection, measurement, and identification. The

Company is also involved in electro-optical sensor technology.



Oxford Instruments, plc



Oxford Instruments, plc produces advanced instrumentation equipment used for scientific research, chemical analysis, patient monitoring, semiconductor processing and diagnostic imaging. Oxford has manufacturing operations in the

United States and the United Kingdom, and it primarily sells to customers in the

United States and Germany.

Project Orbis



Business Descriptions of Selected Reference Companies

--------------------------------------------------------------------------------



PPT Vision, Inc.



PPT Vision, Inc. designs, manufactures, markets and integrates machine vision based automated inspection systems for manufacturing applications such as electronic and mechanical assembly verification. These systems are also used in the verification of printed characters and packaging integrity, detection of surface flaws and precision measuring.



Veeco Instruments Inc.



Veeco Instruments Inc. designs manufactures, markets, and services a broad line of metrology and process equipment primarily used by manufacturers worldwide in the data storage and semiconductor industries.

Project Orbis - Test & Measurement Group



Imputed Valuation Based on Reference Company Analysis

(Based on Latest Twelve Months ended 4/3/99 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------



-------------------------------

          Valuation                                                             Enterprise Value Multiple of:

-------------------------------                                 ---------------------------------------------------------------

                                                                   LTM                      LTM                      LTM

                                                                 Revenues                  EBITDA                    EBIT

                                                                -----------              -----------              -----------


SELECTED COMP GROUP MULTIPLE

                               Adjusted Mean                           0.9x                     7.6x                     9.2x



TEST & MEASUREMENT DIVISION

                               Financial Data (1)                  $41,053                   $2,812                   $1,984



IMPLIED GROSS ENTERPRISE VALUE

                               Adjusted Mean                       $37,328                  $21,434                  $18,212



-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Based on LTM as of 4/3/99 Test & Measurement Division model. Adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.

Project Orbis - Test & Measurement Group



Imputed Valuation Based on Reference Company Analysis

(Based on Fiscal 1999 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------



-------------------------------

          Valuation                                                             Enterprise Value Multiple of:

-------------------------------                                 ---------------------------------------------------------------

                                                                   1999                     1999                     1999

                                                                 Revenues                  EBITDA                    EBIT

                                                                -----------              -----------              -----------


SELECTED COMP GROUP MULTIPLE (1)

                               Adjusted Mean                           0.9x                     7.6x                     9.2x



TEST & MEASUREMENT DIVISION (2)

                               Financial Data                      $41,691                   $4,770                   $3,452



IMPLIED GROSS ENTERPRISE VALUE

                               Adjusted Mean                       $37,908                  $36,362                  $31,683



-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   1999 enterprise value is calculated using 1998 adjusted mean multiples.



(2)   Based on 1999 Test & Measurement Division model. EBIT has been adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.

Project Orbis - Test & Measurement Group



Selected Reference Company Analysis



(All Dollar Amounts in Thousands, Except Per Share Amounts)

--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------



                                                ------------------                --------------------------------------------------

                                                     Test &                        Astro-Med       Cyber            Faro

                                                Measurement Div. (1)    Mean         Inc.       Optics Corp.   Technologies, Inc.

                                                --------------------  ---------   --------------------------------------------------


Ticker/Exchange                                        NA                         ALOT/NASD      CYBE/NASD        FARO/NASD

Latest Fiscal Year Ending                           01/02/99                       01/31/99       12/31/98        12/31/99

Latest Fiscal Quarter Ending                        04/03/99                       01/31/99       12/31/98        12/31/99

Preliminary Earnings Reported                          --                             --          03/31/99        03/31/99

----------------------------------------------

Current Market Information

----------------------------------------------

Stock Price:            05/14/99                       NA                               $7.50         $11.50          $4.31

                52-Week High                           NA                               $7.88         $22.00         $12.38

                52-Week Low                            NA                               $4.75          $7.88          $3.38

                % Within High/Low Range                NA                                88.0%          25.7%          10.4%

Common Shares Outstanding (000s)                       NA                               4,481          4,960         11,343

                % Held by Institutions                 NA                                19.0%          44.4%            NA

Market Value of Common Equity (EMV)                    NA             $320,441        $33,611        $57,039        $48,919

Plus: Total Funded Debt (TFD) (a)                        $0           $133,002           $228             $0             $0

Less: Cash and Marketable Securities                 $5,849            $52,098         $4,946        $27,603        $34,238

                                                ------------------                ------------  -------------  -------------

Total Market Capitalization (b)                        NA             $348,145        $28,893        $29,436        $14,680

                                                ==================                ============  =============  =============

----------------------------------------------

Last 12 Months' (LTM) Income Information

----------------------------------------------

LTM Revenues                                        $40,957           $385,149        $41,562        $33,711        $27,737

LTM Gross Profit                                    $18,773           $147,925        $16,579        $18,122        $16,389

LTM EBITDA                                           $3,069 (2)        $24,641           $844         $2,882        ($1,335)(3)

LTM EBIT                                             $2,242 (2)        $13,254          ($267)        $1,731        ($5,120)(3)

LTM Net Income                                      ($1,114)(2)        $11,147           $496         $2,653        ($5,169)(3)

Margins:

      LTM Gross Margin                                 45.8%             47.74%          39.9%          53.8%          59.1%

      LTM EBITDA Margin                                 7.5% (2)          9.43%           2.0%           8.5%          (4.8%)(3)

      LTM EBIT Margin                                   5.5% (2)          6.53%          (0.6%)          5.1%         (18.5%)(3)

      LTM Net Income Margin                            (2.7%)(2)          5.11%           1.2%           7.9%         (18.6%)(3)

Tax Rate                                              (17.3%)            32.78%          18.7%          31.8%         (27.4%)

----------------------------------------------

EPS Information

----------------------------------------------

LTM EPS                                                NA                               $0.11          $0.52         ($0.15)

Projected CY 1999 EPS (c)                              NA                               $0.11          $0.23          $0.12

Projected CY 2000 EPS (c)                              NA                                  NA          $0.94          $0.58

Book Value                                             NA                               $7.52         $10.48          $3.91

Projected 5 Year Growth (EPS) (c)                      NA               21.1%              NA           23.0%          40.0%




                                                    --------------------------------------------------------------

                                                      Keithley          K-Tron       Nanometrics       Newport

                                                    Instruments, Inc.Int'l, Inc.     Incorporated    Corporation

                                                    --------------------------------------------------------------


Ticker/Exchange                                      KEI / NYSE       KTII/NASD       NANO/NASD       NEWP/NASD

Latest Fiscal Year Ending                             09/30/98         12/31/98       12/31/98        12/31/98

Latest Fiscal Quarter Ending                          12/31/98         12/31/98       12/31/98        12/31/98

Preliminary Earnings Reported                         03/31/99         04/03/99       03/31/99        03/31/99

------------------------------------------------

Current Market Information

------------------------------------------------

Stock Price:            05/14/99                            $8.06          $18.00          $7.25          $14.97

                52-Week High                                $9.69          $20.00          $9.88          $22.88

                52-Week Low                                 $3.75          $16.88          $3.78           $8.88

                % Within High/Low Range                      72.6%           36.0%          56.9%           43.5%

Common Shares Outstanding (000s)                            7,545           2,947          8,751           9,155

                % Held by Institutions                       41.9%           55.8%          19.4%           43.3%

Market Value of Common Equity (EMV)                       $60,832         $53,048        $63,445        $137,037

Plus: Total Funded Debt (TFD) (a)                          $6,000         $11,458         $3,238         $20,945

Less: Cash and Marketable Securities                      $16,056          $2,863         $3,996          $3,627

                                                    --------------   -------------   ------------    ------------

Total Market Capitalization (b)                           $50,776         $61,643        $62,687        $154,355

                                                    ==============   =============   ============    ============

------------------------------------------------

Last 12 Months' (LTM) Income Information

------------------------------------------------

LTM Revenues                                             $101,725         $87,527        $28,915        $130,144

LTM Gross Profit                                          $58,882         $39,680        $16,990         $57,197

LTM EBITDA                                                $11,343 (4)     $12,303         $1,392 (5)     $18,700

LTM EBIT                                                   $7,494 (4)      $9,076         $1,094 (5)     $12,625

LTM Net Income                                             $3,788 (4)      $6,646         $1,005 (5)      $7,886

Margins:

      LTM Gross Margin                                       57.9%           45.3%          58.8%           43.9%

      LTM EBITDA Margin                                      11.2%(4)        14.1%           4.8%(5)        14.4%

      LTM EBIT Margin                                         7.4%(4)        10.4%           3.8%(5)         9.7%

      LTM Net Income Margin                                   3.7%(4)         7.6%           3.5%(5)         6.1%

Tax Rate                                                     41.3%           21.2%          35.7%           26.0%

------------------------------------------------

EPS Information

------------------------------------------------

LTM EPS                                                     $0.69           $2.08          $0.53           $0.91

Projected CY 1999 EPS (c)                                   $0.56           $2.25          $0.16           $1.00

Projected CY 2000 EPS (c)                                   $0.56           $2.35          $0.65           $1.32

Book Value                                                  $5.35           $7.13          $3.64           $7.80

Projected 5 Year Growth (EPS) (c)                            12.0%             NA           20.0%           23.0%




                                                    ---------------------------------------------------------------

                                                      Tektronix          TSI       Yokogawa Electric      Zygo

                                                         Inc.          Incorporated  Corporation         Corp.

                                                    ---------------------------------------------------------------


Ticker/Exchange                                       TEK / NYSE       TSII/NASD      6841 JP/NASD       ZIGO/NASD

Latest Fiscal Year Ending                              05/31/98        03/31/98         03/31/98          06/30/98

Latest Fiscal Quarter Ending                           02/27/99        12/31/98            --             12/31/98

Preliminary Earnings Reported                             --              --            03/31/99          03/31/99

------------------------------------------------

Current Market Information

------------------------------------------------

Stock Price:            05/14/99                           $26.75        $8.75               $5.31           $8.88

                52-Week High                               $42.00        $9.88               $6.45          $21.31

                52-Week Low                                $13.69        $6.63               $4.30           $5.00

                % Within High/Low Range                      46.1%        65.4%               47.0%           23.8%

Common Shares Outstanding (000s)                           46,869       11,250             250,653          11,375

                % Held by Institutions                       74.4%        25.5%               35.8%           38.8%

Market Value of Common Equity (EMV)                    $1,253,739      $98,434          $1,330,967        $100,953

Plus: Total Funded Debt (TFD) (a)                        $289,093           $0            $467,280              $0

Less: Cash and Marketable Securities                      $36,012      $10,495            $371,431         $14,660

                                                     -------------     --------    ----------------   -------------

Total Market Capitalization (b)                        $1,506,820      $87,939          $1,426,817         $86,293

                                                     =============     ========    ================   =============

------------------------------------------------

Last 12 Months' (LTM) Income Information

------------------------------------------------

LTM Revenues                                           $1,879,663      $85,170          $1,413,048         $63,850

LTM Gross Profit                                         $746,779      $47,072            $458,185         $19,951

LTM EBITDA                                               $111,027 (6)  $12,538             $26,940         ($7,526)(7)

LTM EBIT                                                  $40,662 (6)  $10,326             $23,027        ($11,331)(7)

LTM Net Income                                            $37,150 (6)   $7,286             $22,757         ($7,013)(7)

Margins:

      LTM Gross Margin                                       39.7%        55.3%               32.4%           31.2%

      LTM EBITDA Margin                                       5.9%(6)     14.7%                1.9%          (11.8%(7)

      LTM EBIT Margin                                         2.2%(6)     12.1%                1.6%          (17.7%(7)

      LTM Net Income Margin                                   2.0%(6)      8.6%                1.6%          (11.0%(7)

Tax Rate                                                     31.0%        32.2%               44.2%           31.6%

------------------------------------------------

EPS Information

------------------------------------------------

LTM EPS                                                     $0.97        $0.66               $0.13          ($0.23)

Projected CY 1999 EPS (c)                                   $1.39        $0.74                  NA           $0.07

Projected CY 2000 EPS (c)                                   $1.80        $0.87                  NA           $0.09

Book Value                                                 $12.89        $4.30               $5.61           $5.91

Projected 5 Year Growth (EPS) (c)                            12.0%        17.0%                 NA            22.0%

----------------------------------------------------------------------------------------------------------------------




Notes:



(a)   Total Funded Debt equals Short-Term Debt plus Long-Term Debt plus

      Preferred Equity.



(b)   Total Market Capitalization equals Market Value of Common Equity plus

      Total Funded Debt less Cash and Marketable Securities.



(c)   Consensus estimates from First Call.



      "NA" indicates value not available; "NM" indicates a negative value.



(1)   Test & Measurement Division results provided by the Company.



(2)   Before Allocated corporate overhead, interest and taxes.



(3)   Faro Technologies excludes $3,210 of purchased in-process research and development costs in 1998.



(4)   Keithley excludes $4,808 abd $2,852 of gain on sale of business in 1999 and 1998 respectively and excludes $335 and $1,172 of special charges in

      1999 and 1998 respectively.



(5)   Nanometrics excludes $1,421 of acquired in-process research and development in 1998.



(6)   Tektronix excludes $81,438 and $40,478 of non-recurring charges in 1998 and 1998 respectively.



(7)   Zygo excludes $1,585 of non-recurring acquisition-related charges and $335 of failed merger costs in 1998.

Project Orbis - Test & Measurement Group



Analysis of Selected Reference Companies

--------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------------------



                                               ---------------------------------------------------------------------------

-------------------------------                   Astro-Med             Cyber             Faro               Keithley

Market Multiples                                     Inc.            Optics Corp.   Technologies, Inc.   Instruments, Inc.

-------------------------------                ---------------------------------------------------------------------------


Price / LTM EPS                                     68.2x               22.1x               NM                 11.7x



Price / CY 1999 EPS                                 68.2x               50.0x             35.9x                14.4x



Price / CY 2000 EPS                                   NA                12.2x              7.4x                14.4x



Total Capitalization/LTM Revenues                    0.7x                0.9x              0.5x                 0.5x



Total Capitalization/LTM EBITDA                     34.2x               10.2x               NM                  4.5x



Total Capitalization/LTM EBIT                         NM                17.0x               NM                  6.8x



CY 1999 P/E Ratio/Future 5-Yr Growth Rate             NA                 2.2x              0.9x                 1.2x



Market / Book Multiple                               1.0x                1.1x              1.1x                 1.5x




                                               ------------------------------------------------------------------------------

-------------------------------                   K-Tron            Nanometrics              Newport                Tektronix

Market Multiples                                Int'l, Inc.         Incorporated           Corporation                 Inc.

-------------------------------                ------------------------------------------------------------------------------


Price / LTM EPS                                     8.7x                13.7x                 16.4x                   27.6x



Price / CY 1999 EPS                                 8.0x                45.3x                 15.0x                   19.2x



Price / CY 2000 EPS                                 7.7x                11.2x                 11.3x                   14.9x



Total Capitalization/LTM Revenues                   0.7x                 2.2x                  1.2x                    0.8x



Total Capitalization/LTM EBITDA                     5.0x                45.0x                  8.3x                   13.6x



Total Capitalization/LTM EBIT                       6.8x                57.3x                 12.2x                   37.1x



CY 1999 P/E Ratio/Future 5-Yr Growth Rate            NA                  2.3x                  0.7x                    1.6x



Market / Book Multiple                              2.5x                 2.0x                  1.9x                    2.1x




                                               -----------------------------------------------------

-------------------------------                        TSI             Yokogawa Electric       Zygo

Market Multiples                                   Incorporated           Corporation          Corp.

-------------------------------                -----------------------------------------------------


Price / LTM EPS                                       13.3x                  40.8x               NM



Price / CY 1999 EPS                                   11.8x                    NA             126.8x



Price / CY 2000 EPS                                   10.1x                    NA             103.9x



Total Capitalization/LTM Revenues                      1.0x                   1.0x              1.4x



Total Capitalization/LTM EBITDA                        7.0x                  53.0x               NM



Total Capitalization/LTM EBIT                          8.5x                  62.0x               NM



CY 1999 P/E Ratio/Future 5-Yr Growth Rate              0.7x                    NA               5.8x



Market / Book Multiple                                 2.0x                   0.9x              1.5x



-----------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------



-------------------------------------------       Adjusted

Summary Statistics (a)                            Mean (b)              High               Low                 Count

-------------------------------------------    ----------------    ----------------     -----------    ----------------------


Price / LTM EPS                                     13.8x               22.1x              8.7x                  6



Price / CY 1999 EPS                                 13.7x               19.2x              8.0x                  5



Price / CY 2000 EPS                                 11.1x               14.9x              7.4x                  8



Total Capitalization/LTM Revenues                    0.9x                2.2x              0.5x                 11



Total Capitalization/LTM EBITDA                      7.6x               13.6x              4.5x                  6



Total Capitalization/LTM EBIT                        9.2x               17.0x              6.8x                  5



CY 1999 P/E Ratio/Future 5-Yr Growth Rate            1.5x                5.8x              0.7x                  8



Market / Book Multiple                               1.8x                2.5x              1.1x                  8

-----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(a)   Boldfaced multiples, if any, are excluded from Summary Statistics, as they are deemed extraordinary.



(b)   Mean excludes high and low values.

Project Orbis - Test & Measurement Group



SELECTED REFERENCE COMPANY ANALYSIS



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------



                                 -----------------             -----------------------------------------------

                                      Test &                      Astro-Med      Cyber            Faro

                                 Measurement Div.      Mean         Inc.      Optics Corp.  Technologies, Inc.

                                 -----------------   --------  -----------------------------------------------


Revenues

   LTM                                    $40,957                  $41,562        $33,711          $27,737

   Latest Fiscal Year 1997/98             $44,012                  $41,562        $36,636          $27,515

   Fiscal Year        1996/97                  NA                  $43,748        $35,120          $23,516

   Fiscal Year        1995/96                  NA                  $44,175        $28,062          $14,656

                                 -----------------   --------  ------------  -------------  ---------------

   3 Yr. Revenue CAGR                          NA      15.6%            NM           14.3%            37.0%



Gross Margin

   LTM                                       45.8%                    39.9%          53.8%            59.1%

   Latest Fiscal Year 1997/98                46.0%                    39.9%          55.0%            59.0%

   Fiscal Year        1996/97                  NA                     37.7%          55.5%            59.1%

   Fiscal Year        1995/96                  NA                     38.3%          51.0%            55.7%

                                 -----------------   --------  ------------  -------------  ---------------

   Avg. 3 Yr. Gross Margin                   46.0%     49.1%          38.7%          53.8%            57.9%



EBITDA Margin

   LTM                                        7.5%                     2.0%           8.5%           (4.81%)

   Latest Fiscal Year 1997/98                 6.3%                     2.0%          11.8%             2.0%

   Fiscal Year        1996/97                  NA                      3.7%          15.7%            22.2%

   Fiscal Year        1995/96                  NA                      6.6%           5.9%            20.1%

                                 -----------------   --------  ------------  -------------  ---------------

   Avg. 3 Yr. EBITDA Margin                   6.3%     12.3%           4.1%          11.1%            14.8%



EBIT Margin

   LTM                                        5.5%                   (0.64%)          5.1%          (18.46%)

   Latest Fiscal Year 1997/98                 4.4%                   (0.64%)          8.7%           (8.99%)

   Fiscal Year        1996/97                  NA                      1.5%          13.1%            21.0%

   Fiscal Year        1995/96                  NA                      4.5%           3.2%            18.5%

                                 -----------------   --------  ------------  -------------  ---------------

   Avg. 3 Yr. EBIT Margin                     4.4%      9.5%           1.8%           8.3%            10.2%



Net Income

   LTM                                    ($1,114)                    $496         $2,653          ($5,169)

   Latest Fiscal Year 1997/98               ($890)                    $496         $3,669          ($3,005)

   Fiscal Year        1996/97                  NA                   $1,041         $4,597           $3,207

   Fiscal Year        1995/96                  NA                   $2,288         $2,180           $1,407

                                 -----------------   --------  ------------  -------------  ---------------

   3 Yr. Net Income CAGR                       NM      24.1%            NM           29.7%              NM



Net Income Margin

   LTM                                      (2.72%)                    1.2%           7.9%          (18.64%)

   Latest Fiscal Year 1997/98               (2.02%)                    1.2%          10.0%          (10.92%)

   Fiscal Year        1996/97                  NA                      2.4%          13.1%            13.6%

   Fiscal Year        1995/96                  NA                      5.2%           7.8%             9.6%

                                 -----------------   --------  ------------  -------------  ---------------

   Avg. 3 Yr. Net Income Margin                NM       6.3%           2.9%          10.3%             4.1%

--------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------



                                 -------------------------------------------------------------

                                     Keithley           K-Tron      Nanometrics    Newport

                                 Instruments, Inc.    Int'l, Inc.  Incorporated  Corporation

                                 ------------------------------------------------------------


Revenues

   LTM                                $101,725          $87,527      $28,915        $130,144

   Latest Fiscal Year 1997/98         $117,776          $89,142      $33,264        $134,359

   Fiscal Year        1996/97         $123,295          $87,152      $36,657        $132,594

   Fiscal Year        1995/96         $118,946          $89,871      $30,336        $119,910

                                 --------------      -----------   ----------    ------------

   3 Yr. Revenue CAGR                     NM                 NM          4.7%            5.9%



Gross Margin

   LTM                                    57.9%            45.3%        58.8%           43.9%

   Latest Fiscal Year 1997/98             57.3%            45.1%        60.9%           43.8%

   Fiscal Year        1996/97             57.9%            44.8%        67.0%           43.6%

   Fiscal Year        1995/96             61.2%            43.4%        66.7%           44.0%

                                 --------------      -----------   ----------    ------------

   Avg. 3 Yr. Gross Margin                58.8%            44.4%        64.9%           43.8%



EBITDA Margin

   LTM                                    11.2%            14.1%         4.8%           14.4%

   Latest Fiscal Year 1997/98              9.7%            14.1%        12.4%           15.0%

   Fiscal Year        1996/97              5.8%(1)         13.1%        25.5%           13.8%

   Fiscal Year        1995/96              8.6%(1)         12.5%        21.5%           11.6%

                                 --------------      -----------   ----------    ------------

   Avg. 3 Yr. EBITDA Margin                8.0%            13.2%        19.8%           13.5%



EBIT Margin

   LTM                                     7.4%            10.4%         3.8%            9.7%

   Latest Fiscal Year 1997/98              6.4%            10.6%        11.5%           10.5%

   Fiscal Year        1996/97              2.5%(1)          9.7%        24.9%            9.4%

   Fiscal Year        1995/96              5.2%(1)          8.8%        20.5%            6.6%

                                 --------------      -----------   ----------    ------------

   Avg. 3 Yr. EBIT Margin                  4.7%             9.7%        19.0%            8.8%



Net Income

   LTM                                  $3,788           $6,646       $1,005          $7,886

   Latest Fiscal Year 1997/98           $3,710           $6,593       $2,683          $8,978

   Fiscal Year        1996/97           $1,253 (1)       $5,444       $5,757          $7,064

   Fiscal Year        1995/96           $1,547 (1)       $4,026       $3,993          $4,703

                                 --------------      -----------   ----------    ------------

   3 Yr. Net Income CAGR                  54.9%            28.0%          NM            38.2%



Net Income Margin

   LTM                                    3.72%             7.6%         3.5%            6.1%

   Latest Fiscal Year 1997/98              3.2%             7.4%         8.1%            6.7%

   Fiscal Year        1996/97              1.0%(1)          6.2%        15.7%            5.3%

   Fiscal Year        1995/96              1.3%(1)          4.5%        13.2%            3.9%

                                 --------------      -----------   ----------    ------------

   Avg. 3 Yr. Net Income Margin            1.8%             6.0%        12.3%            5.3%

----------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------



                                 --------------------------------------------------------------

                                   Tektronix          TSI      Yokogawa Electric        Zygo

                                      Inc.       Incorporated     Corporation           Corp.

                                 --------------------------------------------------------------


Revenues

   LTM                            $1,879,663        $85,170         $1,413,048         $63,850

   Latest Fiscal Year 1997/98     $2,085,802        $81,012         $1,413,048         $97,871

   Fiscal Year        1996/97     $1,940,082        $80,240         $2,310,605         $87,220

   Fiscal Year        1995/96     $1,768,858        $69,233         $2,122,831         $57,374

                                 ------------    -----------    ---------------    ------------

   3 Yr. Revenue CAGR                    8.6%           8.2%                NM            30.6%



Gross Margin

   LTM                                  39.7%          55.3%              32.4%           31.2%

   Latest Fiscal Year 1997/98           41.5%          55.7%              32.4%           42.0%

   Fiscal Year        1996/97           42.9%          56.0%              35.8%           48.0%

   Fiscal Year        1995/96           41.9%          55.6%              37.8%           45.1%

                                 ------------    -----------    ---------------    ------------

   Avg. 3 Yr. Gross Margin              42.1%          55.8%              35.4%           45.0%



EBITDA Margin

   LTM                                   5.9%          14.7%               1.9%         (11.79%)

   Latest Fiscal Year 1997/98           10.6%          14.3%               1.9%           15.9%

   Fiscal Year        1996/97           11.6%          16.2%               4.1%           26.3%

   Fiscal Year        1995/96           10.8%          14.3%               4.2%           21.4%

                                 ------------    -----------    ---------------    ------------

   Avg. 3 Yr. EBITDA Margin             11.0%          14.9%               3.4%           21.2%



EBIT Margin

   LTM                                   2.2%          12.1%               1.6%         (17.75%)

   Latest Fiscal Year 1997/98            7.5%          11.6%               1.6%           12.4%

   Fiscal Year        1996/97            8.5%          13.6%               4.0%           23.3%

   Fiscal Year        1995/96            8.1%          11.8%               4.1%           18.9%

                                 ------------    -----------    ---------------    ------------

   Avg. 3 Yr. EBIT Margin                8.0%          12.3%               3.2%           18.2%



Net Income

   LTM                               $37,150         $7,286            $22,757         ($7,013)

   Latest Fiscal Year 1997/98       $106,572         $6,826            $22,757          $8,266

   Fiscal Year        1996/97       $114,785         $7,213            $31,196          $9,527

   Fiscal Year        1995/96        $99,586         $5,482            $29,167          $7,799

                                 ------------    -----------    ---------------    ------------

   3 Yr. Net Income CAGR                 3.4%          11.6%                NM             3.0%



Net Income Margin

   LTM                                  1.98%           8.6%               1.6%         (10.98%)

   Latest Fiscal Year 1997/98            5.1%           8.4%               1.6%            8.4%

   Fiscal Year        1996/97            5.9%           9.0%               1.4%           10.9%

   Fiscal Year        1995/96            5.6%           7.9%               1.4%           13.6%

                                 ------------    -----------    ---------------    ------------

   Avg. 3 Yr. Net Income Margin          5.6%           8.4%               1.4%           11.0%

-------------------------------------------------------------------------------------------------


Project Orbis



Business Descriptions of Selected Reference Companies

--------------------------------------------------------------------------------



Test & Measurement Group



Astro-Med, Inc.



Astro-Med, Inc. designs, manufactures, and sells digital color label printers and thermal/thermal transfer printers that produce high-quality bar code labels.

The Company's bar code printers are sold under the "QuickLabel" name. Astro-Med also records signals that reflect the physiological status of living creatures on paper, on a hard drive, or on a CD-ROM.



CyberOptics Corporation



CyberOptics Corporation designs, manufactures, and markets intelligent, non contact sensors and integrated systems. The Company's systems measure the minute characteristics, dimensions, and distances required for process and quality control in the automated assembly of complex manufactured goods.



FARO Technologies, Inc.



FARO Technologies, Inc. designs, develops, markets and supports portable,

software-driven, 3-D measurement systems used in manufacturing and industrial applications. The Company's "FAROArm" articulated measuring device and its companion "AnthroCam" software are used with other technology to improve productivity, enhance product quality and decrease rework and scrap in manufacturing.



Keithley Instruments, Inc.



Keithley Instruments, Inc. provides measurement-based solutions to the semiconductor, telecommunications, and electronic components industries. The

Company markets its products to engineers and scientists worldwide for process monitoring, production test, and basic research.



K-Tron International, Inc.



K-Tron International, Inc. designs, produces, markets and sells gravimetric and volumetric feeders and related equipment. The Company's products control the rate at which ingredients are fed into manufacturing processes for products primarily in the plastics, food, chemical, cement, glass, and aluminum industries. K-Tron also designs, markets, and sells electronic assemblies and controls.



Nanometrics Incorporated



Nanometrics Incorporated supplies automated metrology equipment used for advanced IC, flat panel display, and magnetic head manufacturing.



Newport Corporation



Newport Corporation designs, manufactures and markets components, instruments,

and integrated systems to fiber optic communications, semiconductor equipment,

computer peripherals, and scientific research markets.



Tektronix, Inc.



Tektronix, Inc. manufactures and sells measurement business products, color printing and imaging products, and video and networking products. The Company's products include various electronic test instruments; color printers and related products; and digital video storage products, business network computers, and other products.



TSI Incorporated



TSI Incorporated develops, manufactures, and markets measuring and/or control instruments for a variety of market applications. The Company's products are generally applied to enhancing the safety, comfort and health of people, as well as process productivity and quality improvement.

Project Orbis



Business Descriptions of Selected Reference Companies

--------------------------------------------------------------------------------



Yokogawa Electric Corporation



Yokogawa Electric Corporation develops, manufactures, and markets industrial systems, products, and software. The Company's products include measuring instruments and recorders, distributed control systems, industrial sensors,

process analyzers, power monitors, analytical equipment, medical information systems, and software products.



Zygo Corporation



Zygo Corporation designs, develops, manufactures, and markets measurement and yield improvement instruments, systems, and accessories used in high technology industries.

Project Orbis



Imputed Valuation Based on Reference Company Analysis

(Based on Latest Twelve Months ended 4/3/99 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------



------------------------------

          Valuation                                             Enterprise Value Multiple of:

------------------------------                          -----------------------------------------------

                                                           LTM               LTM               LTM

                                                         Revenues           EBITDA             EBIT

                                                        -----------       -----------        ----------


IMPLIED GROSS ENTERPRISE VALUE

                       Temperature Control Division        $47,310          $100,012          $104,434

                       Imaging and Inspection Division     $74,205           $55,603           $46,582

                       Test and Measurement Division       $37,328           $21,434           $18,212

                                                          --------          --------          --------



AGGREGATE GROSS ENTERPRISE VALUE(1)                       $158,843          $177,049          $169,229



                Plus:  Cash on Balance Sheet                18,094           $18,094           $18,094

                Minus: Debt                                 57,326           $57,326           $57,326



IMPLIED EQUITY VALUE                                      $119,611          $137,817          $129,997



EQUITY VALUE PER SHARE (2)(3)                                $7.80             $8.99             $8.48



-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Reflects the sum of individual valuations for LTM data ending 4/3/99 based on reference company multiples for the Temperature Control Division, the

      Imaging & Inspection Division and the Test & Measurement Division.



(2)   Based on 15,335,416 shares outstading as of April 30, 1999.



(3)   Before giving effect to any outstanding premium.

Project Orbis



Imputed Valuation Based on Reference Company Analysis

(Based on Fiscal 1999 Financial Data)



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------



------------------------------

          Valuation                                             Enterprise Value Multiple of:

------------------------------                         ------------------------------------------------

                                                           1999              1999                1999

                                                       Est. Revenues     Est. EBITDA(4)       Est. EBIT

                                                       -------------     --------------       ---------


IMPLIED GROSS ENTERPRISE VALUE

                       Temperature Control Division        $42,717          $113,921          $103,227

                       Imaging and Inspection Division     $83,637          $179,424          $114,783

                       Test and Measurement Division       $37,908           $36,362           $31,683

                                                          --------          --------          --------



AGGREGATE GROSS ENTERPRISE VALUE(1)                       $164,262          $329,706          $249,693



                Plus:  Cash on Balance Sheet               $18,094           $18,094           $18,094

                Minus: Debt                                $57,326           $57,326           $57,326



IMPLIED EQUITY VALUE                                      $125,030          $290,474          $210,461



EQUITY VALUE PER SHARE (2)(3)                                $8.15            $18.94            $13.72



-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Reflects the sum of individual valuations for 1999 based on reference company multiples for the Temperature Control Division, the Imaging &

      Inspection Division and the Test & Measurement Division.



(2)   Based on 15,335,416 shares outstading as of April 30, 1999.



(3)   Before giving effect to any outstanding premium.



(4)   Includes depreciation in excess of historical and projected levels.

                                                                           TAB B

Project Orbis



Imputed Valuation Based on Selected Merger and Acquisition Transactions



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------



------------------------------

          Valuation                                               Enterprise Value Multiple of:

------------------------------                           ------------------------------------------------

                                                            LTM                LTM               LTM

                                                          Revenues            EBITDA             EBIT

                                                         -----------        -----------       -----------


SELECTED COMP GROUP MULTIPLE

                              Adjusted Mean                     1.3x              12.2x             12.0x



PROJECT ORBIS

                              LTM Financial Data (1)       $179,824            $16,083            $7,286



IMPLIED GROSS ENTERPRISE VALUE

                              Adjusted Mean                $235,400           $195,663           $87,285



                       Plus:  Cash on Balance Sheet         $18,094            $18,094           $18,094

                       Minus: Net Debt                      $57,326            $57,326           $57,326



IMPLIED EQUITY VALUE

                              Adjusted Mean                $196,167           $156,431           $48,053



EQUITY VALUE PER SHARE (2)

                              Adjusted Mean                  $12.79             $10.20             $3.13



---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Based on latest twelve months ending 4/3/99.



(2)   Based on 15,335,416 shares outstading as of April 30, 1999.

Project Orbis



Imputed Valuation Based on Selected Merger and Acquisition Transactions



(All Dollar Amounts in Thousands)

--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------



------------------------------

          Valuation                                             Enterprise Value Multiple of:

------------------------------                          -----------------------------------------------

                                                           1999              1999              1999

                                                         Revenues         EBITDA (3)           EBIT

                                                        -----------       -----------        ----------


SELECTED COMP GROUP MULTIPLE

                              Adjusted Mean                    1.3x             12.2x             12.0x



PROJECT ORBIS

                              Financial Data (1)          $188,102           $32,328           $19,879



IMPLIED GROSS ENTERPRISE VALUE

                              Adjusted Mean               $246,235          $393,306          $238,157



                       Plus:  Cash on Balance Sheet        $18,094           $18,094           $18,094

                       Minus: Net Debt                     $57,326           $57,326           $57,326



IMPLIED EQUITY VALUE

                              Adjusted Mean               $207,003          $354,074          $198,925



EQUITY VALUE PER SHARE (2)

                              Adjusted Mean                 $13.50            $23.09            $12.97



-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Based on projected 1999 company results.



(2)   Based on 15,335,416 shares outstading as of April 30, 1999.



(3)   Includes depreciation in excess of historical and projected levels.

Project Orbis



Selected Merger and Acquisition Transactions

--------------------------------------------------------------------------------



           Analysis of Selected Completed and Pending Acquisitions in

                   Instrumentation, Measurement and Detection



                            January 1, 1994 - Present



                     (Transactions greater than $10 million)





     Date

  Announced        Target Name                         Target Business Description           Acquiror Name

---------------   ----------------------------------   -----------------------------------   -----------------------------------


   3/24/94        Forney International Inc             Mnfr burner mgnt systems              Williams Holdings PLC



    2/7/95        EPRO Corp                            Electricity measuring equip           Credence Systems Corp

    3/7/95        Uson Corp                            Mnfr process control instr            Roper Industries Inc

   3/14/95        GC Thorsen (Elgin National Ind)      Mnfr,whl electronic,elec parts        Katy Industries Inc

   3/20/95        Unisys Corp-Defense Electn Bus       Mnfr electronic components            Loral Corp

   5/10/95        Best Power Technology Inc            Mnfr power protection equip           General Signal Corp

   7/20/95        Analytical Technology Inc            Mnfr lab analytical equip             Thermo Instrument Systems Inc

    9/6/95        Megatest                             Mnfr automatic testing equip          Teradyne Inc

   9/15/95        Data Measurement Corp                Mnfr measurement systems              Measurex Corp

  10/13/95        Kevlin Corp                          Mnfr microwave components             Chelton Communications Systems

  10/19/95        Thermoscan (Thomas H Lee)            Mnfr infrared thermometers            Gillette Co

  10/26/95        Telecom Analysis Systems Inc         Mnfr wireless test instr,sys          Bowthorpe PLC



    1/3/96        International Jensen Inc             Mnfr radios and televisions           Recoton Corp

   2/15/96        Andros Inc                           Mnfr infrared gas analyzers           Genstar Capital Partners II LP

   10/7/96        Augat Inc                            Mnfr electn,hardware prods            Thomas & Betts Corp

  11/18/96        Amicon Inc (Natl Med Care Inc)       Mnfr ultrafiltration equipment        Millipore Corp



   1/27/97        Measurex Corp                        Mnfr process control systems          Honeywell Inc

   4/11/97        C&S Hybrid                           Mnfr microwave components             Remec Inc

    5/6/97        Quintar Corp (Bell & Howell Co)      Mnfr embedded controllers             Splash Technology Holdings Inc

   5/16/97        Petrotech Inc                        Mnfr process control eqiup            Roper Industries Inc

   6/10/97        Numar Corp                           Mnfr imaging logging equip            Halliburton Co

   6/16/97        Core Industries Inc                  Manufacture electronic equip          United Dominion Industries Ltd

    7/1/97        NDC Systems                          Mnfr gauging equip                    Fairey Group PLC

   7/31/97        Gems Sensors                         Mnfr measuring devices                Danaher Corp

    8/7/97        Magnetic Technologies Corp           Manufacture copiers, printers         SPS Technologies Inc

   8/11/97        Tower Electronics Inc                Mnfr power delivery systems           Advanced Energy Industries

   8/25/97        PerSeptive Biosystems Inc            Mnfr chromatography equipment         Perkin-Elmer Corp

    9/3/97        Zytec Corp                           Mnfr electric power supplies          Computer Products Inc

   9/12/97        Adwest Group-US Electn Bus           Mnfr electronic products              Martek Power Switch Inc

   9/30/97        Biosystems Inc                       Mnfr gas detection equipment          Bacou USA Inc

  10/17/97        Computational Systems Inc            Manufacture measuring devices         Emerson Electric Co

  10/17/97        Exide Electronics Group Inc          Manufacture power supplies            BTR PLC

  11/25/97        TW Communication Corp                Mnfr multimedia wiring                Anicom Inc

  12/12/97        Impact Systems Inc                   Paper prodn control systems           Voith Sulzer Paper Technology

  12/22/97        EG&G Inc-Sealol Industrial           Mnfr electornic components            TI Group PLC



   3/10/98        Corcom Inc                           Manufacture radio filters             Communications Instruments Inc

   3/31/98        Kavouras Inc                         Mnfr meteorological equipment         Data Transmission Network Corp

   4/27/98        Fluke Corp                           Mnfr electronic test equipment        Danaher Corp

   5/13/98        Sage Laboratories Inc                Mnfr electronic components            Filtronic Comtek PLC

   6/19/98        Schlumberger-Fuel Dispenser          Mnfr fuel dispenser sys               Tokheim Corp

    7/8/98        Atlantic Precision Products          Mnfr precision eqmnt component        Allied Devices Corp




                                -------------------------------------------     --------------------------------------

                 Enterprise           LTM Target Information ($mil)               Enterprise Value as a Multiple of

    Date         Value (1)      -------------------------------------------     --------------------------------------

 Announced         ($mil)         Revenues        EBITDA          EBIT            Revenues      EBITDA         EBIT

-------------  -------------    -------------------------------------------     --------------------------------------


   3/24/94          50.0              49.0            --             --              1.0 x            --            --



    2/7/95          32.6              13.4           4.0            3.9              2.4 x         8.2 x         8.4 x

    3/7/95          13.5              10.1            --             --              1.3 x            --            --

   3/14/95          23.0              45.0            --             --              0.5 x            --            --

   3/20/95         862.0           2,600.0            --             --              0.3 x            --            --

   5/10/95         193.6             166.2          19.5           17.8              1.2 x         9.9 x        10.9 x

   7/20/95          41.9              78.0            --             --              0.5 x            --            --

    9/6/95         207.3              86.9          (9.9)         (14.0)             2.4 x            NM            NM

   9/15/95          32.8              27.8           2.7            2.3              1.2 x        12.2 x        14.3 x

  10/13/95          11.8              11.1           1.2            0.8              1.1 x         9.8 x        14.7 x

  10/19/95         367.1              82.0          20.9           18.6              4.5 x        17.6 x        19.7 x

  10/26/95          28.2              10.0            --             --              2.8 x            --            --



    1/3/96         109.6             247.2           6.8            2.7              0.4 x        16.1 x        40.6 x

   2/15/96          61.2              39.3           2.1            0.0              1.6 x        29.1 x            --

   10/7/96         611.8             579.1          66.8           43.0              1.1 x         9.2 x        14.2 x

  11/18/96         125.0              60.0            --             --              2.1 x            --            --



   1/27/97         587.4             416.0          71.1           54.6              1.4 x         8.3 x        10.8 x

   4/11/97          20.6               2.7            --             --              7.6 x            --            --

    5/6/97          14.7               5.3          (1.5)          (1.7)             2.8 x            NM            NM

   5/16/97          22.0              31.0            --             --              0.7 x            --            --

   6/10/97         336.5              22.4           5.2            0.7             15.0 x        64.7 x       480.8 x

   6/16/97         317.3             241.7          31.4           26.0              1.3 x        10.1 x        12.2 x

    7/1/97          30.0              24.2            --            2.5              1.2 x            --        12.0 x

   7/31/97          85.0              75.0            --             --              1.1 x            --            --

    8/7/97          16.0              20.8           1.5            1.0              0.8 x        10.7 x        16.0 x

   8/11/97          16.0              19.3           4.4            4.1              0.8 x         3.6 x         3.9 x

   8/25/97         339.3              89.5          16.7          (25.9)             3.8 x        20.3 x            NM

    9/3/97         428.0             235.3          22.4           17.3              1.8 x        19.1 x        24.7 x

   9/12/97          38.0              41.8            --            4.3              0.9 x            --         8.8 x

   9/30/97          13.5              13.7            --             --              1.0 x            --            --

  10/17/97         160.5              62.2           9.1            6.2              2.6 x        17.6 x        25.9 x

  10/17/97         590.9             562.0          28.4           12.8              1.1 x        20.8 x        46.2 x

  11/25/97          32.1              82.4           1.8            1.7              0.4 x        17.8 x        18.9 x

  12/12/97          28.5              19.2           0.0           (0.2)             1.5 x            NA            NM

  12/22/97         100.0              88.8            --             --              1.1 x            --            --



   3/10/98          44.5              36.0           5.4            4.4              1.2 x         8.2 x        10.1 x

   3/31/98          20.4              19.7           3.5            2.4              1.0 x         5.8 x         8.5 x

   4/27/98         657.5             441.0          49.9           34.3              1.5 x        13.2 x        19.2 x

   5/13/98          16.3               9.5           0.9            0.4              1.7 x        18.1 x        40.7 x

   6/19/98         330.0             350.0            --             --              0.9 x            --            --

    7/8/98          13.8              10.0            --             --              1.4 x            --            --

                                -------------------------------------------     --------------------------------------


Project Orbis



Selected Merger and Acquisition Transactions

--------------------------------------------------------------------------------



           Analysis of Selected Completed and Pending Acquisitions in

                   Instrumentation, Measurement and Detection



                            January 1, 1994 - Present



                     (Transactions greater than $10 million)





     Date

  Announced        Target Name                         Target Business Description           Acquiror Name

---------------   ----------------------------------   -----------------------------------   -----------------------------------


   7/13/98        Revere Transducers Inc               Mnfr weighing load cells              SI Technologies Inc

   8/10/98        Molecular Dynamics Inc               Mnfr,whl laboratory equipment         Amersham Pharmacia Biotech Ltd

   8/24/98        General Microwave Corp               Mnfr microwave test equipment         Herley Industries Inc

   12/3/98        Microdyne Corp                       Mnfr,whl telemetry products           L-3 Communications Holdings

  12/11/98        Nu-Metrics Inc                       Mnfr traffic sensing devices          TranSafe Corp (Quixote Corp)

  12/14/98        Inframetrics Inc                     Mnfr infrared instruments             FLIR Systems



  12/18/98        Kuhlman Corp                         Mnfr transformers,indl springs        Borg-Warner Automotive Inc

  12/22/98        MagneTek Inc-Generator Bus           Mnfr alternators                      Emerson Electric Co

  12/31/98        Vars/Dentech                         Mnfr measuring devices                KLA-Tencor Corp

    1/5/99        National Controls Corp               Manufacture industrial relays         AMETEK Inc

    1/8/99        Wireless Telecom Grp-Wireless        Mnfr communs testing prods            Bowthorpe PLC

   1/11/99        International Power Devices          Mnfr,whl converters,generators        Power-One Inc

   1/11/99        Whittaker Porta Bella                Mnfr and develop electronics          Santa Clarita LLC

   1/15/99        Testec Corp                          Mnfr elec instruments                 Electro Scientific Inds Inc

    2/1/99        AMP Inc-Conditioning Prod Ops        Mnfr ceramic filter connectors        Spectrum Control Inc

    2/1/99        MicroVision Corp                     Mnfr semiconductors                   Electro Scientific Inds Inc

    2/4/99        Watson Engineering Testing           Pvd engineering svcs                  Johnson Matthey PLC

   2/16/99        MVE Holdings Inc                     Mnfr,whl insulated containers         Chart Industries Inc

    3/1/99        Harrow Industries                    Mnfr access controls,hardware         Ingersoll-Rand Co

    3/2/99        Phoenix Microwave Corp               Mnfr microwave components             Stellex Microwave Systems Inc

    3/2/99        XYLAN Corp                           Develop LAN hub systems               Alcatel SA

   3/15/99        Lightera Networks Inc                Mnfr carrier-core switches            CIENA Corp

   3/16/99        United Technologies Automotive       Mnfr auto parts,accessories           Lear Corp

   3/19/99        Products Unlimited Corp              Mnfr relays,transformers              Communications Instruments Inc

   3/29/99        Strategic Technology Sys Inc         Mnfr monitoring sys                   Smiths Industries PLC

   4/13/99        TouchWave Inc                        Dvlps netwrk intgrtd phone sys        LM Ericsson Telefon AB

   4/21/99        A-G Geophysical Products Inc         Mnfr marine connectors,cables         Bolt Technology Corp

   4/27/99        Identicator Inc                      Mnfr biometric fingerprint sys        Identix Inc

    5/3/99        Gulton-Stathman Transducers          Mnfr transmitters, transducers        AMETEK Inc




                                -------------------------------------------     --------------------------------------

                 Enterprise           LTM Target Information ($mil)               Enterprise Value as a Multiple of

    Date         Value (1)      -------------------------------------------     --------------------------------------

 Announced         ($mil)         Revenues        EBITDA          EBIT            Revenues      EBITDA         EBIT

-------------  -------------    -------------------------------------------     --------------------------------------


   7/13/98          10.4              21.0            --             --              0.5 x            --            --

   8/10/98         261.5              58.1           6.3            4.1              4.5 x        41.5 x        63.8 x

   8/24/98          20.9              22.3           3.0            2.2              0.9 x         7.0 x         9.5 x

   12/3/98          90.0              51.1          10.2            9.0              1.8 x         8.8 x        10.0 x

  12/11/98          15.0               7.0            --             --              2.1 x            --            --

  12/14/98          59.9              55.0            --             --              1.1 x            --            --

  12/18/98         789.9             745.8          69.8           94.2              1.1 x        11.3 x         8.4 x

  12/22/98         115.0             100.0            --             --              1.2 x            --            --

  12/31/98          20.0                --            --             --                 --            --            --

    1/5/99          29.0              25.0            --             --              1.2 x            --            --

    1/8/99          19.0              20.0            --             --              1.0 x            --            --

   1/11/99          31.8              30.0            --             --              1.1 x            --            --

   1/11/99          15.0                --            --             --                 --            --            --

   1/15/99          21.4                --            --             --                 --            --            --

    2/1/99          20.0              30.0            --             --              0.7 x            --            --

    2/1/99          44.6              14.0            --             --              3.2 x            --            --

    2/4/99          10.6               5.0            --            1.0              2.1 x            --        10.6 x

   2/16/99         240.0             204.8          14.5           23.5              1.2 x        16.6 x        10.2 x

    3/1/99         160.0             155.0            --             --              1.0 x            --            --

    3/2/99          21.0                --            --             --                 --            --            --

    3/2/99       1,822.5             314.4          48.4           32.8              5.8 x        37.7 x        55.6 x

   3/15/99         552.3                --            --             --                 --            --            --

   3/16/99       2,300.0           3,000.0            --             --              0.8 x            --            --

   3/19/99          59.4                --            --             --                 --            --            --

   3/29/99          14.5                --            --             --                 --            --            --

   4/13/99          46.0                --            --             --                 --            --            --

   4/21/99          14.0              10.0            --             --              1.4 x            --            --

   4/27/99          59.4              20.8            --             --              2.9 x            --            --

    5/3/99          23.0              24.0            --             --              1.0 x            --            --

                                -------------------------------------------     --------------------------------------




-------------------------------------------------------

  SIC Codes

-------------------------------------------------------

     3823         Process Control Instrumentation

     3825         Instruments to Measure Electricity

     3826         Lab Analytical Instruments

     3829         Measurement & Control Devices

     3629         Electrical Ind. Apparatus

     3679         Electronic Components

-------------------------------------------------------



-------------------------------------------------------------------------

Aggregate Summary Table (2)         Revenues      EBITDA         EBIT

------------------------------     --------------------------------------

   Adj. Mean (3)                      1.3x         12.2x        12.0x

   High                               3.2x         19.8x        19.7x

   Low                                0.3x         3.6x          3.9x

-------------------------------------------------------------------------



(1)   Enterprise value is equal to the total value of consideration paid by the acquiror, including net debt if publicly disclosed, and excluding fees and expenses.



(2)   Bolded market multiples, if any, are excluded from Summary Statistics as they are considered extraordinary.



(3)   Adjusted Mean excludes high and low values.



Source: Securities Data Company, Inc. (201) 622-3100

                                                                           TAB C

Project Orbis



Selected Acquisition of Minority Interest Transactions

--------------------------------------------------------------------------------



              Analysis of Select Completed and Pending Acquisition

                        of Minority Interest Transactions



                            January 1, 1994 - Present





                                                      Target

  Date                                                 SIC

Announced     Target Name                              Code     Target Industry Sector

-----------------------------------------------------------------------------------------------------------------


01/03/94     Au Bon Pain Co Inc                       5812     Retail Trade-Eating and Drinking Places

01/21/94     Video Lottery Technologies Inc           3577     Computer and Office Equipment

02/22/94     Nostalgia Network Inc                    4841     Radio and Television Broadcasting Stations

03/16/94     California Micro Devices Corp            3674     Electronic and Electrical Equipment

03/18/94     Air & Water Technologies Corp            8711     Business Services

03/28/94     Jones Intercable Inc                     4841     Radio and Television Broadcasting Stations

05/03/94     Computer Task Group Inc                  7372     Prepackaged Software

05/06/94     Dreyer's Grand Ice Cream Inc             2024     Food and Kindred Products

06/14/94     Cairn Energy USA Inc                     1311     Oil and Gas; Petroleum Refining

06/14/94     Sprint Corp                              4813     Telecommunications

06/21/94     Stac Electronics Inc                     7374     Business Services

06/23/94     Corrections Corp of America              8744     Business Services

06/27/94     Celtrix Pharmaceuticals Inc              2834     Drugs

06/27/94     Somatogen Inc                            2836     Drugs

07/01/94     Citicasters                              4833     Radio and Television Broadcasting Stations

07/13/94     Titan Wheel International Inc            3714     Transportation Equipment

08/19/94     Atlas Corp                               1041     Mining

08/22/94     Pyramid Technology Corp                  3571     Computer and Office Equipment

09/07/94     People's Choice TV Corp                  4841     Radio and Television Broadcasting Stations

09/12/94     Borden Inc                               2026     Food and Kindred Products

10/03/94     Giant Food Inc                           5411     Retail Trade-Food Stores

10/19/94     Acclaim Entertainment Inc                7372     Prepackaged Software

10/28/94     Younkers Inc                             5311     Retail Trade-General Merchandise and Apparel

11/11/94     Chiron Corp                              8731     Business Services

11/14/94     AmeriQuest Technologies Inc              3572     Computer and Office Equipment

11/14/94     AmeriQuest Technologies Inc              3572     Computer and Office Equipment

12/01/94     Veterinary Centers of America            0742     Agriculture, Forestry, and Fishing

12/07/94     Synetic Inc                              3089     Rubber and Miscellaneous Plastic Products

12/13/94     GTS Duratek Corp                         3564     Machinery

12/20/94     Santa Fe Pacific Corp                    4011     Transportation and Shipping (except air)

12/22/94     Empire of Carolina Inc                   3944     Miscellaneous Manufacturing

12/27/94     Quality Food Centers Inc                 5411     Retail Trade-Food Stores



02/15/95     IG Laboratories Inc                      8071     Health Services

03/15/95     Ropak Corp                               3089     Rubber and Miscellaneous Plastic Products

04/05/95     Club Med Inc                             7011     Hotels and Casinos

04/07/95     LIN Bdcstg(McCaw Cellular)               4813     Telecommunications

07/06/95     Grand Gaming Corp                        7011     Hotels and Casinos

07/14/95     REN Corp-USA(COBE Labs Inc)              8092     Health Services



01/02/96     Forest Oil Corp                          1311     Oil and Gas; Petroleum Refining

01/04/96     Tuboscope Vetco International            1389     Oil and Gas; Petroleum Refining

01/08/96     Loral Space & Communications             3669     Communications Equipment

01/17/96     Avant! Corp                              7372     Prepackaged Software

01/25/96     Magellan Health Services Inc             8063     Health Services

02/14/96     Wet Seal Inc(Suzy Shier Ltd)             5651     Retail Trade-General Merchandise and Apparel

02/29/96     Sithe Energies(Cie Generale)             4911     Electric, Gas, and Water Distribution




                                                                                         -------------------------------------

                                                  Value of     Enterprise     % of          Premiums Prior to Announcement

  Date                                           Transaction    Value (1)    Shares      -------------------------------------

Announced    Acquiror Name                         ($mil)        ($mil)       Acq.          1 day      1 week     4 weeks

-----------------------------------------------------------------------------------------------------------------------------


01/03/94    Morgan Stanley Group Inc                30.0             NA      11.40           --          --          --

01/21/94    Electronic Data Systems Corp            67.6         357.51      20.00         39.2%       50.7%       64.2%

02/22/94    Concept Communications Inc              11.5             NA      27.56           --          --          --

03/16/94    Hitachi Metals(Hitachi)                 21.1         181.48      10.00         71.4%       67.0%       71.4%

03/18/94    CGE                                     60.0             NA      11.25           --          --          --

03/28/94    BCE Telecom International              204.0             NA      22.05           --          --          --

05/03/94    Stock Employee Compensation             13.4          82.67      15.22         (2.9%)       3.0%        7.9%

05/06/94    Nestle USA Inc(Nestle SA)               96.0         600.29      17.00         20.8%       26.7%       32.0%

06/14/94    Aeneas Group Inc                        15.0         106.05      11.77         (9.1%)      (1.6%)      25.0%

06/14/94    Investor Group                       4,070.8      21,234.67      20.00         23.9%       24.7%       26.4%

06/21/94    Microsoft Corp                          39.9             NA      15.50           --          --          --

06/23/94    Sodexho SA(Financiere Sodexho)          17.5             NA      20.00           --          --          --

06/27/94    Genzyme Corp                            10.0             NA      10.00         12.2%        5.3%       (9.5%)

06/27/94    Eli Lilly & Co                          20.0             NA      13.50           --          --          --

07/01/94    American Finl Entps Inc                 23.9         250.71      10.00         17.1%       10.8%         --

07/13/94    Pirelli Armstrong Tire Co               17.5             NA      15.79           --          --          --

08/19/94    MIM Holdings Ltd                        11.0         101.77      11.00        180.5%      232.2%      193.6%

08/22/94    Siemens Nixdorf Info AG                 17.3             NA      12.30           --        11.3%       50.0%

09/07/94    Blackstone Capital Partners II          50.0             NA      14.70           --          --          --

09/12/94    Kohlberg Kravis Roberts & Co           309.5             NA      16.50         (5.4%)      (9.3%)     (11.1%)

10/03/94    J Sainsbury PLC                        336.8             NA      16.70           --          --          --

10/19/94    Tele-Communications Inc                 80.8         685.39      10.00          7.0%       (2.2%)       2.6%

10/28/94    Carson Pirie Scott & Co                 16.2             NA      11.69           --          --          --

11/11/94    Ciba-Geigy AG                        1,387.7       3,918.98      28.37         95.8%       98.3%       86.5%

11/14/94    Computer 2000 AG(Kloeckner)             18.0             NA      12.70           --          --          --

11/14/94    Computer 2000 AG(Kloeckner)             31.5          71.79      28.10        (51.7%)     (50.0%)     (48.1%)

12/01/94    Heinz Pet Products Co                   10.0          45.03      17.60         (1.4%)       1.5%       15.0%

12/07/94    Investor                                35.9         151.43      28.60        (56.4%)     (55.3%)     (55.0%)

12/13/94    Carlyle Group LP                        16.0             NA      19.18           --          --          --

12/20/94    Burlington Northern Inc                500.0       5,002.13      12.30         (1.2%)      (8.0%)     (14.9%)

12/22/94    WPG Corporate Dev Assoc IV              15.0             NA      28.00           --          --          --

12/27/94    Zell/Chilmark Fund LP                   74.4         453.59      15.26         12.4%       25.0%       17.0%



02/15/95    LinPac Mouldings Ltd                    22.3          71.29      31.97          4.9%        3.8%        2.9%

03/15/95    Club Mediterranee SA                    28.5          81.65      40.00         10.5%       10.4%       10.5%

04/05/95    McCaw Cellular Commun (AT&T)           153.4         503.61      33.00         22.6%       22.9%       22.1%

04/07/95    Grand Casinos Inc                    3,209.4       8,393.36      45.00        109.9%      108.5%      108.5%

07/06/95    COBE Laboratories (Gambro AB)           36.5         182.97      22.20          3.8%        3.8%        3.3%

07/14/95    COBE Laboratories (Gambro AB)          182.1         388.35      47.00         15.8%       16.6%       15.9%



01/02/96    JEDI                                    44.9             NA      17.30          2.8%        3.1%        2.9%

01/04/96    SCF Partners                            31.0             NA      22.70          6.1%        5.8%        6.1%

01/08/96    Lockheed Martin Corp                   344.0         786.87      20.00           --          --          --

01/17/96    Investor Group                         133.1         391.46      19.90         14.3%       15.8%       16.3%

01/25/96    Rainwater-Magellan Holding LP           69.7         973.59      12.20         21.8%       22.4%       24.0%

02/14/96    Craig Drill Capital LP                  12.9          56.26      23.30          7.3%        7.4%        7.3%

02/29/96    Marubeni Corp                          195.5       2,047.34      29.50          5.9%        6.3%        6.6%

                                                                                         -------------------------------------


Project Orbis



Selected Acquisition of Minority Interest Transactions

--------------------------------------------------------------------------------



              Analysis of Select Completed and Pending Acquisition

                        of Minority Interest Transactions



                            January 1, 1994 - Present





                                                     Target

  Date                                                SIC

Announced    Target Name                              Code     Target Industry Sector

--------------------------------------------------------------------------------------------------------------


03/04/96     Inhale Therapeutic Systems               3841     Measuring, Medical, Photo Equipment; Clocks

03/15/96     General Communication Inc                4813     Telecommunications

04/08/96     Cyberonics Inc                           3841     Measuring, Medical, Photo Equipment; Clocks

04/16/96     Regeneron Pharmaceuticals Inc            8731     Business Services

05/02/96     Equity Corp International                7261     Personal Services

05/06/96     Aydin Corp                               3663     Communications Equipment

05/17/96     DMX Inc                                  4841     Radio and Television Broadcasting Stations

06/06/96     Anacomp Inc                              3861     Measuring, Medical, Photo Equipment; Clocks

06/10/96     CIDCO Inc                                3661     Communications Equipment

06/11/96     UNC Inc                                  3724     Aerospace and Aircraft

06/26/96     Swiss Army Brands Inc                    3421     Metal and Metal Products

06/27/96     PetroCorp Inc                            1382     Oil and Gas; Petroleum Refining

07/24/96     Alliance Gaming Corp                     7993     Amusement and Recreation Services

07/26/96     Imperial Holly Corp                      2062     Food and Kindred Products

07/30/96     Recovery Engineering Inc                 3589     Machinery

10/04/96     TCSI Corp                                7372     Prepackaged Software

10/15/96     Sport Supply Group Inc                   5091     Wholesale Trade-Durable Goods

10/15/96     PetroCorp Inc                            1382     Oil and Gas; Petroleum Refining

11/27/96     Graham-Field Health Products             5047     Wholesale Trade-Durable Goods

11/27/96     Graham-Field Health Products             5047     Wholesale Trade-Durable Goods



01/15/97     Xircom Inc                               7373     Business Services

03/06/97     Westinghouse Air Brake Co                3743     Transportation Equipment

03/31/97     Dynamics Corp of America                 3634     Electronic and Electrical Equipment

04/21/97     Immune Response Corp                     8731     Business Services

04/22/97     Allied Waste Industries Inc              4953     Sanitary Services

04/23/97     Vail Resorts Inc                         7999     Amusement and Recreation Services

06/06/97     Grand Union Co                           5411     Retail Trade-Food Stores

06/09/97     Comcast Corp                             4841     Radio and Television Broadcasting Stations

06/11/97     Excite Inc                               7372     Prepackaged Software

06/20/97     Sygnet Wireless Inc                      4812     Telecommunications

06/20/97     Hugoton Energy Corp                      1311     Oil and Gas; Petroleum Refining

06/26/97     ABIOMED                                  3845     Measuring, Medical, Photo Equipment; Clocks

07/23/97     ARV Assisted Living Inc                  8051     Health Services

08/07/97     Pioneer Hi-Bred International            8731     Business Services

08/26/97     Learning Co Inc                          7372     Prepackaged Software

09/29/97     Metricom Inc                             3663     Communications Equipment

10/13/97     I-Link Inc                               8071     Health Services

10/13/97     Metricom Inc                             3663     Communications Equipment

11/04/97     D&E Communications Inc                   4813     Telecommunications

11/04/97     Compost America Holding Co Inc           4953     Sanitary Services

11/21/97     Shared Technologies Fairchild            3661     Communications Equipment

12/19/97     Panavision Inc                           3861     Measuring, Medical, Photo Equipment; Clocks



01/05/98     Marketing Services Group Inc             7389     Business Services

01/06/98     NetSpeak Corp                            7375     Business Services

01/16/98     US Office Products Co                    5112     Wholesale Trade-Nondurable Goods




                                                                                        -------------------------------------

                                                 Value of     Enterprise     % of          Premiums Prior to Announcement

  Date                                          Transaction    Value (1)    Shares      -------------------------------------

Announced   Acquiror Name                         ($mil)        ($mil)       Acq.          1 day      1 week     4 weeks

-----------------------------------------------------------------------------------------------------------------------------


03/04/96    Baxter International Inc                20.0         148.98      11.60         12.3%       11.8%       11.6%

03/15/96    MCI Communications Corp                 13.0         137.17      23.00          5.0%        5.1%        4.8%

04/08/96    St Jude Medical Inc                     12.0          45.71      17.50          5.5%        4.8%        4.5%

04/16/96    Amgen Inc                               48.0             NA      11.60         12.8%       12.5%       13.6%

05/02/96    Service Corp International              36.6         287.56      11.24         28.5%       27.0%       29.0%

05/06/96    EA Industries Inc                       10.8             NA      11.70         15.5%       15.3%       14.4%

05/17/96    Tele-Communications Inc                 11.4          82.08      13.00          1.6%        1.8%        1.9%

06/06/96    Investor Group                          70.4       1,498.31      28.95           --          --          --

06/10/96    Forstmann Little & Co                  150.0             NA      19.00         37.5%       38.3%       39.5%

06/11/96    Investor                                21.0             NA      14.40          9.0%        9.1%        9.1%

06/26/96    Investor Group                          12.8         114.00      11.11         13.4%       13.9%       13.5%

06/27/96    Kaiser-Francis Oil Co(GBK)              17.5          99.38      24.70          8.5%        7.9%        7.3%

07/24/96    Investor Group                          35.0             NA      10.00           --          --          --

07/26/96    Greencore Group PLC                     50.4         259.86      27.00         13.3%       12.6%       11.1%

07/30/96    Investor Group                          15.0             NA      18.80         12.5%       14.3%       13.3%

10/04/96    Investor Group                          61.7         430.52      12.74         12.1%       12.3%       20.0%

10/15/96    Emerson Radio Corp                      12.0             NA      17.10          6.3%        5.8%        7.5%

10/15/96    Kaiser-Francis Oil Co(GBK)              13.1          87.30      18.50          8.4%        8.6%        8.9%

11/27/96    BIL(Far East Holdings)Ltd               25.0         205.28      11.70          8.3%        7.9%        7.0%

11/27/96    BIL(Far East Holdings)Ltd               10.0             NA      12.40          8.3%        7.9%        7.0%



01/15/97    Intel Corp                              52.0             NA      12.50         20.6%       20.6%       22.5%

03/06/97    Investor Group                          66.0         663.03      21.10         12.6%       13.0%       12.4%

03/31/97    WHX Corp                                22.8         218.68      10.66         33.5%       33.0%       30.1%

04/21/97    Investor Group                          15.8             NA      10.00          7.4%        7.9%        8.4%

04/22/97    Investor Group                         146.0             NA      19.90         11.4%       10.1%        8.0%

04/23/97    Investor                                75.1         298.85      10.20         18.5%       19.3%       20.4%

06/06/97    Investor Group                          40.0             NA      10.00          1.8%        2.1%        2.6%

06/09/97    Microsoft Corp                       1,000.0             NA      11.50         17.3%       17.4%       16.4%

06/11/97    Intuit Inc                              39.2         193.03      23.64         13.1%       10.3%        9.0%

06/20/97    Boston Ventures                         15.0             NA      11.00           --          --          --

06/20/97    Belco Oil & Gas Corp                    30.9         298.14      14.88         11.6%       10.8%       11.9%

06/26/97    Genzyme Corp                            15.0          89.43      16.44         12.8%       12.5%       12.0%

07/23/97    Prometheus Assisted Living LLC          26.9             NA      16.60           --          --          --

08/07/97    EI du Pont de Nemours and Co         1,705.6       8,433.19      16.63         76.6%       74.0%       72.8%

08/26/97    Investor Group                         123.0             NA      25.00         11.5%       10.8%       11.4%

09/29/97    Vulcan Ventures Inc                     17.5         131.67      14.10          7.1%        7.1%        5.8%

10/13/97    Winter Harbor LLC                       12.1             NA      23.40           --          --          --

10/13/97    Vulcan Ventures Inc                     56.0         205.45      25.37         12.9%       12.5%        5.9%

11/04/97    Citizens Utilities Co                   27.0             NA      17.50         16.7%       17.0%       18.0%

11/04/97    Wafra Investment Advisory Co            20.0             NA      25.00           --          --          --

11/21/97    Intermedia Communications Inc           60.0         553.39      23.30         14.2%       11.9%       12.4%

12/19/97    Mafco Holdings Inc                     147.6             NA      24.00           --        25.6%       22.3%



01/05/98    General Electric Co                     15.0             NA      24.00          5.1%        4.8%        4.9%

01/06/98    Bay Networks Inc                        37.5             NA      10.90         27.1%       24.5%       23.1%

01/16/98    Clayton Dubilier & Rice Inc            270.0             NA      24.90         18.4%       15.9%       16.7%

                                                                                        -------------------------------------


Project Orbis



Selected Acquisition of Minority Interest Transactions

--------------------------------------------------------------------------------



              Analysis of Select Completed and Pending Acquisition

                        of Minority Interest Transactions



                            January 1, 1994 - Present





                                                     Target

  Date                                                SIC

Announced    Target Name                              Code     Target Industry Sector

--------------------------------------------------------------------------------------------------------------


01/26/98     Continental Airlines Inc                 4512     Air Transportation and Shipping

02/11/98     EarthLink Network Inc                    7375     Business Services

02/11/98     EarthLink Network Inc                    7375     Business Services

03/18/98     NetSpeak Corp                            7375     Business Services

04/08/98     Verio Inc                                7374     Business Services

05/30/98     Panavision Inc                           3861     Measuring, Medical, Photo Equipment; Clocks

06/16/98     Pepsi-Cola Puerto Rico                   2086     Food and Kindred Products

07/29/98     Chaparral Resources Inc                  1311     Oil and Gas; Petroleum Refining

07/29/98     Telenorte Celular                        4813     Telecommunications

08/24/98     Freeport-McMoRan Copper & Gold           1021     Mining

10/14/98     ASV Inc                                  3531     Machinery

12/03/98     Visioneer Inc                            3577     Computer and Office Equipment



03/09/99     Charles E Smith Commercial               6798     Investment & Commodity Firms,Dealers,Exchanges




                                                                                         -------------------------------------

                                                  Value of     Enterprise     % of          Premiums Prior to Announcement

  Date                                           Transaction    Value (1)    Shares      -------------------------------------

Announced    Acquiror Name                         ($mil)        ($mil)       Acq.          1 day      1 week     4 weeks

------------------------------------------------------------------------------------------------------------------------------


01/26/98    Northwest Airlines Corp                502.0             NA      14.10         54.0%       49.6%       46.9%

02/11/98    Sprint Corp                             56.3         522.75      11.14         38.6%       32.1%       28.5%

02/11/98    Sprint Corp                            124.0             NA      18.86         38.6%       32.1%       28.5%

03/18/98    Motorola Inc                            80.6         311.33      21.80         26.9%       25.8%       22.1%

04/08/98    Nippon Telegraph & Telephone           100.0             NA      12.50           --          --          --

05/30/98    Mafco Holdings Inc                     154.4         621.58      25.00         26.4%       26.3%       26.3%

06/16/98    Investor Group                          22.5          95.49      28.80          6.8%        7.1%        7.5%

07/29/98    Investor Group                          10.0          82.09      13.02          2.2%        1.7%        1.6%

07/29/98    Telesystem International               161.8             NA      19.26           --          --          --

08/24/98    Genzyme Corp                            12.6       4,517.80      15.90         12.4%       12.9%       14.3%

10/14/98    Caterpillar Inc                         18.0         149.04      13.15         19.0%       12.5%        7.5%

12/03/98    Xerox Corp                              10.5          35.37      19.09         13.7%       99.8%      174.7%



03/09/99    Vornado Realty Trust                   242.0             NA      24.40           --          --          --

                                                                                         -------------------------------------




             ------------------------------------------------------------------

             Aggregate Summary Table (2)     Premiums prior to announcement:

             ------------------------------------------------------------------

                                              1 day     1 week    4 weeks

              Adj. Mean (3)                   14.7%     14.3%      15.0%

              High                            54.0%     50.7%      64.2%

              Low                              1.6%      1.5%       1.6%

             ------------------------------------------------------------------



--------------------------------------------------------------------------------

Source: Securities Data Company, Inc. (201) 622-3100



(1)   Enterprise value is equal to the total value of consideration paid by the acquiror, including net debt if publicly disclosed, and excluding fees and expenses.



(2)   Bolded market multiples, if any, are excluded from Summary Statistics as they are considered extraordinary.



(3)   Adjusted Mean excludes high and low values.

                                                                           TAB D

Project Orbis



Selected Acquisition of Remaining Interest Transactions

--------------------------------------------------------------------------------



             Analysis of Select Completed and Pending Acquisition of

                         Remaining Interest Transactions

                            January 1, 1994 - Present





                                                 Target

  Date                                            SIC

Announced    Target Name                          Code   Target Industry Sector

----------------------------------------------------------------------------------------------------------


02/17/94     Scripps Howard Broadcasting Co       4832   Radio and Television Broadcasting Stations

03/23/94     Adia Services Inc (Adia SA)          7363   Business Services

04/26/94     Diamond Shamrock Offshore            1311   Oil and Gas; Petroleum Refining

06/06/94     Ogden Projects Inc (Ogden Corp)      1629   Construction Firms

07/28/94     Chemical Waste Management Inc        4953   Sanitary Services

09/08/94     Contel Cellular Inc (Contel)         4812   Telecommunications

11/02/94     Pacific Telecom (PacifiCorp)         4813   Telecommunications



07/06/95     Grand Gaming Corp                    7011   Hotels and Casinos



05/27/96     SyStemix Inc(Novartis AG)            2836   Drugs

07/03/96     Golden Poultry Co Inc                2015   Food and Kindred Products

10/03/96     LXE(Electromagnetic Sciences)        3663   Communications Equipment

10/10/96     WCI Steel Inc(Renco Group Inc)       3312   Metal and Metal Products



01/21/97     Mafco Consolidated Grp(Mafco)        2844   Soaps, Cosmetics, and Personal-Care Products

02/25/97     Fina Inc                             2911   Oil and Gas; Petroleum Refining

04/16/97     Steck-Vaughn Publishing Corp         2731   Printing, Publishing, and Allied Services

07/09/97     Seaman Furniture Co                  5712   Retail Trade-Home Furnishings

10/23/97     Brad Ragan Inc(Goodyear Tire)        5014   Wholesale Trade-Durable Goods



03/05/98     XLConnect Solutions Inc              7373   Business Services

03/10/98     IP Timberlands Ltd                   0811   Agriculture, Forestry, and Fishing

03/27/98     Intl Specialty Prods                 2869   Chemicals and Allied Products

04/29/98     Group 1 Software Inc                 7372   Prepackaged Software

09/23/98     Ryerson Tull Inc                     5051   Wholesale Trade-Durable Goods



01/22/99     Treadco Inc                          5531   Miscellaneous Retail Trade




                                                                                           ------------------------------------

                                                  Value of      Enterprise       % of          Premiums Prior to Announcement

  Date                                          Transaction      Value (1)      Shares     ------------------------------------

Announced    Acquiror Name                         ($mil)         ($mil)         Acq.       1 day        1 week         4 weeks

-------------------------------------------------------------------------------------------------------------------------------


02/17/94     EW Scripps (Edward Scripps Tr)         115.9             NA         14.00        --            --             --

03/23/94     Adia SA                                 35.8           170.2        19.00     (43.4%)       (42.3%)        (37.5%)

04/26/94     Burlington Resources Inc                42.6           330.5        12.90      (3.1%)        (0.4%)          5.4%

06/06/94     Ogden Corp                             110.3           691.3        15.80       5.8%         17.6%          20.5%

07/28/94     WMX Technologies Inc                   397.4          3310.9        21.40      10.6%          8.9%           1.1%

09/08/94     GTE Corp                               254.3          4533.9        10.00      43.7%         37.8%          36.0%

11/02/94     PacifiCorp                             159.0          1643.9        13.38      23.7%         23.7%          23.7%



07/06/95     Grand Casinos Inc                       36.5           183.0        22.20       3.8%          3.8%           3.3%



05/27/96     Novartis AG                            107.6           401.6        26.80      18.6%         11.5%          12.3%

07/03/96     Gold Kist Inc                           52.1           209.7        25.00       9.4%          9.5%          10.3%

10/03/96     Electromagnetic Sciences Inc            14.8            82.0        22.20      10.8%         11.5%          11.0%

10/10/96     Renco Group Inc                         56.5           437.2        15.53       8.5%          7.8%           5.6%



01/21/97     Mafco Holdings Inc                     116.8           980.3        15.00      27.1%         27.1%          26.3%

02/25/97     Petrofina SA                           257.0         2,427.1        14.70      50.1%         50.6%          49.4%

04/16/97     Harcourt General Inc                    40.3           221.4        17.00      12.1%         11.1%          11.9%

07/09/97     Investor Group                          45.6           130.1        20.00      20.6%         20.0%          20.6%

10/23/97     Goodyear Tire & Rubber Co               20.7           119.1        25.00      30.0%         32.4%          30.4%



03/05/98     Xerox Corp                              93.0           353.6        20.00      22.5%         17.4%          16.4%

03/10/98     IP Forest Resources Co                  99.5             NA         16.00      10.3%         10.4%          13.4%

03/27/98     ISP Holdings Inc                       324.5         2,125.8        16.20      17.5%         17.9%          15.9%

04/29/98     COMNET Corp                             11.8            64.6        18.80       8.0%          8.5%           8.0%

09/23/98     Inland Steel Industries Inc             61.2           510.813      13.59      (8.5%)       (11.6%)        (40.8%)



01/22/99     Arkansas Best Corp                      22.7            63.1        48.10      38.5%         46.9%          24.1%

                                                                                           ------------------------------------




--------------------------------------------------------------------------------

Aggregate Summary Table (2)                     Premiums prior to announcement:

--------------------------------------------------------------------------------

                                             1 day         1 week        4 weeks

Adj. Mean (3)                                18.7%         18.8%          16.4%

High                                         50.1%         50.6%          49.4%

Low                                          3.8%           3.8%           1.1%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Source: Securities Data Company, Inc. (201) 622-3100



(1)   Enterprise value is equal to the total value of consideration paid by the acquiror, including net debt if publicly disclosed, and excluding fees and expenses.



(2)   Bolded market multiples, if any, are excluded from Summary Statistics as they are considered extraordinary.



(3)   Adjusted Mean excludes high and low values.

                                                                           TAB E

Project Orbis - Valuation On Consolidated Basis              Management Case (6)



Discounted Cash Flow Analysis



(All Dollar Amounts in Thousands, Except Per Share Amounts)

--------------------------------------------------------------------------------





                                                  Projected Calendar Year Ending December 31,

                                             ----------------------------------------------------

                                              FY 1999    FY 2000    FY 2001    FY 2002    FY 2003

                                             ----------------------------------------------------


Revenues                                     $188,102   $209,659   $229,437   $251,819   $285,080



EBIT Before Corporate Overhead               $ 22,384   $ 32,001   $ 37,597   $ 44,039   $ 52,768

Adjusted EBIT (1)                            $ 19,880   $ 29,324   $ 34,762   $ 41,024   $ 49,487

Less: Taxes (@43%)                             (8,548)   (12,609)   (14,948)   (17,640)   (21,279)

Plus: Depreciation and amortization          $ 12,449   $  7,417   $  7,111   $  7,101   $  7,218

Less: Capital Expenditures                   $ (4,576)  $ (3,310)  $ (3,349)  $ (3,441)  $ (3,562)

Plus Changes in Working Capital              $ (1,111)  $ (3,135)  $ (2,505)  $ (3,637)  $ (5,168)

                                             ----------------------------------------------------

   Free Cash Flow                              18,094     17,687     21,071     23,407     26,696



Terminal Value EBIT Multiple @ 12.0x(2)             0          0          0          0    592,872

                                             ----------------------------------------------------

Free Cash Flow                                 18,094     17,687     21,071     23,407    619,567

                                             ====================================================

PV of Free Cash Flow                           15,504     12,986     13,257     12,619    286,209

                                             ====================================================






Midpoint Assumptions for Equity Valuation            Equity Value Calculation

-----------------------------------------            ------------------------


Exit Multiple (x EBIT)                     12.0x(3)  Enterprise Value (PV of Cash Flows)    $340,575

Weighted Average Cost of Capital           16.7%(4)  Less: Funded Indebtedness @ 4/3/99      (57,326)

                                                     Plus: Cash balance @ 4/3/99              18,094

                                                                                            --------

                                                          Equity Valuation                  $301,343

                                                                                            ========






                                     ------------------------------------------------------

                                                   Weighted Average Cost of Capital ("WACC")

                                               --------------------------------------------

Equity Value                                                 15.7%      16.7%         17.7%

                                               --------------------------------------------


                                     Exit        11.0x  $ 291,209  $ 278,482     $ 266,374

                                                        -----------------------------------

                                     Multiple    11.5x  $ 303,142  $ 289,913     $ 277,327

                                                        -----------------------------------

                                     (x EBIT)    12.0x  $ 315,075  $ 301,343     $ 288,280

                                                        -----------------------------------

                                                 12.5x  $ 327,008  $ 312,773     $ 299,233

                                                        -----------------------------------

                                                 13.0x  $ 338,940  $ 324,203     $ 310,185

                                     ------------------------------------------------------




                                     ------------------------------------------------------

                                                   Weighted Average Cost of Capital ("WACC")

                                               --------------------------------------------

Equity Value Per Share (5)                                      15.7%      16.7%       17.7%

                                               --------------------------------------------


                                     Exit        11.0x       $ 18.99    $ 18.16     $ 17.37

                                                        -----------------------------------

                                     Multiple    11.5x       $ 19.77    $ 18.90     $ 18.08

                                                        -----------------------------------

                                     (x EBIT)    12.0x       $ 20.55    $ 19.65     $ 18.80

                                                        -----------------------------------

                                                 12.5x       $ 21.32    $ 20.40     $ 19.51

                                                        -----------------------------------

                                                 13.0x       $ 22.10    $ 21.14     $ 20.23

                                     ------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.



(2)   Terminal Value applied to adjusted EBIT



(3)   Based on comparable merger and acquisition transactions.



(4)   Range based on weighted average WACC for each division based on percentage of EBIT.



(5)   Based on 15,335,416 shares outstanding as of April 30, 1999.



(6)   Original valuation methodology updated to reflect current estimated cost of capital and terminal value multiples.

Project Orbis - Valuation On Consolidated Basis     Sensitivity Case: Adjusted
                                                       EBIT Margin @ 11.0% (6)



Discounted Cash Flow Analysis



(All Dollar Amounts in Thousands, Except Per Share Amounts)

-------------------------------------------------------------------------------





                                                 Projected Calendar Year Ending December 31,

                                          --------------------------------------------------------

                                           FY 1999     FY 2000     FY 2001     FY 2002     FY 2003

                                          --------------------------------------------------------


Revenues                                  $188,102    $209,659    $229,437    $251,819    $285,080



Adjusted EBIT (1)                         $ 20,691    $ 23,062    $ 25,238    $ 27,700    $ 31,359

Less: Taxes (@43%)                          (8,897)     (9,917)    (10,852)    (11,911)    (13,484)

Plus: Depreciation and amortization       $ 12,449    $  7,417    $  7,111    $  7,101    $  7,218

Less: Capital Expenditures                $ (4,576)   $ (3,310)   $ (3,349)   $ (3,441)   $ (3,562)

Plus Changes in Working Capital           $ (1,111)   $ (3,135)   $ (2,505)   $ (3,637)   $ (5,168)

                                          --------------------------------------------------------

   Free Cash Flow                           18,556      14,118      15,643      15,812      16,363



Terminal Value EBIT Multiple @ 12.0x(2)          0           0           0           0     375,689

                                          --------------------------------------------------------

Free Cash Flow                              18,556      14,118      15,643      15,812     392,052

                                          ========================================================

PV of Free Cash Flow                        15,900      10,366       9,842       8,524     181,108

                                          ========================================================






Midpoint Assumptions for Equity Valuation            Equity Value Calculation

-----------------------------------------            ------------------------


Exit Multiple (x EBIT)                     12.0x(3)  Enterprise Value (PV of Cash Flows)       $225,740

Weighted Average Cost of Capital           16.7%(4)  Less: Funded Indebtedness @ 4/3/99         (57,326)

                                                     Plus: Cash balance @ 4/3/99                 18,094

                                                                                               --------

                                                          Equity Valuation                     $186,508

                                                                                               ========






                                      -------------------------------------------------------

                                                    Weighted Average Cost of Capital ("WACC")

                                              -----------------------------------------------

Equity Value                                                  15.7%       16.7%         17.7%

                                                         ------------------------------------


                                      Exit        11.0x  $ 180,221   $ 172,022     $ 164,218

                                                         ------------------------------------

                                      Multiple    11.5x  $ 187,783   $ 179,265     $ 171,158

                                                         ------------------------------------

                                      (x EBIT)    12.0x  $ 195,344   $ 186,508     $ 178,099

                                                         ------------------------------------

                                                  12.5x  $ 202,906   $ 193,751     $ 185,040

                                                         ------------------------------------

                                                  13.0x  $ 210,467   $ 200,994     $ 191,980

                                      -------------------------------------------------------




                                      -------------------------------------------------------

                                                    Weighted Average Cost of Capital ("WACC")

                                              -----------------------------------------------

Equity Value Per Share (5)                                       15.7%       16.7%       17.7%

                                                         ------------------------------------


                                      Exit        11.0x       $ 11.75     $ 11.22     $ 10.71

                                                         ------------------------------------

                                      Multiple    11.5x       $ 12.25     $ 11.69     $ 11.16

                                                         ------------------------------------

                                      (x EBIT)    12.0x       $ 12.74     $ 12.16     $ 11.61

                                                         ------------------------------------

                                                  12.5x       $ 13.23     $ 12.63     $ 12.07

                                                         ------------------------------------

                                                  13.0x       $ 13.72     $ 13.11     $ 12.52

                                      -------------------------------------------------------




--------------------------------------------------------------------------------

Notes:



(1)   Adjusted for corporate overhead, intercompany sales and corporate office adjustments based on a percentage of sales.



(2)   Terminal Value applied to adjusted EBIT



(3)   Based on comparable merger and acquisition transactions.



(4)   Range based on weighted average WACC for each division based on percentage of EBIT.



(5)   Based on 15,335,416 shares outstanding as of April 30, 1999.



(6)   Original valuation methodology updated to reflect current estimated cost of capital and terminal value multiples.

Project Orbis

Management DCF

--------------------------------------------------------------------------------





-----------------------------------------          -------------------        -----------------------------

Months in 1st TMO Calendar Year:      12           Tax Rate:     43.0%        Terminal Growth Rate:    2.0%

-----------------------------------------          -------------------        -----------------------------






                                                                     Management Projections

                                                   ---------------------------------------------------------

                                                     1999         2000         2001        2002        2003

                                                   -------      -------      -------     -------     -------


Revenues                                           188,102      209,659      229,437     251,819     285,080

      Growth Rate                                                  11.5%         9.4%        9.8%       13.2%



Gross Profit                                        85,967       97,693      107,807     119,505     135,580

      Gross Profit Margin                             45.7%        46.6%        47.0%       47.5%       47.6%



EBIT (w/out goodwill amort.)                        23,133       32,605       38,043      44,305      52,768

      EBIT Margin                                     12.3%        15.6%        16.6%       17.6%       18.5%



EBIAT                                               13,186       18,585       21,685      25,254      30,078



NOA                                                 62,056       59,167       61,115      63,695      67,968

      NOA / Sales                                     33.0%        28.2%        26.6%       25.3%       23.8%

Incr (Decr) NOA                                     (6,819)      (2,889)       1,948       2,580       4,273



Operating Cash Flows                                20,005       21,474       19,737      22,674      25,805



PV of Operating Cash Flow                           18,861       17,996       14,702      15,014      15,188



WACC                                                 12.50%



Present Value of Operating Cash Flows              147,715

Present Value of Terminal Value                    124,264

                                                  --------

Enterprise Value of Company (intrinsic)            271,979



Net Debt                                          $ 50,673

Equity Value                                       221,306



Shares Outstanding                                  15,372

                                                  --------

Per Share Value                                   $  14.40

                                                  --------




                                                    Extrapolated Projections

                                    -------------------------------------------------------    Terminal

                                      2004        2005        2006        2007        2008      Value

                                    -------     -------     -------     -------     -------    --------


Revenues                            315,866     349,976     387,770     429,645     476,042

      Growth Rate                      10.8%       10.8%       10.8%       10.8%       10.8%



Gross Profit                        150,221     166,444     184,418     204,333     226,399

      Gross Profit Margin              47.6%       47.6%       47.6%       47.6%       47.6%



EBIT (w/out goodwill amort.)         58,466      64,780      71,776      79,527      88,115

      EBIT Margin                      18.5%       18.5%       18.5%       18.5%       18.5%



EBIAT                                33,326      36,925      40,912      45,330      50,225



NOA                                  75,308      83,440      92,451     102,435     113,497

      NOA / Sales                      23.8%       23.8%       23.8%       23.8%       23.8%

Incr (Decr) NOA                       7,340       8,132       9,011       9,984      11,062

                                                                                                -------

Operating Cash Flows                 25,986      28,792      31,901      35,347      39,164     380,446

                                                                                                -------

PV of Operating Cash Flow            13,596      13,390      13,188      12,988      12,792     124,264


--------------------------------------------------------------------------------

                    Adjusted 2008 Terminal Value Calculation

--------------------------------------------------------------------------------

Growth Rate                                                                 5.0%

                                                                       ---------



Sales                                                                  $499,844



Gross Profit                                                           $237,719

   Gross Profit Margin                                                     47.6%



EBIT (w/out g'will amort.)                                             $ 92,521

   EBIT Margin                                                             18.5%



EBIAT                                                                  $ 52,737



NOA                                                                    $119,171

   NOA/Sales                                                               23.8%

Incr (Decr) NOA                                                        $  5,675



Operating Cash Flows                                                   $ 47,062



Terminal Value (TV)                                                    $627,492

Present Value of TV                                                    $204,955

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                 Present Value Delta (THI Case v. Tucker Case)

--------------------------------------------------------------------------------

Growth Rate                                                                 5.0%

                                                                       ---------



TA PV                                                                  $204,955



THI PV                                                                 $124,264



Delta                                                                  $ 80,692

--------------------------------------------------------------------------------

Per Share                                                              $   5.25

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                         Adjusted Per Share Fair Value

--------------------------------------------------------------------------------

                                        5.0%

                                     $19.65

                                   ----------

Project Orbis



Management DCF

--------------------------------------------------------------------------------





                                                                Management Projections

                                            -------------------------------------------------------------  Terminal Year

                                              1999          2000          2001         2002         2003    Calculation

                                            -------       -------       -------      -------      -------


Revenues                                    188,102       209,659       229,437      251,819      285,080    $ 299,334

       Growth Rate                                           11.5%          9.4%         9.8%        13.2%         5.0%



Growth Profit                                85,967        97,693       107,807      119,505      135,580    $ 142,359

       Growth Profit Margin                    45.7%         46.6%         47.0%        47.5%        47.6%        47.6%



EBIT (w/out goodwill amort.)                 23,133        32,605        38,043       44,305       52,768    $  55,406

       EBIT Margin                             12.3%         15.6%         16.6%        17.6%        18.5%        18.5%



EBIAT                                        13,186        18,585        21,685       25,254       30,078    $  31,582



NOA                                          62,056        59,167        61,115       63,695       67,968    $  71,366

       NOA / Sales                             33.0%         28.2%         26.6%        25.3%        23.8%        23.8%

Incr (Decr) NOA                              (6,819)       (2,889)        1,948        2,580        4,273    $   3,398



Operating Cash Flows                         20,005        21,474        19,737       22,674       25,805    $  28,183



PV of Operating Cash Flow                    18,861        17,996        14,702       15,014       15,188    $  14,745

                                            -------------------------------------------------------------

                                                                                                             Terminal

                                                                                                               Value

                                                                                                             ---------

                                                                                                             $ 375,777



WACC                                          12.50%



Present Value of Operating Cash Flows        81,762

Present Value of Terminal Value             221,179

                                           --------

Enterprise Value of Company (intrinsic)     302,940



Net Debt                                   $ 50,673

Equity Value                                252,267



Share Outstanding                            15,372

                                           --------

Per Share Value                            $  16.41

                                           --------


Project Orbis - Temperature Control Group



Weighted Average Cost of Capital Calculation

--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

Formulas:                                 Weighted Average Cost of Capital:               Source:

---------                                 ---------------------------------               -------


Capital Asset Pricing Model (CAPM):       R(f)       Risk Free Rate                5.57%  10 Year Treasury as of 5/12/99



K(e) = R(f) + B*[R(m)-R(f)] + SP          R(m)-R(f)  Market Risk Premium           7.50%  Ibbotson Associates 1997 Yearbook



Unlevering/Relevering Beta:               SP         Size Premium                  3.5%   Micro Capitalization Equity Size

                                                                                          Premium (Capitalization below $197

                                                                                          million)



B(u) = B(l)/(1+D/E)                       t          Effective Tax Rate           43.0%   ThermoSpectra's statutory tax rate

                                          D/E        Debt/Equity Ratio             6.4%   Ind. Comp. Debt to Equity Ratio for SIC

                                                                                          Code 3825

                                                                                          Source: Ibbotson Associates Yearbook 1997

B(l) = B(u)*(1+D/E)

                                          B(u)       Estimated Unlevered Beta      1.10x  Adjusted unlevered beta of comparable

                                                                                          group.

Weighted Average Cost of Capital (WACC):  B(l)       Estimated Relevered Beta      1.22x  Adjusted levered beta of comparable group,

                                                                                          Source: Bloomberg.



[D/TC*(K(d)*(1-t))]+[E/TC*K(e)]           K(e)       Cost of Equity               18.2%

                                          K(d)       Cost of Debt                  8.00%  ThermoSpectra's Cost of Debt

                                          E/TC       Equity/(Debt+Equity)         94.0%   Ind. Comp. Equity/Total Capital, Source:

                                                                                          Ibbotson Associates 1997 Yearbook

                                          D/TC       Debt/(Debt+Equity)            6.0%   Ind. Comp. Debt/Total Capital, Source:

                                                                                          Ibbotson Associates 1997 Yearbook



                                                          -----------------------------

                                                              WACC                17.6%

                                                          -----------------------------



------------------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------

Unlevered Beta Calculation for the Comparable Group of Public Traded Companies:



                                          Market        Debt to

                                           Value         Market

                            Total        of Equity       Equity          Levered         Unlevered

Public Comparables           Debt        05/14/99        Ratio             Beta            Beta

------------------        -----------   ------------   -----------   -----------------   ---------


Cerprobe Corporation          $6,573        $76,868       0.09x            1.12            1.03

GenRad, Inc.                  $8,487       $544,524       0.02x            1.06            1.04

IFR Systems, Inc.           $114,125        $35,397       3.22x            0.88            0.21

Keithley Instruments, Inc.    $6,000        $60,832       0.10x            0.72            0.66

Applied Materials, Inc.     $624,554    $22,634,879       0.03x            1.66            1.62

Credence Systems Corp.      $115,000       $551,607       0.21x            1.66            1.37

KLA-Tencor Corp.             $16,416     $4,540,189       0.00x            1.39            1.38



                       -------------------------------------------------------------------------

                          Mean                            0.52x            1.21x           1.04x

                          Adjusted Mean*                  0.09x            1.22x           1.10x

                       -------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Note: Betas vs. the Standard & Poor's 500 Index



* Indicates adjusted to exclude the high and low values in calculating the average.

Project Orbis - Imaging & Inspection Group



Weighted Average Cost of Capital Calculation

--------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------

Formulas:                                 Weighted Average Cost of Capital:              Source:

---------                                 ---------------------------------              -------


Capital Asset Pricing Model (CAPM):       R(f)       Risk Free Rate              5.57%   10 Year Treasury as of 5/12/99



K(e) = R(f) + B*[R(m)-R(f)] + SP          R(m)-R(f)  Market Risk Premium         7.50%   Ibbotson Associates 1997 Yearbook



Unlevering/Relevering Beta:               SP         Size Premium                3.5%    Micro Capitalization Equity Size Premium

                                                                                         (Capitalization below $197 million)



B(u) = B(l)/(1+D/E)                       t          Effective Tax Rate         43.0%    ThermoSpectra's statutory tax rate

                                          D/E        Debt/Equity Ratio           6.4%    Ind. Comp. Debt to Equity Ratio for SIC

                                                                                         Code 3825

                                                                                         Source: Ibbotson Associates Yearbook 1997

B(l) = B(u)*(1+D/E)

                                          B(u)       Estimated Unlevered Beta    0.84x   Adjusted unlevered beta of comparable

                                                                                         group.

Weighted Average Cost of Capital (WACC):  B(l)       Estimated Relevered Beta    0.90x   Adjusted levered beta of comparable group,

                                                                                         Source: Bloomberg.



[D/TC*(K(d)*(1-t))]+[E/TC*K(e)]           K(e)       Cost of Equity             15.8%

                                          K(d)       Cost of Debt                8.00%   ThermoSpectra's Cost of Debt

                                          E/TC       Equity/(Debt+Equity)       94.0%    Ind. Comp. Equity/Total Capital , Source:

                                                                                         Ibbotson Associates 1997 Yearbook

                                          D/TC       Debt/(Debt+Equity)          6.0%    Ind. Comp. Debt/Total Capital , Source:

                                                                                         Ibbotson Associates 1997 Yearbook



                                                          ---------------------------

                                                              WACC              15.4%

                                                          ---------------------------



-----------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------

Unlevered Beta Calculation for the Comparable Group of Public Traded Companies:



                                                Market       Debt to

                                                Value        Market

                                    Total     of Equity      Equity          Levered         Unlevered

Public Comparables                  Debt       05/14/99       Ratio           Beta             Beta

------------------               ----------   ----------   -----------   -----------------   ----------


American Science and Engineering    $1,050      $41,917      0.03x             0.79            0.77

Barringer Technologies                 $92      $42,382      0.00x             0.86            0.86

Bio-Rad Laboratories, Inc.         $51,732     $347,394      0.15x             0.57            0.50

Cognex Corp.                            $0   $1,185,179      0.00x             1.45            1.45

Invision Technologies               $2,329      $72,406      0.03x             0.95            0.92

Moore Products Co.                    $176      $62,301      0.00x             0.91            0.91

Robotic Vision Systems, Inc.       $39,029      $74,662      0.52x             0.99            0.65

Oxford Instruments Plc             $78,043     $166,411      0.47x             0.51            0.35

PPT Vision, Inc.                        $0      $24,290      0.00x             0.70            0.70

Veeco Instruments Inc.             $18,011     $570,090      0.03x             1.49            1.44



                               ------------------------------------------------------------------------

                               Mean                          0.12x             0.92x           0.85x

                               Adjusted Mean*                0.09x             0.90x           0.84x

                               ------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Note: Betas vs. the Standard & Poor's 500 Index



* Indicates adjusted to exclude the high and low values in calculating the average.

Project Orbis - Test & Measurement Group



Weighted Average Cost of Capital Calculation

--------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

Formulas:                                 Weighted Average Cost of Capital:             Source:

---------                                 ---------------------------------             -------


Capital Asset Pricing Model (CAPM):       R(f)       Risk Free Rate             5.57%   10 Year Treasury as of 5/12/99



K(e) = R(f) + B*[R(m)-R(f)] + SP          R(m)-R(f)  Market Risk Premium        7.50%   Ibbotson Associates 1997 Yearbook



Unlevering/Relevering Beta:               SP         Size Premium               3.5%    Micro Capitalization Equity Size Premium

                                                                                        (Capitalization below $197 million)



B(u) = B(l)/(1+D/E)                       t          Effective Tax Rate        43.0%    ThermoSpectra's statutory tax rate

                                          D/E        Debt/Equity Ratio          6.4%    Ind. Comp. Debt to Equity Ratio for SIC Code

                                                                                        3825

                                                                                        Source: Ibbotson Associates Yearbook 1997

B(l) = B(u)*(1+D/E)

                                          B(u)       Estimated Unlevered Beta   0.77x   Adjusted unlevered beta of comparable group.

Weighted Average Cost of Capital (WACC):  B(l)       Estimated Relevered Beta   0.86x   Adjusted levered beta of comparable group,

                                                                                        Source: Bloomberg.



[D/TC*(K(d)*(1-t))]+[E/TC*K(e)]           K(e)       Cost of Equity            15.5%

                                          K(d)       Cost of Debt               8.00%   ThermoSpectra's Cost of Debt

                                          E/TC       Equity/(Debt+Equity)      94.0%    Ind. Comp. Equity/Total Capital , Source:

                                                                                        Ibbotson Associates 1997 Yearbook

                                          D/TC       Debt/(Debt+Equity)         6.0%    Ind. Comp. Debt/Total Capital , Source:

                                                                                        Ibbotson Associates 1997 Yearbook



                                                          --------------------------

                                                              WACC             15.1%

                                                          --------------------------



------------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------

Unlevered Beta Calculation for the Comparable Group of Public Traded Companies:



                                          Market      Debt to

                                          Value        Market

                            Total       of Equity      Equity          Levered        Unlevered

Public Comparables (1)       Debt        05/14/99      Ratio             Beta            Beta

----------------------     ---------   -----------  -----------   -----------------   ---------


Astro-Med Inc.                 $228       $33,611      0.01x             0.33            0.33

Cyber Optics Corp.               $0       $57,039      0.00x             1.25            1.25

Keithley Instruments, Inc.   $6,000       $60,832      0.10x             0.72            0.66

K-Tron Int'l Inc.           $11,458       $53,048      0.22x             0.35            0.29

Nanomentrics Incorporated    $3,238       $63,445      0.05x             0.96            0.91

Newport Corporation         $20,945      $137,037      0.15x             0.92            0.80

Tektronix Inc.             $289,093    $1,253,739      0.23x             1.15            0.93

TSI Incorporated                 $0       $98,434      0.00x             0.60            0.60

Yokogawa Electric Corp.    $467,280    $1,330,967      0.35x             0.95            0.70

Zygo Corp.                       $0      $100,953      0.00x             1.34            1.34



                         -----------------------------------------------------------------------

                         Mean                          0.11x             0.86x           0.78x

                         Adjusted Mean*                0.09x             0.86x           0.77x

                         -----------------------------------------------------------------------



------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Note: Betas vs. the Standard & Poor's 500 Index



* Indicates adjusted to exclude the high and low values in calculating the average.

                                                                           TAB F
Project Orbis



Consolidated Historical and Projected Income Statements ($000s)

--------------------------------------------------------------------------------





                                                                  Historical

                                             ---------------------------------------------------

                                                1994          1995          1996          1997

                                                ----          ----          ----          ----


Revenues                                     $  42,142     $  91,714     $ 123,199     $ 198,900

% increase in Revenues                                         117.6%         34.3%         61.4%



Cost of Revenues                                21,759        46,384        62,900       115,747

                                             ---------------------------------------------------



Gross Profit                                 $  20,383     $  45,330     $  60,299     $  83,153

Gross Profit %                                    48.4%         49.4%         48.9%         41.8%



Operating Expenses:

Corporate G&A                                       NA            NA            NA            NA

Goodwill Amortization and Other Expenses            NA            NA            NA            NA

Research & Development expenses                  4,149         9,036        12,910        17,303

Selling, General & Administrative Expenses      12,136        28,501        36,493        53,182

                                             ---------------------------------------------------

     Total Operating Expenses                $  16,285     $  37,537     $  49,403     $  70,485

                                             ---------------------------------------------------



Earnings Before Interest and Taxes               4,098         7,793        10,896        12,668

EBIT Margin                                        9.7%          8.5%          8.8%          6.4%



Interest Income                                    226           820           935           692

Interest (expense)                                (114)         (707)         (773)       (4,217)

Other Expense, Net                                  --            --            --            --

Restructuring Costs                                 --            --          (171)        1,257

                                             ---------------------------------------------------

     Total Other Income (Expense)                  112           113            (9)       (2,268)

                                             ---------------------------------------------------



Income Before Taxes                              4,210         7,906        10,887        10,400



Provision (Credit) for Income Taxes              1,842         3,312         4,270         4,552

                                             ---------------------------------------------------



Net Income                                   $   2,368     $   4,594     $   6,617     $   5,848

                                             ===================================================



Basic Earnings Per Share                     $    0.25     $    0.41     $    0.53     $    0.40



Depreciation and Amortization                    1,273         3,720         4,493         6,615

                                             ---------------------------------------------------



EBITDA                                           5,371        11,513        15,389        19,283

                                             ===================================================

EBITDA Margin                                     12.7%         12.6%         12.5%          9.7%






                                                                  Historical

                                             ---------------------------------------------------

                                                1998         1Q1999       1Q1998          LTM

                                                ----         ------       ------          ---


Revenues                                     $ 191,017     $  41,874     $  53,067     $ 179,824

% increase in Revenues                            (4.0%)          NA            NA            NA



Cost of Revenues                               110,915        25,111        30,397       105,629

                                             ---------------------------------------------------



Gross Profit                                 $  80,103     $  16,763     $  22,670     $  74,195

Gross Profit %                                    41.9%         40.0%         42.7%         41.3%



Operating Expenses:

Corporate G&A                                    1,528           335           425         1,439

Goodwill Amortization and Other Expenses         3,538         1,065           463         4,140

Research & Development expenses                 16,298         3,771         4,513        15,555

Selling, General & Administrative Expenses      48,474        10,191        12,890        45,776

                                             ---------------------------------------------------

     Total Operating Expenses                $  69,839     $  15,362     $  18,291     $  66,910

                                             ---------------------------------------------------



Earnings Before Interest and Taxes              10,264         1,401         4,379         7,286

EBIT Margin                                        5.4%          3.3%          8.3%          4.1%



Interest Income                                  1,333           186           325         1,194

Interest (expense)                              (4,337)         (822)       (1,191)       (3,968)

Other Expense, Net                                 713            --            --           713

Restructuring Costs                             (4,320)         (758)           --        (5,078)

                                             ---------------------------------------------------

     Total Other Income (Expense)               (6,611)       (1,394)         (866)       (7,138)

                                             ---------------------------------------------------



Income Before Taxes                              3,653             7         3,513           147



Provision (Credit) for Income Taxes              1,828             4         1,440           391

                                             ---------------------------------------------------



Net Income                                   $   1,825     $       4     $   2,073     ($    244)

                                             ===================================================



Basic Earnings Per Share                     $    0.12     $    0.00     $    0.14     ($   0.01)



Depreciation and Amortization                    8,682         1,929         1,814         8,797

                                             ---------------------------------------------------



EBITDA                                          18,946         3,330         6,193        16,083

                                             ===================================================

EBITDA Margin                                      9.9%          8.0%         11.7%          8.9%

                                             ---------------------------------------------------




                                                                         Projected

                                             -----------------------------------------------------------------

                                                1999          2000          2001          2002          2003

                                                ----          ----          ----          ----          ----


Revenues                                     $ 188,102     $ 209,659     $ 229,437     $ 251,819     $ 285,080

% increase in Revenues                            (1.5%)        11.5%          9.4%          9.8%         13.2%



Cost of Revenues                               102,135       111,966       121,630       132,314       149,500

                                             -----------------------------------------------------------------



Gross Profit                                 $  85,967     $  97,693     $ 107,807     $ 119,505     $ 135,580

Gross Profit %                                    45.7%         46.6%         47.0%         47.5%         47.6%



Operating Expenses:

Corporate G&A                                    1,504         1,677         1,835         2,015         2,281

Goodwill Amortization and Other Expenses         3,984         4,210         4,209         4,491         4,533

Research & Development expenses                 16,892        16,898        17,992        19,200        21,098

Selling, General & Administrative Expenses      43,708        45,586        49,009        52,775        58,182

                                             -----------------------------------------------------------------

     Total Operating Expenses                $  66,088     $  68,371     $  73,045     $  78,481     $  86,094

                                             -----------------------------------------------------------------



Earnings Before Interest and Taxes              19,879        29,322        34,762        41,024        49,486

EBIT Margin                                       10.6%         14.0%         15.2%         16.3%         17.4%



Interest Income                                    500           482           452           452           452

Interest (expense)                              (4,100)       (4,100)       (4,100)       (4,100)       (4,100)

Other Expense, Net                                  --            --            --            --            --

Restructuring Costs                             (1,055)           --            --            --            --

                                             -----------------------------------------------------------------

     Total Other Income (Expense)               (4,655)       (3,618)       (3,648)       (3,648)       (3,648)

                                             -----------------------------------------------------------------



Income Before Taxes                             15,224        25,704        31,114        37,376        45,838



Provision (Credit) for Income Taxes              4,872         9,145        11,364        13,931        17,400

                                             -----------------------------------------------------------------



Net Income                                   $  10,352     $  16,559     $  19,750     $  23,445     $  28,438

                                             =================================================================



Basic Earnings Per Share                     $    0.67     $    1.08     $    1.28     $    1.52     $    1.85



Depreciation and Amortization                   12,449         7,417         7,111         7,101         7,218

                                             -----------------------------------------------------------------



EBITDA                                          32,328        36,739        41,873        48,125        56,704

                                             =================================================================

EBITDA Margin                                     17.2%         17.5%         18.3%         19.1%         19.9%


Project Orbis



Consolidated Historical and Projected Percentage Income Statements

--------------------------------------------------------------------------------





                                                                              Historical

                                             ----------------------------------------------------------------------------

                                              1994      1995      1996      1997      1998     1Q1999    1Q1998     LTM

                                              ----      ----      ----      ----      ----     ------    ------     ---


Revenues                                     100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%



Cost of Revenues                              51.6%     50.6%     51.1%     58.2%     58.1%     60.0%     57.3%     58.7%

                                             ----------------------------------------------------------------------------



Gross Profit                                  48.4%     49.4%     48.9%     41.8%     41.9%     40.0%     42.7%     41.3%



Operating Expenses:

Corporate G&A                                   NA        NA        NA        NA       0.8%      0.8%      0.8%      0.8%

Amortization and Other Expenses                 NA        NA        NA        NA       1.9%      2.5%      0.9%      2.3%

Research & Development Expenses                9.8%      9.9%     10.5%      8.7%      8.5%      9.0%      8.5%      8.7%

Selling, General & Administrative Expenses    28.8%     31.1%     29.6%     26.7%     25.4%     24.3%     24.3%     25.5%

     Total Operating Expenses                 38.6%     40.9%     40.1%     35.4%     36.6%     36.7%     34.5%     37.2%

                                             ----------------------------------------------------------------------------



Earnings Before Interest and Taxes             9.7%      8.5%      8.8%      6.4%      5.4%      3.3%      8.3%      4.1%



Interest Income                                0.5%      0.9%      0.8%      0.3%      0.7%      0.4%      0.6%      0.7%

Interest (expense)                            (0.3%)    (0.8%)    (0.6%)    (2.1%)    (2.3%)    (2.0%)    (2.2%)    (2.2%)

Other Expense, Net                             0.0%      0.0%      0.0%      0.0%      0.4%      0.0%      0.0%      0.4%

Restructuring Costs                            0.0%      0.0%     (0.1%)     0.6%     (2.3%)    (1.8%)     0.0%     (2.8%)

                                             ----------------------------------------------------------------------------

     Total Other Income (Expense)              0.3%      0.1%      0.0%     (1.1%)    (3.5%)    (3.3%)    (1.6%)    (4.0%)

                                             ----------------------------------------------------------------------------



Income Before Taxes                           10.0%      8.6%      8.8%      5.2%      1.9%      0.0%      6.6%      0.1%



Provision (credit) for Income Taxes            4.4%      3.6%      3.5%      2.3%      1.0%      0.0%      2.7%      0.2%

                                             ----------------------------------------------------------------------------



Net Income                                     5.6%      5.0%      5.4%      2.9%      1.0%      0.0%      3.9%     (0.1%)

                                             ============================================================================



Depreciation and Amortization                  3.0%      4.1%      3.6%      3.3%      4.5%      4.6%      3.4%      4.9%

                                             ----------------------------------------------------------------------------



EBITDA                                        12.7%     12.6%     12.5%      9.7%      9.9%      8.0%     11.7%      8.9%

                                             ============================================================================




                                                               Projected

                                             ----------------------------------------------

                                              1999      2000      2001      2002      2003

                                              ----      ----      ----      ----      ----


Revenues                                     100.0%    100.0%    100.0%    100.0%    100.0%



Cost of Revenues                              54.3%     53.4%     53.0%     52.5%     52.4%

                                             ----------------------------------------------



Gross Profit                                  45.7%     46.6%     47.0%     47.5%     47.6%



Operating Expenses:

Corporate G&A                                  0.8%      0.8%      0.8%      0.8%      0.8%

Amortization and Other Expenses                2.1%      2.0%      1.8%      1.8%      1.6%

Research & Development Expenses                9.0%      8.1%      7.8%      7.6%      7.4%

Selling, General & Administrative Expenses    23.2%     21.7%     21.4%     21.0%     20.4%

     Total Operating Expenses                 35.1%     32.6%     31.8%     31.2%     30.2%

                                             ----------------------------------------------



Earnings Before Interest and Taxes            10.6%     14.0%     15.2%     16.3%     17.4%



Interest Income                                0.3%      0.2%      0.2%      0.2%      0.2%

Interest (expense)                            (2.2%)    (2.0%)    (1.8%)    (1.6%)    -1.4%

Other Expense, Net                             0.0%      0.0%      0.0%      0.0%      0.0%

Restructuring Costs                           (0.6%)     0.0%      0.0%      0.0%      0.0%

                                             ----------------------------------------------

     Total Other Income (Expense)             (2.5%)    (1.7%)    (1.6%)    (1.4%)    -1.3%

                                             ----------------------------------------------



Income Before Taxes                            8.1%     12.3%     13.6%     14.8%     16.1%



Provision (credit) for Income Taxes            2.6%      4.4%      5.0%      5.5%      6.1%

                                             ----------------------------------------------



Net Income                                     5.5%      7.9%      8.6%      9.3%     10.0%

                                             ==============================================



Depreciation and Amortization                  6.6%      3.5%      3.1%      2.8%      2.5%

                                             ----------------------------------------------



EBITDA                                        17.2%     17.5%     18.3%     19.1%     19.9%

                                             ==============================================


Project Orbis



Consolidated Historical and Projected Income Statements ($000s)



Analysis of Projected and Actual First Quarter 1999 Results

--------------------------------------------------------------------------------





                                                  Projected          Actual          $ Amount       Percentage

                                                   1Q 1999          1Q 1999           Change          Change

                                                  ---------         -------          --------       ----------


Revenues                                           $44,405          $41,874          ($2,531)          (5.7%)

Cost of Revenues                                    24,785           25,111              326            1.3%

                                                   -------          -------          -------          -----



Gross Profit                                       $19,620          $16,763          ($2,857)         (14.6%)



Operating Expenses:

Corporate G&A                                          355              335              (20)          (5.6%)

Goodwill Amortization and Other Expenses             1,055            1,065               10            0.9%

Research & Development expenses                      4,184            3,771             (413)          (9.9%)

Selling, General & Administrative Expenses          10,856           10,191             (665)          (6.1%)

                                                   -------          -------          -------          -----

     Total Operating Expenses                      $16,450          $15,362          ($1,088)          (6.6%)

                                                   -------          -------          -------          -----



Earnings Before Interest and Taxes                   3,170            1,401           (1,769)         (55.8%)



Interest Income                                        128              186               58           45.5%

Interest (expense)                                  (1,025)            (822)             203          (19.8%)

Other Expense, Net                                      --               --               --             --

Restructuring Costs                                 (1,055)            (758)             297          (28.2%)

                                                   -------          -------          -------          -----

     Total Other Income (Expense)                   (1,952)          (1,394)             558          (28.6%)

                                                   -------          -------          -------          -----



Income Before Taxes                                  1,218                7           (1,211)         (99.4%)



Provision (Credit) for Income Taxes                    173                4             (169)         (97.9%)

                                                   -------          -------          -------          -----



Net Income                                          $1,045               $4          ($1,041)         (99.6%)

                                                   =======          =======          =======          =====



Basic Earnings Per Share                             $0.07            $0.00           ($0.07)         (99.6%)





Depreciation and Amortization                        3,167            1,929           (1,238)         (39.1%)

                                                   -------          -------          -------          -----



EBITDA                                               6,337            3,330           (3,007)         (47.4%)

                                                   =======          =======          =======          =====


                                                                           TAB G

Project Orbis



Institutional Ownership

--------------------------------------------------------------------------------



----------------------------------------

THS Closing Price on 5/14/99      $11.13

----------------------------------------





                                                             Shares            Total

           Institution                     Country            Held           Mkt Value            Date

------------------------------------    ------------       ----------      ------------      --------------


Thermo Electron Corporation             United States      14,239,545      $158,414,938        12/10/1998

Dimensional Fund Advisors, Inc.         United States         179,300        $1,994,713        31/12/1998

Barclays Global Investors, N.A.         United States          54,984          $611,697        31/12/1998

Brundage, Story and Rose, LLC           United States          39,900          $443,888        31/03/1999

National City Bank, Indiana             United States          38,600          $429,425        31/12/1998

David L. Babson & Company, Inc.         United States          28,300          $314,838        31/12/1998

AXA Rosenberg Investment Mgmt. LLC      United States          24,300          $270,338        31/12/1998

Mellon Private Asset Management         United States          20,232          $225,081        31/12/1998

The Northern Trust Company              United States          19,800          $220,275        31/12/1998

Howe (Barry S.)                             NA                 15,010          $166,986        30/06/1998

William Harris Investors Inc.           United States          15,000          $166,875        31/12/1998

Burroughs & Hutchinson                  United States          14,200          $157,975        31/12/1998

Bear, Stearns Asset Management Inc.     United States          10,300          $114,588        31/12/1998

Aberdeen Asset Managers (London) Ltd      England              10,000          $111,250        31/01/1998

TIAA-CREF Investment Management Inc.    United States           7,000           $77,875        31/12/1998

World Asset Management                  United States           1,800           $20,025        31/12/1998

Bankers Trust Company                   United States             300            $3,338        31/12/1998




----------------------------------

Total Shares Out:    15,335,416

----------------------------------

                                                                           TAB H

Project Orbis

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



                         Price Since IPO / Volume Graph



                     Weekly: August 4, 1995 to May 14, 1999



   [The following table was depicted as a line graph in the printed material.]



             Share    Shares

             Price    Traded

4-Aug-95     $17.13         0

11-Aug-95        16   545,600

18-Aug-95     17.75   176,700

25-Aug-95        19   126,800

1-Sep-95     17.875   103,600

8-Sep-95     18.125    70,500

15-Sep-95    18.125    48,700

22-Sep-95     16.75    50,500

29-Sep-95     16.75    17,400

6-Oct-95     16.375    45,400

13-Oct-95    16.125    89,700

20-Oct-95        16    43,000

27-Oct-95    15.625    16,500

3-Nov-95      16.25    18,400

10-Nov-95    17.375    43,000

17-Nov-95    16.875    26,000

24-Nov-95    15.625    40,500

1-Dec-95      15.75   159,900

8-Dec-95      16.25   151,100

15-Dec-95      15.5    22,700

22-Dec-95      15.5    74,600

29-Dec-95    15.625    53,100

5-Jan-96     15.375    25,200

12-Jan-96        15    26,700

19-Jan-96    14.875    62,500

26-Jan-96        18   284,400

2-Feb-96      18.25   114,700

9-Feb-96       17.5    48,800

16-Feb-96      18.5   135,900

23-Feb-96     18.25    51,400

1-Mar-96     17.125    59,600

8-Mar-96     17.125    27,200

15-Mar-96    17.125    50,700

22-Mar-96        17    45,900

29-Mar-96    17.375    48,900

5-Apr-96      17.25    14,000

12-Apr-96    16.875    48,800

19-Apr-96     16.25    26,900

26-Apr-96    17.125    49,600

3-May-96     $17.50    32,000

10-May-96    17.125    17,500

17-May-96     18.25    83,700

24-May-96     18.25    89,600

31-May-96    18.125    81,000

7-Jun-96      17.75    43,500

14-Jun-96    16.625    29,900

21-Jun-96        16    38,000

28-Jun-96     15.75    80,900

5-Jul-96      15.25    11,200

12-Jul-96        14    48,900

19-Jul-96      13.5    91,800

26-Jul-96    14.375    39,300

2-Aug-96       14.5    23,000

9-Aug-96      14.75    11,900

16-Aug-96        15    51,300

23-Aug-96      15.5    14,400

30-Aug-96      15.5    12,300

6-Sep-96     15.625    19,700

13-Sep-96     14.75    69,500

20-Sep-96    13.375    21,000

27-Sep-96        14    37,000

4-Oct-96      13.75    52,400

11-Oct-96    13.125   103,500

18-Oct-96      13.5   116,600

25-Oct-96    13.375    55,000

1-Nov-96     13.125    50,600

8-Nov-96         13    66,200

15-Nov-96      14.5    63,000

22-Nov-96     15.25    72,900

29-Nov-96    14.125    37,400

6-Dec-96     12.875    18,500

13-Dec-96    12.375    45,100

20-Dec-96    11.875    50,000

27-Dec-96    11.875    36,600

3-Jan-97      12.75    46,500

10-Jan-97        14    73,400

17-Jan-97      14.5    33,500

24-Jan-97      14.5    81,800

31-Jan-97     14.75    39,300

7-Feb-97     $14.63    17,800

14-Feb-97    15.125    46,500

21-Feb-97        15    33,600

28-Feb-97        15    34,900

7-Mar-97     14.625    45,100

14-Mar-97     14.25    23,600

21-Mar-97     13.75    45,600

28-Mar-97     13.75     9,700

4-Apr-97      12.75    27,800

11-Apr-97        12    17,900

18-Apr-97     11.75    36,700

25-Apr-97        12    49,300

2-May-97         13    22,500

9-May-97      13.25    37,500

16-May-97        13   106,500

23-May-97     14.25    50,200

30-May-97    14.375    11,600

6-Jun-97     13.875    28,200

13-Jun-97        13    35,700

20-Jun-97      12.5    14,000

27-Jun-97    11.812    29,400

4-Jul-97     10.938   110,000

11-Jul-97    11.375    70,000

18-Jul-97    11.062    78,800

25-Jul-97    10.375    35,700

1-Aug-97     10.375   133,700

8-Aug-97      10.25    51,600

15-Aug-97    11.125    44,900

22-Aug-97    11.562    81,800

29-Aug-97      12.5    73,200

5-Sep-97     12.062    29,200

12-Sep-97     13.25    43,100

19-Sep-97    12.812    38,900

26-Sep-97    13.375   156,700

3-Oct-97         13    29,700

10-Oct-97     12.25    49,300

17-Oct-97    11.625    42,500

24-Oct-97    10.938    39,200

31-Oct-97    10.375    31,200

7-Nov-97     $10.13    66,200

14-Nov-97     9.938    26,200

21-Nov-97       9.5    49,800

28-Nov-97     9.375    15,500

5-Dec-97      9.812    41,800

12-Dec-97     9.438    35,400

19-Dec-97     9.438    33,000

26-Dec-97     9.375    46,600

2-Jan-98     10.062   107,800

9-Jan-98      9.188    19,600

16-Jan-98     9.188    18,800

23-Jan-98         9     4,900

30-Jan-98       9.5    21,800

6-Feb-98      8.875    17,600

13-Feb-98     8.875    24,500

20-Feb-98      8.75    21,700

27-Feb-98      9.75    55,400

6-Mar-98         10    72,600

13-Mar-98      9.75    26,200

20-Mar-98    10.688    83,000

27-Mar-98     9.438   146,400

3-Apr-98        9.5   107,700

10-Apr-98     9.125    55,900

17-Apr-98      9.25    73,100

24-Apr-98     8.812    93,400

1-May-98      8.938    54,500

8-May-98      9.938   116,400

15-May-98     10.25    86,600

22-May-98    11.188    66,400

29-May-98    11.062    68,300

5-Jun-98     11.312    63,100

12-Jun-98     10.75    27,700

19-Jun-98        10   142,800

26-Jun-98    10.375    30,800

3-Jul-98     11.938   123,300

10-Jul-98    11.375    38,200

17-Jul-98    10.875    71,700

24-Jul-98        10   117,900

31-Jul-98     9.625    32,900

7-Aug-98      $9.56   136,300

14-Aug-98        10    29,200

21-Aug-98     9.938   119,300

28-Aug-98     9.938    23,000

4-Sep-98      9.875   163,300

11-Sep-98    10.125    52,500

18-Sep-98    10.125    60,200

25-Sep-98    10.125     8,200

2-Oct-98     10.125     3,300

9-Oct-98      8.938    15,600

16-Oct-98      8.75    12,300

23-Oct-98     9.375    84,400

30-Oct-98     11.75   275,300

6-Nov-98     11.375   181,700

13-Nov-98    10.875    64,800

20-Nov-98    11.312     4,800

27-Nov-98     11.25    14,400

4-Dec-98     11.375    44,700

11-Dec-98        11     4,300

18-Dec-98        11    10,300

25-Dec-98    11.375    24,200

1-Jan-99      11.25    11,100

8-Jan-99     10.875     1,100

15-Jan-99        11     8,200

22-Jan-99     10.75     5,400

29-Jan-99    10.625    16,000

5-Feb-99     10.125     4,100

12-Feb-99    10.625    10,300

19-Feb-99    10.125    15,800

26-Feb-99    10.438     1,200

5-Mar-99     11.375     9,200

12-Mar-99    10.688    23,200

19-Mar-99    11.188     3,700

26-Mar-99        11     1,700

2-Apr-99         10    13,000

9-Apr-99       10.5    23,400

16-Apr-99     9.812    48,300

23-Apr-99     9.938    19,600

30-Apr-99    10.875    21,000

7-May-99     $11.00    16,800

14-May-99    11.125    26,000



Source: IDD Information Services

--------------------------------------------------------------------------------



                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

Project Orbis

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                    Last Twelve Months Price / Volume Graph



                      Daily: May 14, 1998 to May 14, 1999



   [The following table was depicted as a line graph in the printed material.]



             Share     Shares

             Price     Traded

14-May-98    $10.00         0

15-May-98     10.25    19,200

18-May-98     10.75    10,700

19-May-98    11.125    20,700

20-May-98    11.375    16,100

21-May-98    11.312    16,300

22-May-98     11.25     2,600

25-May-98     11.25      #N/A

26-May-98    11.375    25,400

27-May-98        11     9,300

28-May-98    11.062    25,900

29-May-98    11.062     7,700

1-Jun-98         11    12,200

2-Jun-98     10.938     1,200

3-Jun-98         11    16,200

4-Jun-98         11     7,500

5-Jun-98     11.312    26,000

8-Jun-98     11.375     6,000

9-Jun-98     11.312     8,200

10-Jun-98    11.312     6,500

11-Jun-98     11.25     7,000

12-Jun-98    11.188      #N/A

15-Jun-98        11    25,000

16-Jun-98    10.375    23,100

17-Jun-98     9.875    54,900

18-Jun-98    10.062    33,700

19-Jun-98    10.062     6,100

22-Jun-98        10     7,900

23-Jun-98      10.5    11,500

24-Jun-98    10.625    10,400

25-Jun-98    10.562     1,000

26-Jun-98     10.75      #N/A

29-Jun-98    10.625    10,600

30-Jun-98     12.75    64,900

1-Jul-98     12.375    39,500

2-Jul-98         12     8,300

3-Jul-98         12      #N/A

6-Jul-98     $12.00     7,100

7-Jul-98     11.875     2,000

8-Jul-98      11.75     4,300

9-Jul-98     11.688    14,200

10-Jul-98    11.688    10,600

13-Jul-98    11.375    12,200

14-Jul-98    11.125     1,000

15-Jul-98     11.25    28,500

16-Jul-98    11.062    10,400

17-Jul-98        11    19,600

20-Jul-98    11.125      #N/A

21-Jul-98        11     2,700

22-Jul-98    10.875    19,300

23-Jul-98     10.25    10,300

24-Jul-98    10.125    85,600

27-Jul-98        10    13,100

28-Jul-98      9.75     2,700

29-Jul-98     9.688     6,100

30-Jul-98      9.75     9,500

31-Jul-98     9.625     1,500

3-Aug-98         10   131,900

4-Aug-98      9.938       500

5-Aug-98       9.75     1,500

6-Aug-98      9.875     2,400

7-Aug-98         10      #N/A

10-Aug-98     9.625     3,000

11-Aug-98     9.375     9,700

12-Aug-98     9.375     5,200

13-Aug-98        10     3,700

14-Aug-98    10.062     7,600

17-Aug-98     10.25    22,400

18-Aug-98    10.188    66,400

19-Aug-98    10.125     7,600

20-Aug-98        10    18,900

21-Aug-98     9.938     4,000

24-Aug-98    10.125      #N/A

25-Aug-98     9.938     3,000

26-Aug-98     9.938    12,700

27-Aug-98        10     5,700

28-Aug-98     9.938     1,600

31-Aug-98     $9.94     8,300

1-Sep-98      9.938   115,800

2-Sep-98      9.875     6,700

3-Sep-98      9.875     2,200

4-Sep-98      9.875    30,300

7-Sep-98      9.875      #N/A

8-Sep-98      9.875     5,000

9-Sep-98      9.875     9,900

10-Sep-98    10.188    15,800

11-Sep-98    10.125    21,800

14-Sep-98     10.25     3,000

15-Sep-98    10.188    54,600

16-Sep-98    10.625      #N/A

17-Sep-98    10.125     2,200

18-Sep-98    10.125       400

21-Sep-98    10.125     1,600

22-Sep-98    10.125     1,500

23-Sep-98    10.125     1,600

24-Sep-98    10.125     3,000

25-Sep-98    10.125       500

28-Sep-98    10.125       200

29-Sep-98        10     1,000

30-Sep-98    10.625      #N/A

1-Oct-98      9.875       500

2-Oct-98     10.125     1,600

5-Oct-98      9.875     6,900

6-Oct-98      9.625     1,300

7-Oct-98      10.25      #N/A

8-Oct-98      9.375     7,000

9-Oct-98      8.938       400

12-Oct-98     8.875       100

13-Oct-98     8.625     1,000

14-Oct-98       8.5     1,100

15-Oct-98       8.5     8,500

16-Oct-98      8.75     1,600

19-Oct-98      9.25      #N/A

20-Oct-98      8.75     3,200

21-Oct-98      9.25      #N/A

22-Oct-98         9    27,400

23-Oct-98     9.375    53,800

26-Oct-98     $9.50     1,200

27-Oct-98     9.562    32,200

28-Oct-98     9.875   199,300

29-Oct-98        11     9,300

30-Oct-98     11.75    33,300

2-Nov-98      11.75   157,000

3-Nov-98       11.5    12,200

4-Nov-98     11.688     2,800

5-Nov-98     11.438     8,100

6-Nov-98       11.5     1,600

9-Nov-98     11.375     1,200

10-Nov-98    11.375    39,600

11-Nov-98      11.5    13,900

12-Nov-98      11.5    10,100

13-Nov-98     12.25      #N/A

16-Nov-98    11.438     1,100

17-Nov-98     12.25      #N/A

18-Nov-98    11.438       900

19-Nov-98    11.312       500

20-Nov-98    11.312     2,300

23-Nov-98    11.312     6,500

24-Nov-98     11.25     5,200

25-Nov-98     11.25     2,300

26-Nov-98     11.25      #N/A

27-Nov-98     11.25       400

30-Nov-98     11.25       800

1-Dec-98      11.25       900

2-Dec-98      11.25     5,000

3-Dec-98     11.375    12,900

4-Dec-98     11.375    25,100

7-Dec-98     11.375       500

8-Dec-98     11.312       100

9-Dec-98      11.25     2,500

10-Dec-98        11     1,000

11-Dec-98        11       200

14-Dec-98        11     1,200

15-Dec-98        11     1,000

16-Dec-98      11.5      #N/A

17-Dec-98        11       500

18-Dec-98    11.062     7,600

21-Dec-98    $11.13     1,100

22-Dec-98      11.5     5,000

23-Dec-98     11.75    16,900

24-Dec-98      11.5     1,200

25-Dec-98      11.5      #N/A

28-Dec-98      11.5     1,000

29-Dec-98      11.5     5,900

30-Dec-98    11.438     1,600

31-Dec-98     11.25     2,600

1-Jan-99      11.25      #N/A

4-Jan-99     11.375       100

5-Jan-99     11.312       200

6-Jan-99       11.5       800

7-Jan-99     12.125      #N/A

8-Jan-99     12.125      #N/A

11-Jan-99    11.438       200

12-Jan-99      11.5     1,000

13-Jan-99    11.375       500

14-Jan-99     11.25     3,100

15-Jan-99        11     3,400

18-Jan-99        11      #N/A

19-Jan-99    10.875     1,800

20-Jan-99    10.812       100

21-Jan-99        11     2,500

22-Jan-99     10.75     1,000

25-Jan-99     10.75       500

26-Jan-99     10.75       300

27-Jan-99    10.688     3,500

28-Jan-99    10.562     6,000

29-Jan-99     10.75     5,700

1-Feb-99     10.625     1,000

2-Feb-99      10.75     2,000

3-Feb-99     10.688       600

4-Feb-99      10.75       500

5-Feb-99      11.25      #N/A

8-Feb-99     10.688     7,700

9-Feb-99      11.25      #N/A

10-Feb-99    10.625       400

11-Feb-99     11.25      #N/A

12-Feb-99    10.688     2,200

15-Feb-99    $10.69      #N/A

16-Feb-99    10.688     6,000

17-Feb-99    10.688     3,600

18-Feb-99     10.75     6,200

19-Feb-99      11.5      #N/A

22-Feb-99    10.688       100

23-Feb-99        11       400

24-Feb-99    11.625      #N/A

25-Feb-99    11.125       700

26-Feb-99     11.75      #N/A

1-Mar-99     11.094     2,000

2-Mar-99      11.75      #N/A

3-Mar-99     11.062     1,000

4-Mar-99      11.25     2,700

5-Mar-99     11.375     3,500

8-Mar-99      11.75     8,200

9-Mar-99         12     5,200

10-Mar-99    11.875       800

11-Mar-99    11.625     9,000

12-Mar-99        12      #N/A

15-Mar-99     11.25     2,600

16-Mar-99    11.875      #N/A

17-Mar-99    11.125       400

18-Mar-99    11.875      #N/A

19-Mar-99    11.188       700

22-Mar-99    11.875      #N/A

23-Mar-99    11.125       400

24-Mar-99    11.125     1,100

25-Mar-99     11.75      #N/A

26-Mar-99        11       200

29-Mar-99     11.75      #N/A

30-Mar-99     11.75      #N/A

31-Mar-99    10.875    12,800

1-Apr-99         10       200

2-Apr-99         10      #N/A

5-Apr-99      9.938     8,400

6-Apr-99         10     3,600

7-Apr-99     10.125       500

8-Apr-99      10.75      #N/A

9-Apr-99       10.5    10,900

12-Apr-99    $11.25      #N/A

13-Apr-99     10.25     6,800

14-Apr-99    10.312    10,900

15-Apr-99     10.25    21,200

16-Apr-99     9.938     9,400

19-Apr-99     9.938    15,300

20-Apr-99     9.875       200

21-Apr-99     9.875       400

22-Apr-99     9.875       600

23-Apr-99        10     3,100

26-Apr-99     9.875       500

27-Apr-99        10     1,500

28-Apr-99        10     6,000

29-Apr-99    10.375     4,700

30-Apr-99    10.875     8,300

3-May-99     11.188      #N/A

4-May-99     10.875     6,900

5-May-99     11.125     5,800

6-May-99     11.062       500

7-May-99     11.062     3,600

10-May-99    11.625    13,500

11-May-99      11.5     4,000

12-May-99      11.5       500

13-May-99      11.5     3,400

14-May-99      11.5     4,600



Source: IDD Information Services

--------------------------------------------------------------------------------



                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

Project Orbis

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



               Percent of Total Volume Traded at Specific Prices



                          May 14, 1998 to May 14, 1999



   [The following table was depicted as a bar graph in the printed material.]



$8.00 - $9.00               1.0%

$9.00 - $10.00             29.0%

$10.00 - $11.00            35.0%

$11.00 - $12.00            30.0%

$12.00 - $13.00             5.0%



Note: Graph shows 2,431,100 cumulative shares

Source: IDD Information Services

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                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------

Project Orbis

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                       Price Performance Comparison Graph



                      Daily: May 14, 1998 to May 14, 1999



   [The following table was depicted as a line graph in the printed material.]



                        THS       Temperature    Imaging &      Test &

                                    Control     Inspection    Measurement

14-May-98             100.00%       100.00%       100.00%       100.00%

15-May-98             102.50%        96.00%        97.00%        99.20%

18-May-98             107.50%        97.50%        95.90%        99.40%

19-May-98             110.00%        96.30%        96.20%        98.00%

20-May-98             113.80%        92.90%        95.40%        98.40%

21-May-98             113.10%        88.80%        94.90%        97.80%

22-May-98             111.90%        86.70%        93.50%        96.10%

25-May-98             111.90%        86.70%        93.50%        96.10%

26-May-98             111.20%        85.60%        88.60%        91.60%

27-May-98             109.40%        85.30%        85.20%        90.30%

28-May-98             110.00%        88.10%        87.60%        93.50%

29-May-98             110.60%        83.40%        84.70%        94.50%

1-Jun-98              110.00%        78.00%        79.20%        92.60%

2-Jun-98              109.40%        79.10%        78.10%        91.90%

3-Jun-98              109.40%        76.10%        79.20%        90.60%

4-Jun-98              110.00%        74.30%        78.40%        90.30%

5-Jun-98              113.10%        75.80%        81.30%        90.10%

8-Jun-98              113.10%        77.20%        81.90%        90.00%

9-Jun-98              113.10%        77.50%        82.40%        88.70%

10-Jun-98             112.50%        74.30%        80.50%        87.40%

11-Jun-98             110.00%        72.90%        78.80%        86.50%

12-Jun-98             107.50%        72.70%        77.50%        85.40%

15-Jun-98             105.00%        70.50%        76.10%        84.30%

16-Jun-98              96.20%        75.40%        77.10%        85.70%

17-Jun-98              96.90%        71.90%        78.50%        86.10%

18-Jun-98             100.60%        73.10%        77.10%        85.20%

19-Jun-98             100.00%        71.50%        77.20%        86.20%

22-Jun-98             100.00%        74.00%        77.10%        86.80%

23-Jun-98             105.00%        76.10%        79.00%        88.80%

24-Jun-98             106.20%        78.90%        80.80%        89.20%

25-Jun-98             105.60%        76.80%        80.40%        88.00%

26-Jun-98             103.80%        77.10%        79.50%        87.50%

29-Jun-98             106.20%        77.50%        81.00%        87.70%

30-Jun-98             127.50%        75.90%        78.80%        87.30%

1-Jul-98              120.00%        77.80%        80.30%        88.20%

2-Jul-98              119.40%        75.60%        77.90%        87.00%

3-Jul-98              119.40%        75.60%        77.80%        87.00%

6-Jul-98              120.00%        77.30%        77.40%        86.90%

7-Jul-98              118.80%        79.70%        76.50%        86.00%

8-Jul-98              116.20%        76.80%        77.90%        86.40%

9-Jul-98              116.20%        74.20%        76.00%        85.40%

10-Jul-98             113.80%        75.50%        75.80%        87.50%

13-Jul-98             111.20%        73.60%        76.30%        86.80%

14-Jul-98             111.20%        72.70%        76.00%        86.90%

15-Jul-98             108.80%        77.70%        78.80%        85.40%

16-Jul-98             109.40%        78.90%        79.10%        85.00%

17-Jul-98             108.80%        78.50%        79.00%        83.60%

20-Jul-98             107.50%        77.90%        78.90%        81.80%

21-Jul-98             110.00%        80.60%        78.20%        81.30%

22-Jul-98             103.80%        78.80%        75.30%        79.30%

23-Jul-98              98.80%        76.70%        73.80%        77.10%

24-Jul-98             100.00%        76.40%        72.40%        73.60%

27-Jul-98              97.50%        77.70%        72.20%        73.60%

28-Jul-98              96.90%        81.90%        73.90%        73.60%

29-Jul-98              96.90%        79.70%        73.30%        71.60%

30-Jul-98              97.50%        82.60%        76.60%        71.70%

31-Jul-98              96.20%        83.60%        74.50%        69.60%

3-Aug-98              100.00%        83.30%        72.90%        68.80%

4-Aug-98               99.40%        80.40%        70.40%        67.10%

5-Aug-98               97.50%        83.30%        70.60%        68.80%

6-Aug-98               98.10%        86.40%        75.70%        71.80%

7-Aug-98               95.60%        88.10%        80.20%        72.60%

10-Aug-98              95.60%        84.20%        80.10%        70.90%

11-Aug-98              93.80%        82.50%        77.40%        69.20%

12-Aug-98              93.10%        80.80%        79.50%        72.10%

13-Aug-98             100.00%        78.20%        78.20%        71.90%

14-Aug-98             100.00%        77.80%        77.70%        71.40%

17-Aug-98             102.50%        83.30%        75.80%        72.40%

18-Aug-98             101.20%        85.10%        76.50%        75.10%

19-Aug-98             100.00%        81.50%        74.70%        61.80%

20-Aug-98             100.00%        78.30%        73.00%        60.60%

21-Aug-98              99.40%        76.40%        72.50%        58.60%

24-Aug-98              97.50%        76.80%        73.10%        55.30%

25-Aug-98              99.40%        78.30%        71.90%        53.90%

26-Aug-98              99.40%        74.10%        69.90%        51.10%

27-Aug-98             100.00%        68.30%        67.10%        48.20%

28-Aug-98              99.40%        66.70%        65.60%        48.00%

31-Aug-98              99.40%        60.80%        61.90%        44.30%

1-Sep-98               98.80%        65.90%        66.10%        44.00%

2-Sep-98               98.80%        63.70%        66.50%        45.70%

3-Sep-98               98.80%        60.60%        62.80%        44.00%

4-Sep-98               98.80%        59.80%        60.10%        43.60%

7-Sep-98               98.80%        59.80%        60.30%        43.60%

8-Sep-98               98.80%        64.50%        63.80%        46.10%

9-Sep-98               98.80%        60.90%        63.30%        46.50%

10-Sep-98             101.90%        60.60%        61.70%        44.50%

11-Sep-98             101.20%        63.10%        62.80%        47.20%

14-Sep-98             102.50%        61.20%        63.90%        49.60%

15-Sep-98             101.90%        60.20%        63.00%        49.20%

16-Sep-98              95.00%        61.40%        63.30%        49.90%

17-Sep-98             101.20%        60.90%        62.40%        48.40%

18-Sep-98             101.20%        61.80%        62.90%        47.60%

21-Sep-98             101.20%        62.70%        63.60%        46.50%

22-Sep-98             101.20%        63.50%        65.60%        46.10%

23-Sep-98             101.20%        65.80%        65.60%        46.10%

24-Sep-98             101.20%        65.30%        64.50%        45.10%

25-Sep-98             101.20%        68.40%        65.00%        45.70%

28-Sep-98             101.20%        67.60%        64.60%        45.20%

29-Sep-98             100.00%        68.20%        63.20%        44.50%

30-Sep-98              93.80%        64.50%        62.70%        44.30%

1-Oct-98               98.80%        60.60%        60.80%        43.10%

2-Oct-98              101.20%        60.60%        58.90%        43.40%

5-Oct-98               97.50%        58.40%        55.10%        42.10%

6-Oct-98               96.20%        59.00%        53.60%        39.60%

7-Oct-98               91.20%        57.80%        52.40%        39.70%

8-Oct-98               90.00%        56.50%        50.90%        39.10%

9-Oct-98               89.40%        60.30%        53.90%        40.30%

12-Oct-98              88.80%        67.70%        56.70%        41.40%

13-Oct-98              86.20%        66.20%        54.80%        41.40%

14-Oct-98              82.50%        68.50%        56.30%        41.00%

15-Oct-98              85.00%        71.40%        58.30%        41.40%

16-Oct-98              87.50%        72.40%        59.40%        43.60%

19-Oct-98              80.00%        75.30%        61.10%        46.30%

20-Oct-98              87.50%        73.40%        66.10%        47.60%

21-Oct-98              81.20%        76.20%        67.20%        49.70%

22-Oct-98              90.00%        82.60%        69.70%        49.20%

23-Oct-98              93.80%        85.40%        68.60%        49.40%

26-Oct-98              94.40%        84.50%        69.20%        49.80%

27-Oct-98              95.60%        81.10%        69.00%        49.90%

28-Oct-98              98.80%        86.70%        69.10%        48.90%

29-Oct-98             110.00%        89.80%        68.00%        49.70%

30-Oct-98             117.50%        88.60%        67.40%        50.70%

2-Nov-98              117.50%        85.20%        65.70%        50.70%

3-Nov-98              113.80%        82.20%        65.40%        51.40%

4-Nov-98              114.40%        87.90%        68.80%        54.90%

5-Nov-98              113.80%        87.50%        70.20%        56.40%

6-Nov-98              113.80%        92.80%        73.20%        55.50%

9-Nov-98              113.80%        90.90%        73.40%        55.40%

10-Nov-98             113.80%        89.70%        75.10%        55.30%

11-Nov-98             115.00%        94.20%        75.50%        55.90%

12-Nov-98             114.40%        97.20%        74.50%        55.60%

13-Nov-98             108.80%        96.00%        72.60%        55.90%

16-Nov-98             114.40%        91.60%        71.70%        56.10%

17-Nov-98             109.40%        93.50%        71.80%        56.20%

18-Nov-98             114.40%        93.40%        72.00%        56.40%

19-Nov-98             113.10%        95.30%        74.90%        62.30%

20-Nov-98             113.10%        98.00%        78.00%        63.80%

23-Nov-98             113.10%       100.00%        78.10%        64.20%

24-Nov-98             112.50%       105.00%        76.40%        63.30%

25-Nov-98             112.50%       100.80%        75.60%        63.40%

26-Nov-98             112.50%       100.80%        75.80%        63.40%

27-Nov-98             112.50%       102.10%        76.00%        65.40%

30-Nov-98             112.50%        95.70%        73.90%        67.90%

1-Dec-98              112.50%        97.50%        75.00%        65.80%

2-Dec-98              112.50%       108.60%        76.70%        65.80%

3-Dec-98              113.80%       107.50%        77.50%        66.00%

4-Dec-98              113.80%       110.40%        78.20%        63.70%

7-Dec-98              113.80%       110.80%        79.50%        64.50%

8-Dec-98              113.10%       114.10%        83.50%        65.00%

9-Dec-98              110.00%       109.90%        83.20%        65.30%

10-Dec-98             110.00%       103.90%        80.10%        62.70%

11-Dec-98             110.00%       104.70%        80.40%        64.90%

14-Dec-98             110.00%        97.60%        75.60%        62.20%

15-Dec-98             110.00%       101.70%        76.00%        62.30%

16-Dec-98             103.80%        98.60%        75.70%        62.10%

17-Dec-98             110.00%       103.20%        77.80%        68.20%

18-Dec-98             110.00%       112.60%        81.20%        68.60%

21-Dec-98             111.20%       110.40%        83.70%        70.20%

22-Dec-98             115.00%       107.20%        82.10%        70.00%

23-Dec-98             117.50%       109.60%        84.00%        70.50%

24-Dec-98             113.80%       108.70%        83.20%        71.50%

25-Dec-98             113.80%       108.70%        83.20%        71.50%

28-Dec-98             112.50%       108.00%        83.90%        71.70%

29-Dec-98             115.00%       107.60%        83.60%        71.60%

30-Dec-98             112.50%       105.40%        83.00%        71.60%

31-Dec-98             112.50%       107.30%        86.60%        72.30%

1-Jan-99              112.50%       107.30%        86.60%        72.30%

4-Jan-99              113.80%       111.50%        86.20%        71.60%

5-Jan-99              113.10%       125.60%        90.10%        74.00%

6-Jan-99              115.00%       134.20%        96.70%        78.70%

7-Jan-99              108.80%       136.00%        96.20%        77.60%

8-Jan-99              108.80%       137.80%        97.50%        78.00%

11-Jan-99             114.40%       138.60%        97.30%        77.10%

12-Jan-99             115.00%       134.60%        96.30%        74.40%

13-Jan-99             113.80%       137.30%        95.10%        75.50%

14-Jan-99             110.60%       134.00%        94.50%        73.30%

15-Jan-99             110.00%       141.60%        95.30%        74.80%

18-Jan-99             110.00%       141.60%        95.20%        74.80%

19-Jan-99             108.10%       137.30%        96.20%        69.80%

20-Jan-99             108.10%       144.00%        99.30%        69.80%

21-Jan-99             108.80%       138.30%        98.00%        68.30%

22-Jan-99             107.50%       135.70%        97.50%        67.10%

25-Jan-99             107.50%       134.50%        95.60%        67.10%

26-Jan-99             106.90%       144.70%        97.20%        67.80%

27-Jan-99             105.00%       139.50%        94.20%        66.30%

28-Jan-99             105.60%       146.00%        95.60%        66.30%

29-Jan-99             106.20%       155.40%       100.30%        66.10%

1-Feb-99              106.20%       152.00%       100.40%        65.80%

2-Feb-99              107.50%       145.10%        96.10%        64.30%

3-Feb-99              106.90%       155.50%        95.00%        65.50%

4-Feb-99              107.50%       151.00%        95.90%        64.60%

5-Feb-99              101.20%       148.30%        95.70%        64.50%

8-Feb-99              106.90%       163.20%        96.60%        66.00%

9-Feb-99              101.20%       153.60%        94.30%        65.80%

10-Feb-99             106.20%       148.80%        93.00%        64.20%

11-Feb-99             100.60%       163.20%        95.00%        64.10%

12-Feb-99             106.20%       162.80%        92.50%        63.00%

15-Feb-99             106.20%       162.80%        92.40%        63.00%

16-Feb-99             106.90%       164.80%        91.40%        63.20%

17-Feb-99             106.20%       162.90%        89.40%        60.30%

18-Feb-99             107.50%       161.10%        90.40%        59.10%

19-Feb-99             101.20%       166.00%        92.30%        59.40%

22-Feb-99             106.90%       166.00%        92.70%        60.20%

23-Feb-99             110.00%       166.30%        90.30%        59.00%

24-Feb-99             103.10%       165.90%        90.40%        58.50%

25-Feb-99             111.20%       154.70%        88.10%        57.40%

26-Feb-99             104.40%       136.60%        84.30%        56.20%

1-Mar-99              110.90%       140.00%        85.20%        56.80%

2-Mar-99              103.80%       139.20%        83.30%        55.40%

3-Mar-99              110.60%       140.50%        82.80%        55.10%

4-Mar-99              112.50%       140.40%        82.20%        54.10%

5-Mar-99              113.80%       149.20%        82.60%        54.40%

8-Mar-99              117.50%       153.40%        85.60%        55.50%

9-Mar-99              118.80%       143.90%        85.80%        54.20%

10-Mar-99             117.50%       150.00%        85.90%        54.30%

11-Mar-99             113.80%       150.10%        84.20%        54.40%

12-Mar-99             106.90%       148.00%        85.00%        54.00%

15-Mar-99             111.20%       146.70%        83.60%        54.30%

16-Mar-99             105.00%       153.50%        84.90%        53.70%

17-Mar-99             111.20%       154.60%        86.40%        53.00%

18-Mar-99             105.00%       154.00%        85.60%        54.90%

19-Mar-99             111.90%       146.90%        86.80%        63.10%

22-Mar-99             105.00%       144.80%        85.80%        62.00%

23-Mar-99             111.20%       140.60%        82.50%        60.80%

24-Mar-99             110.00%       137.40%        80.00%        61.10%

25-Mar-99             104.40%       146.50%        81.20%        63.20%

26-Mar-99             110.00%       139.30%        80.10%        67.00%

29-Mar-99             105.00%       147.10%        81.90%        64.60%

30-Mar-99             103.80%       148.60%        82.00%        61.50%

31-Mar-99             100.00%       146.30%        80.50%        63.50%

1-Apr-99              100.00%       152.60%        81.60%        63.30%

2-Apr-99              100.00%       152.60%        81.60%        63.30%

5-Apr-99               96.90%       156.20%        84.00%        63.30%

6-Apr-99              100.00%       161.00%        83.80%        63.00%

7-Apr-99              101.20%       154.50%        83.40%        62.90%

8-Apr-99               93.80%       156.40%        83.30%        62.70%

9-Apr-99              105.00%       158.30%        83.90%        63.50%

12-Apr-99              98.80%       149.30%        80.20%        63.60%

13-Apr-99             102.50%       141.70%        77.70%        63.90%

14-Apr-99             101.20%       141.60%        79.30%        63.30%

15-Apr-99             100.00%       150.10%        79.90%        63.30%

16-Apr-99              98.10%       148.00%        81.90%        64.20%

19-Apr-99              98.80%       140.60%        81.50%        65.10%

20-Apr-99              98.80%       137.80%        83.00%        63.50%

21-Apr-99              98.80%       149.70%        88.80%        63.60%

22-Apr-99              98.80%       150.80%        92.70%        63.10%

23-Apr-99              99.40%       149.10%        91.40%        63.70%

26-Apr-99              98.80%       148.30%        92.40%        64.20%

27-Apr-99             100.00%       144.60%        92.10%        63.70%

28-Apr-99             100.00%       134.60%        93.30%        62.70%

29-Apr-99             103.10%       129.60%        91.90%        62.60%

30-Apr-99             108.80%       132.20%        91.10%        62.00%

3-May-99              108.10%       135.50%        91.40%        62.90%

4-May-99              108.80%       131.90%        91.10%        64.70%

5-May-99              110.60%       143.20%        91.70%        66.60%

6-May-99              110.60%       134.10%        91.70%        68.20%

7-May-99              110.00%       140.20%        92.50%        70.00%

10-May-99             115.00%       138.80%        92.40%        69.50%

11-May-99             115.00%       139.10%        92.40%        70.20%

12-May-99             115.00%       146.90%        92.70%        69.30%

13-May-99             115.00%       144.30%        92.90%        68.30%

14-May-99             111.20%       146.80%        91.70%        66.20%



Source: IDD Information Services

--------------------------------------------------------------------------------



                                                                   -------------

                                                                   TUCKER CLEARY

                                                                   -------------